Exhibit 99.1




                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                            )           Case No. 05-40129
                                  )
FRIEDMAN'S INC., et al.,          )           Judge Hon. Lamar W. Davis, Jr.
                                  )
                                  )           Chapter 11
                                  )
Debtor                            )
----------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

                 FROM     April 2, 2005          TO          April 30, 2005
                          -------------                      --------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:       Attorney's Address and Phone Number:

Friedman's Inc.                          John Wm. Butler, Jr.
171 Crossroads Parkway                   George N. Panagakis
Savannah, Georgia 31422                  Timothy P. Olson
(912) 233-9333                           SKADDEN, ARPS, SLATE, MEAGHER
                                            & FLOM LLP
                                         333 West Wacker Drive, Suite 2100
                                         Chicago, Illinois 60606-1285



                                         /s/ Matthew Mills
                                         --------------------------------------
                                         Attorney for Debtor's
                                         Kathleen Horne
                                         Dolly Chisholm
                                         Matthew Mills
                                         INGLESBY, FALLIGANT, HORNE,
                                           COURINGTON & CHISHOLM,
                                           A Professional Corporation
                                         17 West McDonough Street
                                         P.O. Box 1368
                                         Savannah, Georgia 31402-1368
                                         (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

      April-05


                                                                   Consolidated Treasury Function
                                         -----------------------------------------------------------------------------------

Account Description                           Store        Concentration        Master          Accounts        Payroll
                                             Deposits                        Disbursement       Payable

G/L Account Number                              1020              1016              1014             1018            1011

Bank                                          numerous            BofA              BofA             BofA            BofA

Bank account number                           numerous         102243608         3272823008       3299831844      3299831836

Beginning Balance                               8,025,942        2,163,042           747,362      (7,163,765)      (116,390)
      Cash deposits                            20,243,593        2,408,892                 0               0              0
      Credit card collections                           0       17,764,062                 0               0              0
      Down payments/layaways                            0                0                 0               0              0
      Sales tax                                         0                0                 0               0              0
      Borrowings on line of credit                      0                0        14,800,000               0              0
      Interbank transfers                     (17,672,162)     (20,986,813)        2,058,359      27,639,969      7,281,741
      Intercompany allocations                          0                0                 0               0              0
      Other deposits                             (108,046)       1,166,889       (13,051,944)              0              0

                                         -----------------------------------------------------------------------------------
Total cash receipts                             2,463,385          353,030         3,806,415      27,639,969      7,281,741
                                                        0
                                         -----------------------------------------------------------------------------------
Total cash available                           10,489,327        2,516,072         4,553,777      20,476,204      7,165,351

      Merchandise payments                              0                0           543,732      14,416,233              0
      Rent                                              0                0                 0           5,873              0
      Advertising                                       0                0                 0       3,258,675              0
      Jewelry repair                                    0                0                 0         852,535              0
      Customer refunds                                  0                0                 0         255,788              0
      Utilities and telephone                           0                0                 0         523,417              0
      Employee travel                                   0                0            40,000         109,255              0
      Benefits and benefit administration               0                0           157,402         199,758              0
      Freight and inventory distribution                0                0                 0         226,640              0
      Capital expenditures                              0                0                 0         106,817              0
      Taxes and licenses                                0          320,000                 0         323,406              0
      Ordinary course professionals                     0                0                 0         106,700              0
      Credit and collection expenses                    0                0                 0          96,844              0
      Payroll                                           0                0           100,713               0      7,246,044
      Professional fees                                 0                0                 0       2,094,060              0
      Banking, interest and loan fees                   0                0                 0               0              0
      Income taxes                                      0                0                 0               0              0
      Sales tax                                         0                0                 0               0              0
      American Bankers Ins Group                        0                0           915,083               0              0
      ACH/Debits/Charges                                0                0                 0               0              0
      Healthcare                                        0                0                 0               0              0
      Line of credit paydowns                           0           86,070         2,554,771               0              0
      Intercompany allocations                          0                0                 0               0              0
      Other disbursements                         (35,831)          86,471                 0       1,252,006              0


                                         -----------------------------------------------------------------------------------
Total cash disbursements                          (35,831)         492,541         4,311,701      23,828,007      7,246,044
                                         -----------------------------------------------------------------------------------
Ending cash balance                            10,525,158        2,023,531           242,076     (3,351,803)       (80,693)
                                         ===================================================================================

Bank reconciliation attached?                  Yes              Yes               Yes              Yes            Yes

Recon Validation                                0               (0)                0                0              0



Friedman's Inc and Subsidiaries (continued)

Consolidating Statement of Cash Receipts and Disbursements

       April-05


                                                                   Consolidated Treasury Function
                                         ------------------------------------------------------------------------------------------
Account Description                       Health      Sales Tax     Store     Home Office    Standstill       FJ        Friedman's
                                         Insurance    Fiduciary      Cash       Expense        Escrow      Fiduciary    Management

G/L Account Number                         1013         1021         1025        1030           1050         1061          1012

Bank                                       BofA         BofA         N/A       Sun Trust      Wachovia    Wilmington       BofA

Bank account number                      299836140   3268596048      N/A      1500518236      26166544    1328-5489     3275522334


Beginning Balance                           (68,344)        5,538    264,400         5,896        573,515      18,717          400
      Cash deposits                               0             0          0             0              0           0            0
      Credit card collections                     0             0          0             0              0           0            0
      Down payments/layaways                      0             0          0             0              0           0            0
      Sales tax                                   0             0          0             0              0           0            0
      Borrowings on line of credit                0             0          0             0              0           0            0
      Interbank transfers                   311,009     1,383,897    (16,000)            0              0           0            0
      Intercompany allocations                    0             0          0             0              0           0            0
      Other deposits                              0             0          0             0              0          21            0
                                         ------------------------------------------------------------------------------------------
Total cash receipts                         311,009     1,383,897    (16,000)            0              0          21            0
                                         ------------------------------------------------------------------------------------------
Total cash available                        242,665     1,389,435    248,400         5,896        573,515      18,738          400

      Merchandise payments                        0             0          0             0              0           0            0
      Rent                                        0             0          0             0              0           0            0
      Advertising                                 0             0          0             0              0           0            0
      Jewelry repair                              0             0          0             0              0           0            0
      Customer refunds                            0             0          0             0              0           0            0
      Utilities and telephone                     0             0          0             0              0           0            0
      Employee travel                             0             0          0             0              0           0            0
      Benefits and benefit administration   337,701             0          0             0              0           0            0
      Freight and inventory distribution          0             0          0             0              0           0            0
      Capital expenditures                        0             0          0             0              0           0            0
      Taxes and licenses                          0             0          0             0              0           0            0
      Ordinary course professionals               0             0          0             0              0           0            0
      Credit and collection expenses              0             0          0             0              0           0            0
      Payroll                                     0             0          0             0              0           0            0
      Professional fees                           0             0          0             0              0           0            0
      Banking, interest and loan fees             0             0          0             0              0           0            0
      Income taxes                                0             0          0             0              0           0            0
      Sales tax                                   0     1,383,897          0             0              0           0            0
      American Bankers Ins Group                  0             0          0             0              0           0            0
      ACH/Debits/Charges                          0             0          0             0              0           0            0
      Healthcare                                  0             0          0             0              0           0            0
      Line of credit paydowns                     0             0          0             0              0           0            0
      Intercompany allocations                    0             0          0             0              0           0            0
      Other disbursements                         0             0          0         3,616              0           0            0
                                        ------------------------------------------------------------------------------------------
Total cash disbursements                    337,701     1,383,897          0         3,616              0           0            0
                                         ------------------------------------------------------------------------------------------
Ending cash balance                         (95,036)        5,538    248,400         2,280        573,515      18,738          400
                                         ==========================================================================================

Bank reconciliation attached?               Yes          Yes         Yes          Yes           Yes           Yes          Yes

Recon Validation                             0            0           0           (0)           (0)           (0)           0



Friedman's Inc and Subsidiaries (continued)

Consolidating Statement of Cash Receipts and Disbursements

      April-05




Account Description                        Concentration (b)   MC/Visa (b)     AMEX (b)    Discover (b)    Cougar (b)


G/L Account Number

Bank                                             Citigroup     Citigroup      Citigroup      Citigroup     Citigroup

Bank account number                              30597768       30597776       30597784       30597792      30597805      Total


Beginning Balance                                        0             0              0             0             0    4,456,313
      Cash deposits                                      0             0              0             0             0   22,652,485
      Credit card collections                            0             0              0             0             0   17,764,062
      Down payments/layaways                             0             0              0             0             0            0
      Sales tax                                          0             0              0             0             0            0
      Borrowings on line of credit                       0             0              0             0             0   14,800,000
      Interbank transfers                                0             0              0             0             0            0
      Intercompany allocations                           0             0              0             0             0            0
      Other deposits                                     0             0              0             0             0 (11,993,080)
                                         ----------------------------------------------------------------------------------------
Total cash receipts                                      0             0              0             0             0   43,223,467
                                         ----------------------------------------------------------------------------------------
Total cash available                                     0             0              0             0             0   47,679,780

      Merchandise payments                               0             0              0             0             0   14,959,965
      Rent                                               0             0              0             0             0        5,873
      Advertising                                        0             0              0             0             0    3,258,675
      Jewelry repair                                     0             0              0             0             0      852,535
      Customer refunds                                   0             0              0             0             0      255,788
      Utilities and telephone                            0             0              0             0             0      523,417
      Employee travel                                    0             0              0             0             0      149,255
      Benefits and benefit administration                0             0              0             0             0      694,861
      Freight and inventory distribution                 0             0              0             0             0      226,640
      Capital expenditures                               0             0              0             0             0      106,817
      Taxes and licenses                                 0             0              0             0             0      643,406
      Ordinary course professionals                      0             0              0             0             0      106,700
      Credit and collection expenses                     0             0              0             0             0       96,844
      Payroll                                            0             0              0             0             0    7,346,757
      Professional fees                                  0             0              0             0             0    2,094,060
      Banking, interest and loan fees                    0             0              0             0             0            0
      Income taxes                                       0             0              0             0             0            0
      Sales tax                                          0             0              0             0             0    1,383,897
      American Bankers Ins Group                         0             0              0             0             0      915,083
      ACH/Debits/Charges                                 0             0              0             0             0            0
      Healthcare                                         0             0              0             0             0            0
      Line of credit paydowns                            0             0              0             0             0    2,640,841
      Intercompany allocations                           0             0              0             0             0            0
      Other disbursements                                0             0              0             0             0    1,306,262
                                         ----------------------------------------------------------------------------------------
Total cash disbursements                                 0             0              0             0             0   37,567,676
                                         ----------------------------------------------------------------------------------------
Ending cash balance                                      0             0              0             0             0   10,112,104
                                         ========================================================================================

Bank reconciliation attached?                 No-N/A          No-N/A         No-N/A        No-N/A        No-N/A

Recon Validation



Friedman's Inc and Subsidiaries (continued)

Consolidating Statement of Cash Receipts and Disbursements

      April-05


                                                                    Allocation To Individual Debtors (a)
                                         -----------------------------------------------------------------------------------------

Account Description


G/L Account Number

Bank                                                    Friedman's    FI Stores    Friedman's      FCJV     Friedman's
                                          Friedman's    Management     Limited      Florida      Holding    Beneficiary   Holding
Bank account number                          Inc.          Corp      Partnership  Partnership      Corp.        Inc.        Corp.


Beginning Balance                           4,455,913           400            0            0          0             0       0
      Cash deposits                        15,267,775             0    5,753,731    1,630,979          0             0       0
      Credit card collections              11,972,978             0    4,512,072    1,279,012          0             0       0
      Down payments/layaways                        0             0            0            0          0             0       0
      Sales tax                                     0             0            0            0          0             0       0
      Borrowings on line of credit         14,800,000             0            0            0          0             0       0
      Interbank transfers                           0             0            0            0          0             0       0
      Intercompany allocations             13,175,794             0  (10,265,803)  (2,909,991)         0             0       0
      Other deposits                      (11,993,080)            0            0            0          0             0       0
                                         -----------------------------------------------------------------------------------------
Total cash receipts                        43,223,467             0            0            0          0             0       0
                                         -----------------------------------------------------------------------------------------
Total cash available                       47,679,380           400            0            0          0             0       0

      Merchandise payments                 10,053,096             0    3,829,751    1,077,117          0             0       0
      Rent                                      3,917            12        1,415          529          0             0       0
      Advertising                           1,945,429             0    1,016,707      296,539          0             0       0
      Jewelry repair                          572,904             0      218,249       61,383          0             0       0
      Customer refunds                        172,401             0       64,970       18,417          0             0       0
      Utilities and telephone                 366,915        12,039      111,488       32,975          0             0       0
      Employee travel                         136,718             0       11,791          746          0             0       0
      Benefits and benefit administration     444,711        48,640      159,818       41,692          0             0       0
      Freight and inventory distribution      152,302             0       58,020       16,318          0             0       0
      Capital expenditures                     71,461             0       25,743        9,614          0             0       0
      Taxes and licenses                      433,656             0      163,425       46,325          0             0       0
      Ordinary course professionals           106,700             0            0            0          0             0       0
      Credit and collection expenses           65,273             0       24,598        6,973          0             0       0
      Payroll                               4,701,924       514,273    1,689,754      440,805          0             0       0
      Professional fees                     2,094,060             0            0            0          0             0       0
      Banking, interest and loan fees               0             0            0            0          0             0       0
      Income taxes                                  0             0            0            0          0             0       0
      Sales tax                               932,747             0      351,510       99,641          0             0       0
      American Bankers Ins Group              915,083             0            0            0          0             0       0
      ACH/Debits/Charges                            0             0            0            0          0             0       0
      Healthcare                                    0             0            0            0          0             0       0
      Line of credit paydowns               2,640,841             0            0            0          0             0       0
      Intercompany allocations             10,879,730      (574,964)  (8,061,642)  (2,243,124)         0             0       0
      Other disbursements                     877,808             0      334,403       94,051          0             0       0
                                         -----------------------------------------------------------------------------------------
Total cash disbursements                   37,567,676             0            0            0          0             0       0
                                         -----------------------------------------------------------------------------------------
Ending cash balance                        10,111,704           400            0            0          0             0       0

                                         =========================================================================================

Bank reconciliation attached?

Recon Validation


Friedman's Inc and Subsidiaries (continued)

Consolidating Statement of Cash Receipts and Disbursements

      April-05


                                           Allocation To Individual Debtors (a)
                                         ---------------------------------------

Account Description


G/L Account Number

Bank
                                            Friedman's           Grand
Bank account number                         Investments          Total

Beginning Balance                                    0        4,456,313
      Cash deposits                                  0       22,652,485
      Credit card collections                        0       17,764,062
      Down payments/layaways                         0                0
      Sales tax                                      0                0
      Borrowings on line of credit                   0       14,800,000
      Interbank transfers                            0                0
      Intercompany allocations                       0                0
      Other deposits                                 0      (11,993,080)
                                         -------------------------------
Total cash receipts                                  0       43,223,467
                                         -------------------------------
Total cash available                                 0       47,679,780

      Merchandise payments                           0       14,959,965
      Rent                                           0            5,873
      Advertising                                    0        3,258,675
      Jewelry repair                                 0          852,535
      Customer refunds                               0          255,788
      Utilities and telephone                        0          523,417
      Employee travel                                0          149,255
      Benefits and benefit administration            0          694,861
      Freight and inventory distribution             0          226,640
      Capital expenditures                           0          106,817
      Taxes and licenses                             0          643,406
      Ordinary course professionals                  0          106,700
      Credit and collection expenses                 0           96,844
      Payroll                                        0        7,346,757
      Professional fees                              0        2,094,060
      Banking, interest and loan fees                0                0
      Income taxes                                   0                0
      Sales tax                                      0        1,383,897
      American Bankers Ins Group                     0          915,083
      ACH/Debits/Charges                             0                0
      Healthcare                                     0                0
      Line of credit paydowns                        0        2,640,841
      Intercompany allocations                       0                0
      Other disbursements                            0        1,306,262
                                         -------------------------------
Total cash disbursements                             0       37,567,676
                                         -------------------------------
Ending cash balance                                  0       10,112,104
                                         ===============================

Bank reconciliation attached?

Recon Validation

____________________

(a) Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.

(b)  Citigroup acounts were opened but not funded prior to April 2, 2005


                                           Friedman's Inc.

                            Statement of Cash Receipts and Disbursements

                                               Apr-05

                                              Month YTD


Beginning Balance                                              4,455,913                  (2,319,776)

            Cash deposits                                     15,267,775                  67,603,365
            Credit card collections                           11,972,978                  34,241,894
            Down payments/layaways                                     0                           0
            Sales tax                                                  0                           0
            Borrowings on line of credit                      14,800,000                  (8,246,105)
            Interbank transfers                                        0                           0
            Intercompany allocations                          13,175,794                  49,260,466
            Other deposits                                   (11,993,080)                   2,834,767

                                                       ------------------          ------------------
Total cash receipts                                           43,223,467                 145,694,387

                                                       ------------------          ------------------
Total cash available                                          47,679,380                 143,374,611
                                                                                                   0
            Merchandise payments                              10,053,096                  26,719,604
            Rent                                                   3,917                   5,493,232
            Advertising                                        1,945,429                   4,875,324
            Jewelry repair                                       572,904                   2,702,822
            Customer refunds                                     172,401                   1,073,259
            Utilities and telephone                              366,915                   1,344,810
            Employee travel                                      136,718                     717,163
            Benefits and benefit administration                  444,711                   1,432,142
            Freight and inventory distribution                   152,302                   1,102,336
            Capital expenditures                                  71,461                     212,262
            Taxes and licenses                                   433,656                   2,121,997
            Ordinary course professionals                        106,700                     344,043
            Credit and collection expenses                        65,273                     236,263
            Payroll                                            4,701,924                  16,348,021
            Professional fees                                  2,094,060                   3,348,687
            Banking, interest and loan fees                            0                   1,522,571
            Income taxes                                               0                           0
            Sales tax                                            932,747                   4,061,076
            American Bankers Ins Group                           915,083                     915,083
            ACH/Debits/Charges                                         0                           0
            Healthcare                                                 0                           0
            Line of credit paydowns                            2,640,841                  26,588,344
            Intercompany transfers                            10,879,730                  34,253,205
            Other disbursements                                  877,808                  (2,149,336)

                                                       ------------------          ------------------
Total cash disbursements                                      37,567,676                 133,262,907

                                                       ------------------          ------------------
Ending cash balance                                           10,111,704                  10,111,704
                                                       ==================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005                   /s/ Ken Maher
                                             -----------------------------------
                                             Chief Financial Officer


                                           January       February         March           April             d        YTD

Beginning Balance                          (2,319,776)    11,970,553       9,300,706        4,455,913             (2,319,776)

        Cash deposits                       8,816,498     26,674,014      16,845,078       15,267,775             67,603,365
        Credit card collections             2,913,166     10,777,397       8,578,353       11,972,978             34,241,894
        Down payments/layaways                      0              0               0                0                      0
        Sales tax                                   0              0               0                0                      0
        Borrowings on line of credit                0    (31,826,105)      8,780,000       14,800,000             (8,246,105)
        Interbank transfers                         0              0               0                0                      0
        Intercompany allocations            5,673,398     18,114,481      12,296,793       13,175,794             49,260,466
        Other deposits                        325,507        401,479      14,100,861      (11,993,080)             2,834,767

                                         -------------------------------------------------------------           -------------
Total cash receipts                        17,728,569     24,141,266      60,601,085       43,223,467            145,694,387

                                         -------------------------------------------------------------           -------------
Total cash available                       15,408,793     36,111,819      69,901,791       47,679,380            143,374,611

        Merchandise payments                        0      8,184,971       8,481,537       10,053,096             26,719,604
        Rent                                        0         28,038       5,461,277            3,917              5,493,232
        Advertising                         1,700,641        438,943         790,311        1,945,429              4,875,324
        Jewelry repair                        376,227      1,217,808         535,883          572,904              2,702,822
        Customer refunds                      130,958        397,775         372,125          172,401              1,073,259
        Utilities and telephone                35,182        382,581         560,131          366,915              1,344,810
        Employee travel                        12,440        200,378         367,627          136,718                717,163
        Benefits and benefit                  144,628        322,687         520,115          444,711              1,432,142
        administration
        Freight and inventory                  74,581        511,198         364,256          152,302              1,102,336
        distribution
        Capital expenditures                        0              0         140,801           71,461                212,262
        Taxes and licenses                          0      1,688,342               0          433,656              2,121,997
        Ordinary course professionals          62,561         12,025         162,757          106,700                344,043
        Credit and collection expenses          7,623          3,915         159,452           65,273                236,263
        Payroll                             3,168,909      3,424,382       5,052,806        4,701,924             16,348,021
        Professional fees                           0        356,268         898,359        2,094,060              3,348,687
        Banking, interest and loan fees       100,000      1,422,571               0                0              1,522,571
        Income taxes                                0              0               0                0                      0
        Sales tax                           1,519,575              0       1,608,754          932,747              4,061,076
        American Bankers Ins Group                  0              0               0          915,083                915,083
        ACH/Debits/Charges                          0              0               0                0                      0
        Healthcare                                  0              0               0                0                      0
        Line of credit paydowns                     0              0      23,947,503        2,640,841             26,588,344
        Intercompany transfers              1,444,058      8,373,944      13,555,472       10,879,730             34,253,205
        Other disbursements                (5,339,143)      (154,713)      2,466,711          877,808             (2,149,336)

                                         -------------------------------------------------------------           -------------
Total cash disbursements                    3,438,240     26,811,113      65,445,878       37,567,676            133,262,907

                                         -------------------------------------------------------------           -------------
Ending cash balance                        11,970,553      9,300,706       4,455,913       10,111,704             10,111,704
                                         =============================================================           =============

Name of Debtor:             Friedman's, Inc.    Case Number :          05-40129
                            ----------------                           --------

Reporting Period beginning  April 2, 2005       and ending       April 30, 2005
                            -------------                        --------------

      STATEMENT REGARDING CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT

On November 17, 2003 the Company announced that it had determined that its financial statements for the fiscal years ending September 30, 2000 through September 30, 2002 and the first three quarters of fiscal 2003 required restatement and should not be relied upon. The Company's auditors, Ernst & Young, LLP ("E&Y") simultaneously informed the Company that it was withdrawing its audit opinions on the previously filed annual financial statements.

Subsequently, the Company has commenced a thorough review of its accounting records on a quarterly basis to identify the sources and quantify the amounts of required adjustments to its financial records.

Because the aforementioned review is incomplete, the Company is not presently able to provide a current consolidated balance sheet or income statement in this Monthly Operating Report. The Company presently anticipates providing such statements upon the completion of its accounting review. However, the Company cannot presently predict when the aforementioned review will be completed.

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
              ----------------------------------------------------

Name of Debtor:     Friedman's Inc., et al.    Case Number:            05-40129
                    -----------------------                            --------

Reporting Period beginning   April 2, 2005     and ending        April 30, 2005
                             -------------                       --------------



ACCOUNTS RECEIVABLE AT PETITION DATE (CREDIT CARD)                     $540,619
                                                             ===================

ACCOUNTS RECEIVABLE AT PETITION DATE (ON ACCOUNT)                  $175,499,089
                                                             ===================


                       ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable , prepetition and post petition, including charge card sales which have not been received):


                                               Credit                 On
                                               Cards               Account
                                               -----               -------

 Beginning of Month Balance                    $2,872,929        $134,931,782
 PLUS: Current Month New Billings              18,407,486          14,238,719
 MINUS: Collection During the Month           (17,764,062)        (16,326,545)
 PLUS/MINUS: Adjustments or write offs            (63,031)         (4,324,452)
                                          ----------------   -----------------
 End of Month Balance                          $3,453,322        $128,519,504
                                          ================   =================



                    POST PETITION ACCOUNTS RECEIVABLE AGING
      (Show the total for each aging category for all accounts receivable)

All credit card accounts receivable are current (0-30 days old)

The Debtors are not able to present post petition accounts receivable separately. Listed below is an aging of total On Account Accounts Receivable by category


  0-30          31-60          61-90        Over 90                  Total
------------------------------------------------------       -----------------
104,634,150    10,105,333    6,116,728    7,663,293            128,519,504
======================================================       =================
                                         check digit (s/b 0)             0


The Debtor's policy for accounts over 90 days old is to pursue collection efforts internally with its internal collections department. After 120 days, accounts are generally written off of accounts receivable (subject to certain exceptions) and are turned over to collection agencies for continued collection efforts.

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor:             Friedman's Inc., et al.  Case Number:       05-40129
                            -----------------------                     --------

Reporting Period beginning         April 2, 2005     and ending   April 30, 2005
                                   -------------                  --------------


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached attached provided all information requested below is included.


                         POST-PETITION ACCOUNTS PAYABLE
                              (past due balances)
   Date         Days
 Incurred       O/S             Vendor                    Amount Description*
 --------       ----            ------                    ------ ------------
    4/25/02       1071 Broas-Attwood Jewelers             110.00 Delay in approval process, paid in May
   10/13/04        169 Brians Mfg Co.                      75.75 Delay in approval process, paid in May
    11/4/04        147 BENNETT'S FINE JEWELRY &           120.00 Delay in approval process, paid in May
                       REPAIR
    11/4/04        147 Vitor Toniolo Designs              331.00 Delay in approval process, paid in May
   11/27/04        124 Kathy Kennedy Repair                15.00 Delay in approval process, paid in May
   12/10/04        111 Gerardo Madrigal Repairs            68.00 Delay in approval process, paid in May
   12/20/04        101 Balentine & Company                135.00 Delay in approval process, paid in May
   12/20/04        101 Workbench, The                      98.00 Delay in approval process, paid in May
   12/22/04         99 Roger's Jewelry                    100.00 Delay in approval process, paid in May
   12/23/04         98 Gerardo Madrigal Repairs            40.00 Delay in approval process, paid in May
   12/29/04         92 Brians Mfg Co.                     103.75 Delay in approval process, paid in May
   12/30/04         91 Gerardo Madrigal Repairs           219.00 Delay in approval process, paid in May
     1/5/05         85 Larry Cash Repairs                 194.50 Delay in approval process, paid in May
     1/5/05         85 Oliver Ronquillo Repairs            88.50 Delay in approval process, paid in May
     1/6/05         84 Workbench, The                      66.50 Delay in approval process, paid in May
     1/7/05         83 Brewer's Jewelry Repair            162.00 Delay in approval process, paid in May
     1/7/05         83 Brewer's Jewelry Repair            149.00 Delay in approval process, paid in May
     1/7/05         83 Brewer's Jewelry Repair            125.00 Delay in approval process, paid in May
     1/7/05         83 Brians Mfg Co.                     124.00 Delay in approval process, paid in May
     1/7/05         83 Brians Mfg Co.                     186.50 Delay in approval process, paid in May
     1/7/05         83 Broas-Attwood Jewelers              24.50 Delay in approval process, paid in May
    1/12/05         78 Roger's Jewelry                    232.75 Delay in approval process, paid in May
    1/18/05         72 A&A JEWELERS-ASSET                (57.87) Delay in approval process, paid in May
    1/18/05         72 Wayne Haden Repairs                151.00 Delay in approval process, paid in May
    1/19/05         71 Accurate Electrical Services        65.00 Delay in approval process, paid in May
    1/19/05         71 ADT Security Systems,            2,506.20 Delay in approval process, paid in May
    1/19/05         71 ADT Security Systems,            3,349.59 Delay in approval process, paid in May
    1/19/05         71 JEA                                787.75 Delay in approval process, paid in May
    1/19/05         71 Winn Jewelers                      254.00 Delay in approval process, paid in May
    1/19/05         71 Winn Jewelers                       47.00 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                           90.00 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                           50.70 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                           64.29 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                           30.40 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                           43.01 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                          177.25 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                           32.54 Delay in approval process, paid in May
    1/21/05         69 IEM, Inc.                          104.30 Delay in approval process, paid in May
    1/21/05         69 Teco Tampa Electric                 48.92 Delay in approval process, paid in May
    1/22/05         68 Gerardo Madrigal Repairs           132.00 Delay in approval process, paid in May
    1/22/05         68 Intel-Alliance Enterprises Inc      51.00 Delay in approval process, paid in May
    1/22/05         68 Intel-Alliance Enterprises Inc     263.00 Delay in approval process, paid in May
    1/24/05         66 National Welders Supply Co, Inc    100.58 Delay in approval process, paid in May
    1/24/05         66 Oliver Ronquillo Repairs            19.00 Delay in approval process, paid in May
    1/25/05         65 Jim Turner Repair                  182.00 Delay in approval process, paid in May
    1/25/05         65 Stella M Atwater Repairs            86.00 Delay in approval process, paid in May
    1/26/05         64 Chuck Gilbert Jewelry Repair       103.00 Delay in approval process, paid in May
    1/28/05         62 BULOVA CORP-ASSET                    6.00 Delay in approval process, paid in May
    1/28/05         62 Jenkins Office Equipment           480.63 Delay in approval process, paid in May
    1/28/05         62 Stella M Atwater Repairs            70.00 Delay in approval process, paid in May
    1/29/05         61 AM-GOLD PRODUCTS-SALE              537.78 Delay in approval process, paid in May
    1/29/05         61 CONTINENTAL JC INC-SALE            132.00 Delay in approval process, paid in May
    1/29/05         61 COSMOPOLITAN GEM-SALE            5,603.31 Delay in approval process, paid in May
    1/29/05         61 KLEIN JEWELRY-SALE                (12.94) Delay in approval process, paid in May
    1/29/05         61 AMBRAS FINE JEWELRY-SALE            23.75 Delay in approval process, paid in May
    1/29/05         61 COMBINE INTERNATIONAL            3,532.80 Delay in approval process, paid in May
    1/29/05         61 ULTIMO INC - SALES               (140.71) Delay in approval process, paid in May
    1/29/05         61 ULTIMO INC - SALES                 561.77 Delay in approval process, paid in May
    1/29/05         61 MGM JEWELRY MANUFACT-SALE        (470.00) Delay in approval process, paid in May
    1/31/05         59 Ciambor Inc.                        39.00 Delay in approval process, paid in May
    1/31/05         59 Intel-Alliance Enterprises Inc      85.00 Delay in approval process, paid in May
    1/31/05         59 McCluskey Fire                     284.11 Delay in approval process, paid in May
                       Extinguishers I
    1/31/05         59 Roberto Jewelers                   153.00 Delay in approval process, paid in May
    1/31/05         59 Rusty Moses-Repairs                132.50 Delay in approval process, paid in May
     2/1/05         58 Palmetto Gold Jewelers             135.00 Delay in approval process, paid in May
     2/1/05         58 Roberto Jewelers                    71.00 Delay in approval process, paid in May
     2/2/05         57 Intel-Alliance Enterprises Inc      30.00 Delay in approval process, paid in May
     2/2/05         57 Rusty Moses-Repairs                 98.00 Delay in approval process, paid in May
     2/2/05         57 Stella M Atwater Repairs            64.00 Delay in approval process, paid in May
     2/3/05         56 AJS                                223.00 Delay in approval process, paid in May
     2/3/05         56 K.O.D. Services                    105.00 Delay in approval process, paid in May
     2/3/05         56 K.O.D. Services                    117.00 Delay in approval process, paid in May
     2/3/05         56 Manders Enterprises, Inc.           93.60 Delay in approval process, paid in May
     2/3/05         56 Sheridan Designs                   334.00 Delay in approval process, paid in May
     2/3/05         56 KenSib,Inc.d/b/aMedia            2,535.67 Delay in approval process, paid in May
                       Solution
     2/4/05         55 BULOVA CORP-ASSET                    6.00 Delay in approval process, paid in May
     2/4/05         55 BULOVA CORP-ASSET                    6.00 Delay in approval process, paid in May
     2/4/05         55 BULOVA CORP-ASSET                    6.00 Delay in approval process, paid in May
     2/4/05         55 BULOVA CORP-ASSET                    7.00 Delay in approval process, paid in May
     2/4/05         55 BULOVA CORP-ASSET                    7.00 Delay in approval process, paid in May
     2/4/05         55 Rusty Moses-Repairs                414.50 Delay in approval process, paid in May
     2/5/05         54 Workbench, The                      58.00 Delay in approval process, paid in May
     2/7/05         52 GOLD LANCE-ASSET                 (142.14) UMR - waiting on corrected paperwork from vendor
     2/7/05         52 GOLD LANCE-ASSET                  (91.54) UMR - waiting on corrected paperwork from vendor
     2/7/05         52 SUN DIAMOND USA - ASSET        (1,470.00) Delay in approval process, paid in May
     2/7/05         52 AJS                                 86.00 Delay in approval process, paid in May
     2/7/05         52 Broas-Attwood Jewelers             153.00 Delay in approval process, paid in May
     2/7/05         52 Dominion Virginia Power             86.96 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                  25.70 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                  34.08 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                   5.44 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                  14.37 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                  10.44 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                  16.66 Delay in approval process, paid in May
     2/7/05         52 FedEx(Palatine,IL)                  37.75 Delay in approval process, paid in May
     2/7/05         52 Garner Jewelers                    254.50 Delay in approval process, paid in May
     2/7/05         52 Golden Inc.                         32.00 Delay in approval process, paid in May
     2/7/05         52 Larry Cash Repairs                 216.50 Delay in approval process, paid in May
     2/7/05         52 Manders Enterprises, Inc.          418.08 Delay in approval process, paid in May
     2/7/05         52 Stella M Atwater Repairs           136.00 Delay in approval process, paid in May
     2/8/05         51 Golden Touch Jewelry LLC           180.50 Delay in approval process, paid in May
     2/8/05         51 Stella M Atwater Repairs           114.00 Delay in approval process, paid in May
     2/9/05         50 Assurant Solutions(credit)       3,318.95 Delay in approval process, paid in May
     2/9/05         50 Assurant Solutions(credit)         333.76 Delay in approval process, paid in May
     2/9/05         50 Assurant Solutions(credit)         703.99 Delay in approval process, paid in May
     2/9/05         50 Assurant Solutions(credit)         721.74 Delay in approval process, paid in May
     2/9/05         50 Assurant Solutions(credit)          94.32 Delay in approval process, paid in May
     2/9/05         50 Crystal Clear Window                10.00 Delay in approval process, paid in May
                       Cleaning
     2/9/05         50 Intel-Alliance Enterprises Inc      65.00 Delay in approval process, paid in May
     2/9/05         50 Intel-Alliance Enterprises Inc      90.00 Delay in approval process, paid in May
    2/10/05         49 AJS                                203.00 Delay in approval process, paid in May
    2/10/05         49 Ciambor Inc.                       146.00 Delay in approval process, paid in May
    2/10/05         49 Golden Touch Jewelry LLC           202.50 Delay in approval process, paid in May
    2/11/05         48 AJS                                 49.00 Delay in approval process, paid in May
    2/11/05         48 Ciambor Inc.                         7.00 Delay in approval process, paid in May
    2/11/05         48 Ciambor Inc.                        46.00 Delay in approval process, paid in May
    2/11/05         48 Intel-Alliance Enterprises Inc      60.00 Delay in approval process, paid in May
    2/11/05         48 Randy Smith Jewelers                52.25 Delay in approval process, paid in May
    2/11/05         48 Sigi's Jewelry & Repair            109.00 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  35.93 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  26.44 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  24.16 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  58.31 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  22.91 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  59.88 Delay in approval process, paid in May
    2/14/05         45 FedEx(Palatine,IL)                  12.73 Delay in approval process, paid in May
    2/14/05         45 Hall Balloons, Inc.                 62.66 Delay in approval process, paid in May
    2/14/05         45 International Gemmological       2,157.00 Delay in approval process, paid in May
    2/14/05         45 International Gemmological         797.50 Delay in approval process, paid in May
    2/14/05         45 International Gemmological       1,251.25 Delay in approval process, paid in May
    2/14/05         45 KIPSCO MAINTENANCE &                65.00 Delay in approval process, paid in May
                       OPERATION
    2/14/05         45 Stella M Atwater Repairs           176.00 Delay in approval process, paid in May
    2/15/05         44 GOLD LANCE-ASSET                 (160.54) UMR - waiting on corrected paperwork from vendor
    2/15/05         44 Ciambor Inc.                       102.00 Delay in approval process, paid in May
    2/15/05         44 KIPSCO MAINTENANCE &                45.00 Delay in approval process, paid in May
                       OPERATION
    2/15/05         44 KIPSCO MAINTENANCE &                45.00 Delay in approval process, paid in May
                       OPERATION
    2/16/05         43 GOLD LANCE-ASSET                  (73.14) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                  (54.74) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                 (189.98) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                 (114.54) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                 (142.14) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                 (105.34) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                  (63.94) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                 (132.94) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 GOLD LANCE-ASSET                  (59.34) UMR - waiting on corrected paperwork from vendor
    2/16/05         43 A&A JEWELERS-ASSET                (42.23) Delay in approval process, paid in May
    2/16/05         43 A&A JEWELERS-ASSET                (36.70) Delay in approval process, paid in May
    2/16/05         43 A&A JEWELERS-ASSET                (62.56) Delay in approval process, paid in May
    2/16/05         43 Jeffrey A. Marlow Repairs           81.00 Delay in approval process, paid in May
    2/16/05         43 Oliver Ronquillo Repairs           351.50 Delay in approval process, paid in May
    2/16/05         43 Routh Jewelry Repair                19.75 Delay in approval process, paid in May
    2/16/05         43 Universal Watch Repair               6.20 Delay in approval process, paid in May
    2/17/05         42 ADT Security Systems,               60.32 Delay in approval process, paid in May
    2/17/05         42 Ciambor Inc.                       111.00 Delay in approval process, paid in May
    2/17/05         42 Randy Smith Jewelers               206.50 Delay in approval process, paid in May
    2/18/05         41 Cornerstone Pest Control            20.00 Delay in approval process, paid in May
    2/18/05         41 Vong Jewelers                      413.00 Delay in approval process, paid in May
    2/19/05         40 A-1 Orange Cleaning Service Co      24.43 Delay in approval process, paid in May
    2/19/05         40 Charleston Glass Co.               465.92 Delay in approval process, paid in May
    2/19/05         40 Manuel A. Martinez Repairs          33.28 Delay in approval process, paid in May
    2/20/05         39 Constance                          120.00 Delay in approval process, paid in May
                       Brewington"security"
    2/21/05         38 Darrell Antley"security"           160.00 Delay in approval process, paid in May
    2/21/05         38 John Gall -repairs                  64.00 Delay in approval process, paid in May
    2/21/05         38 See-Thru Professional               10.00 Delay in approval process, paid in May
                       Window C
    2/21/05         38 Stella M Atwater Repairs           152.00 Delay in approval process, paid in May
    2/21/05         38 Vong Jewelers                      112.00 Delay in approval process, paid in May
    2/22/05         37 Bobby Bruno Repairs                376.00 Delay in approval process, paid in May
    2/22/05         37 Ciambor Inc.                       103.00 Delay in approval process, paid in May
    2/22/05         37 Darrell Antley"security"           160.00 Delay in approval process, paid in May
    2/22/05         37 Frazier's Plumbing LLC              65.00 Delay in approval process, paid in May
    2/22/05         37 Golden Inc.                         66.50 Delay in approval process, paid in May
    2/22/05         37 Jim Driver Repairs                 142.00 Delay in approval process, paid in May
    2/22/05         37 Jim Driver Repairs                  90.50 Delay in approval process, paid in May
    2/22/05         37 Jim Driver Repairs                  60.50 Delay in approval process, paid in May
    2/22/05         37 Landers Window & Exterior           11.00 Delay in approval process, paid in May
                       Clea
    2/22/05         37 My Jeweler                         125.00 Delay in approval process, paid in May
    2/22/05         37 Service Jewelry & Repair           387.61 Delay in approval process, paid in May
    2/22/05         37 Sigi's Jewelry & Repair            332.00 Delay in approval process, paid in May
    2/23/05         36 M FABRIKANT & SONS-ASSET            70.44 UMR - waiting on corrected paperwork from vendor
    2/23/05         36 AJS                                263.00 Delay in approval process, paid in May
    2/23/05         36 Constance                          100.00 Delay in approval process, paid in May
                       Brewington"security"
    2/23/05         36 Crystal Clear Window                10.00 Delay in approval process, paid in May
                       Cleaning
    2/23/05         36 John Gall -repairs                 115.00 Delay in approval process, paid in May
    2/24/05         35 GOLD LANCE-ASSET                   114.54 UMR - waiting on corrected paperwork from vendor
    2/24/05         35 Broas-Attwood Jewelers             448.50 Delay in approval process, paid in May
    2/24/05         35 Constance                          100.00 Delay in approval process, paid in May
                       Brewington"security"
    2/24/05         35 Diamond Mine Inc.                   66.00 Delay in approval process, paid in May
    2/24/05         35 Intel-Alliance Enterprises Inc      26.00 Delay in approval process, paid in May
    2/24/05         35 Intel-Alliance Enterprises Inc      20.00 Delay in approval process, paid in May
    2/24/05         35 Michael J. Venable - Jeweler       159.85 Delay in approval process, paid in May
    2/25/05         34 GOLD LANCE-ASSET                   155.94 UMR - waiting on corrected paperwork from vendor
    2/25/05         34 BULOVA CORP-ASSET                    3.25 Delay in approval process, paid in May
    2/25/05         34 BULOVA CORP-ASSET                    3.25 Delay in approval process, paid in May
    2/25/05         34 BULOVA CORP-ASSET                    3.25 Delay in approval process, paid in May
    2/25/05         34 BULOVA CORP-ASSET                    3.25 Delay in approval process, paid in May
    2/25/05         34 BULOVA CORP-ASSET                    3.25 Delay in approval process, paid in May
    2/25/05         34 D.A.E. Window Cleaning              15.00 Delay in approval process, paid in May
    2/25/05         34 Gerardo Madrigal Repairs            82.00 Delay in approval process, paid in May
    2/25/05         34 Gerardo Madrigal Repairs            32.00 Delay in approval process, paid in May
    2/25/05         34 Terry Peoples-Repairs              225.00 Delay in approval process, paid in May
    2/25/05         34 Skadden,Arps,Slate,            164,534.00 Delay in approval process, paid in May
    2/26/05         33 AM-GOLD PRODUCTS-SALE            1,882.23 Delay in approval process, paid in May
    2/26/05         33 AM-GOLD PRODUCTS-SALE            2,151.13 Delay in approval process, paid in May
    2/26/05         33 CONTINENTAL JC INC-SALE             88.00 Delay in approval process, paid in May
    2/26/05         33 CONTINENTAL JC INC-SALE            264.00 Delay in approval process, paid in May
    2/26/05         33 COSMOPOLITAN GEM-SALE            4,590.48 Delay in approval process, paid in May
    2/26/05         33 COSMOPOLITAN GEM-SALE           15,990.29 Delay in approval process, paid in May
    2/26/05         33 DESIGN WORKS-SALE                5,207.26 Delay in approval process, paid in May
    2/26/05         33 DESIGN WORKS-SALE              113,593.02 Delay in approval process, paid in May
    2/26/05         33 A&A JEWELERS-SALE                3,022.65 Delay in approval process, paid in May
    2/26/05         33 SIMPLEX DIAM INC-SALE              675.72 Delay in approval process, paid in May
    2/26/05         33 SIMPLEX DIAM INC-SALE            1,233.03 Delay in approval process, paid in May
    2/26/05         33 WEINDLING INT'L-SALES            1,149.00 Delay in approval process, paid in May
    2/26/05         33 WEINDLING INT'L-SALES            1,148.00 Delay in approval process, paid in May
    2/26/05         33 AMBRAS FINE JEWELRY-SALE            23.75 Delay in approval process, paid in May
    2/26/05         33 AMBRAS FINE JEWELRY-SALE            71.25 Delay in approval process, paid in May
    2/26/05         33 MARKOWITZ JEWELRY-SALE             148.44 Delay in approval process, paid in May
    2/26/05         33 COMBINE INTERNATIONAL           56,030.44 Delay in approval process, paid in May
    2/26/05         33 COMBINE INTERNATIONAL           21,236.19 Delay in approval process, paid in May
    2/26/05         33 STS JEWELS INC - SALES             136.88 Delay in approval process, paid in May
    2/26/05         33 STS JEWELS INC - SALES           6,469.39 Delay in approval process, paid in May
    2/26/05         33 ULTIMO INC - SALES              10,147.36 Delay in approval process, paid in May
    2/26/05         33 ULTIMO INC - SALES              48,364.26 Delay in approval process, paid in May
    2/26/05         33 MGM JEWELRY MANUFACT-SALE        1,550.00 Delay in approval process, paid in May
    2/26/05         33 MGM JEWELRY MANUFACT-SALE          585.00 Delay in approval process, paid in May
    2/26/05         33 Jeffrey A. Marlow Repairs           64.00 Delay in approval process, paid in May
    2/26/05         33 Routh Jewelry Repair                 5.00 Delay in approval process, paid in May
    2/28/05         31 A-1 Fire & Safety,                  39.52 Delay in approval process, paid in May
                       Inc.(Breaux
    2/28/05         31 A-1 Fire & Safety,                  80.13 Delay in approval process, paid in May
                       Inc.(Breaux
    2/28/05         31 George D. Nickerson, Jr -          150.00 Delay in approval process, paid in May
                       secu
    2/28/05         31 Golden Inc.                        255.00 Delay in approval process, paid in May
    2/28/05         31 Golden Inc.                         14.00 Delay in approval process, paid in May
    2/28/05         31 Intel-Alliance Enterprises          58.00 Delay in approval process, paid in May
                       Inc
    2/28/05         31 Intel-Alliance Enterprises          20.00 Delay in approval process, paid in May
                       Inc
    2/28/05         31 Intel-Alliance Enterprises          32.00 Delay in approval process, paid in May
                       Inc
    2/28/05         31 Jim Turner Repair                  154.00 Delay in approval process, paid in May
    2/28/05         31 John Gall -repairs                  30.00 Delay in approval process, paid in May
    2/28/05         31 NexAir, LLC                          5.49 Delay in approval process, paid in May
    2/28/05         31 Ricky J. Bonaventure -              89.85 Delay in approval process, paid in May
                       Repairs
    2/28/05         31 Terry Peoples-Repairs              102.00 Delay in approval process, paid in May
    2/28/05         31 Winn Jewelers                      178.00 Delay in approval process, paid in May
    2/28/05         31 Workbench, The                     114.30 Delay in approval process, paid in May
     3/1/05         30 ADT Security Systems,            2,294.00 Delay in approval process, paid in May
     3/1/05         30 Clear Mountain Spring               13.46 Delay in approval process, paid in May
                       Water-P.
     3/1/05         30 Clear Mountain Spring               13.35 Delay in approval process, paid in May
                       Water-P.
     3/1/05         30 Gerardo Madrigal Repairs            50.00 Delay in approval process, paid in May
     3/1/05         30 Golden Touch Jewelry LLC           124.00 Delay in approval process, paid in May
     3/1/05         30 John's Lock & Key Service          196.63 Delay in approval process, paid in May
     3/1/05         30 Michael L. Dugan - security        150.00 Delay in approval process, paid in May
     3/2/05         29 Brewer's Jewelry Repair             95.50 Delay in approval process, paid in May
     3/2/05         29 Gerardo Madrigal Repairs            85.00 Delay in approval process, paid in May
     3/2/05         29 Oliver Ronquillo Repairs           168.50 Delay in approval process, paid in May
     3/2/05         29 Terry Peoples-Repairs              177.00 Delay in approval process, paid in May
     3/2/05         29 Winn Jewelers                      167.50 Delay in approval process, paid in May
     3/3/05         28 BULOVA CORP-ASSET                   42.30 Delay in approval process, paid in May
     3/3/05         28 Ben Murphy Repairs                 196.00 Delay in approval process, paid in May
     3/3/05         28 Gerardo Madrigal Repairs            51.00 Delay in approval process, paid in May
     3/3/05         28 Oulay Jewelers                     100.00 Delay in approval process, paid in May
     3/3/05         28 Squeegee Clean (window              10.00 Delay in approval process, paid in May
                       CleaninG
     3/4/05         27 GOLD LANCE-ASSET                    59.34 UMR - waiting on corrected paperwork from vendor
     3/4/05         27 Amber Jewelers                     220.00 Delay in approval process, paid in May
     3/4/05         27 Amber Jewelers                      31.00 Delay in approval process, paid in May
     3/4/05         27 Brewer's Jewelry Repair             79.50 Delay in approval process, paid in May
     3/4/05         27 Gerardo Madrigal Repairs            25.00 Delay in approval process, paid in May
     3/4/05         27 Golden Touch Jewelry LLC           194.00 Delay in approval process, paid in May
     3/4/05         27 Intel-Alliance Enterprises         100.00 Delay in approval process, paid in May
                       Inc
     3/4/05         27 Michael L. Dugan - security        150.00 Delay in approval process, paid in May
     3/4/05         27 Oliver Ronquillo Repairs           226.00 Delay in approval process, paid in May
     3/4/05         27 Roberto Jewelers                    12.00 Delay in approval process, paid in May
     3/4/05         27 Terry Peoples-Repairs              183.00 Delay in approval process, paid in May
     3/4/05         27 Winn Jewelers                      281.00 Delay in approval process, paid in May
     3/5/05         26 Golden Inc.                        110.00 Delay in approval process, paid in May
     3/5/05         26 Jeff Farmer Jewelry Repair         326.00 Delay in approval process, paid in May
     3/5/05         26 Ricky J. Bonaventure -              34.40 Delay in approval process, paid in May
                       Repairs
     3/6/05         25 Ricky J. Bonaventure -             139.32 Delay in approval process, paid in May
                       Repairs
     3/6/05         25 Savannah Morning News              587.68 Delay in approval process, paid in May
     3/6/05         25 Terry Peoples-Repairs              176.00 Delay in approval process, paid in May
     3/7/05         24 Brewer's Jewelry Repair             32.00 Delay in approval process, paid in May
     3/7/05         24 Diamond Mine Inc.                  110.05 Delay in approval process, paid in May
     3/7/05         24 John Gall -repairs                  30.00 Delay in approval process, paid in May
     3/7/05         24 JTM Jewelers                       148.00 Delay in approval process, paid in May
     3/7/05         24 JTM Jewelers                       245.50 Delay in approval process, paid in May
     3/7/05         24 Service Jewelry & Repair           101.55 Delay in approval process, paid in May
     3/7/05         24 Synergy                            369.50 Delay in approval process, paid in May
     3/7/05         24 Synergy                             87.58 Delay in approval process, paid in May
     3/7/05         24 T. J. & Company                    163.75 Delay in approval process, paid in May
     3/7/05         24 Washington County Treasurer      1,361.33 Delay in approval process, paid in May
     3/7/05         24 Winn Jewelers                      111.75 Delay in approval process, paid in May
     3/8/05         23 Chith Sanasith Repairs             399.75 Delay in approval process, paid in May
     3/8/05         23 Ciambor Inc.                       166.00 Delay in approval process, paid in May
     3/8/05         23 Jeffrey A. Marlow Repairs           10.00 Delay in approval process, paid in May
     3/8/05         23 Lujan's Jewelry Repair              30.00 Delay in approval process, paid in May
     3/8/05         23 Richard Watts - security           150.00 Delay in approval process, paid in May
     3/8/05         23 Richard Watts - security           150.00 Delay in approval process, paid in May
     3/8/05         23 Service Jewelry & Repair           312.56 Delay in approval process, paid in May
     3/8/05         23 Synergy                            349.46 Delay in approval process, paid in May
     3/9/05         22 GOLD LANCE-ASSET                 (105.34) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                 (105.34) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                 (155.94) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                 (220.34) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                 (105.34) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                  (59.34) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                 (128.34) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 GOLD LANCE-ASSET                 (155.94) UMR - waiting on corrected paperwork from vendor
     3/9/05         22 American                           107.00 Delay in approval process, paid in May
                       Plumbing(Savannah,GA)
     3/9/05         22 American                           130.00 Delay in approval process, paid in May
                       Plumbing(Savannah,GA)
     3/9/05         22 Brewer's Jewelry Repair            101.50 Delay in approval process, paid in May
     3/9/05         22 Charleston Filter Service           31.73 Delay in approval process, paid in May
                       Inc.
     3/9/05         22 Diamond Mine Inc.                  104.60 Delay in approval process, paid in May
     3/9/05         22 FSI of Central North                25.50 Delay in approval process, paid in May
                       Carolina
     3/9/05         22 Gerardo Madrigal Repairs            40.00 Delay in approval process, paid in May
     3/9/05         22 J.T.B. Findings                    201.00 Delay in approval process, paid in May
     3/9/05         22 John Gall -repairs                  28.00 Delay in approval process, paid in May
     3/9/05         22 Mike Medlin Repair                  82.00 Delay in approval process, paid in May
     3/9/05         22 Randy Smith Jewelers               248.75 Delay in approval process, paid in May
     3/9/05         22 Terry Peoples-Repairs               99.00 Delay in approval process, paid in May
     3/9/05         22 Victor Hardy - Jeweler             430.00 Delay in approval process, paid in May
     3/9/05         22 Wesley B. Corell - security         90.00 Delay in approval process, paid in May
     3/9/05         22 Winn Jewelers                      175.00 Delay in approval process, paid in May
    3/10/05         21 AJS                                190.00 Delay in approval process, paid in May
    3/10/05         21 Ben Murphy Repairs                   6.00 Delay in approval process, paid in May
    3/10/05         21 Ciambor Inc.                       423.00 Delay in approval process, paid in May
    3/10/05         21 Ciambor Inc.                       366.00 Delay in approval process, paid in May
    3/10/05         21 Clear Mountain Spring               20.16 Delay in approval process, paid in May
                       Water-P.
    3/10/05         21 Doty Watch Repair                   28.80 Delay in approval process, paid in May
    3/10/05         21 Locka Louie Locksmith               53.00 Delay in approval process, paid in May
    3/10/05         21 Oulay Jewelers                     189.00 Delay in approval process, paid in May
    3/10/05         21 Randy Smith Jewelers                 5.25 Delay in approval process, paid in May
    3/10/05         21 Ricky J. Bonaventure -              40.40 Delay in approval process, paid in May
                       Repairs
    3/10/05         21 Ricky Stevenson"security"          160.00 Delay in approval process, paid in May
    3/10/05         21 Service Jewelry & Repair            63.81 Delay in approval process, paid in May
    3/10/05         21 Service Jewelry & Repair            67.04 Delay in approval process, paid in May
    3/10/05         21 Terminix-1701 Lebanon Pike          29.00 Delay in approval process, paid in May
    3/10/05         21 Victor Hardy - Jeweler              59.00 Delay in approval process, paid in May
    3/11/05         20 Brewer's Jewelry Repair             34.50 Delay in approval process, paid in May
    3/11/05         20 DAVID BRASWELL-Repairs              15.95 Delay in approval process, paid in May
    3/11/05         20 Donald Young Repairs               194.50 Delay in approval process, paid in May
    3/11/05         20 Doty Watch Repair                   26.30 Delay in approval process, paid in May
    3/11/05         20 Gerardo Madrigal Repairs            18.00 Delay in approval process, paid in May
    3/11/05         20 Kathy Kennedy Repair               110.00 Delay in approval process, paid in May
    3/11/05         20 Michael D. Sharpe"Security"        230.00 Delay in approval process, paid in May
    3/11/05         20 Mike Medlin Repair                  64.00 Delay in approval process, paid in May
    3/11/05         20 Ricky Stevenson"security"          160.00 Delay in approval process, paid in May
    3/11/05         20 Sonny Jewelers                      11.00 Delay in approval process, paid in May
    3/11/05         20 Terry Peoples-Repairs              126.00 Delay in approval process, paid in May
    3/11/05         20 Valley National                     10.63 Delay in approval process, paid in May
                       Gases-P.OBox 6
    3/11/05         20 Winn Jewelers                       64.50 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                   15.51 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                    8.98 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                   13.36 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                   16.38 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                   13.65 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                   10.20 Delay in approval process, paid in May
    3/12/05         19 BULOVA CORP-ASSET                  123.00 Delay in approval process, paid in May
    3/12/05         19 Chith Sanasith Repairs             324.10 Delay in approval process, paid in May
    3/12/05         19 Hoang Vo Jewelry Repairs           140.00 Delay in approval process, paid in May
    3/12/05         19 Hoang Vo Jewelry Repairs           165.00 Delay in approval process, paid in May
    3/12/05         19 Hoang Vo Jewelry Repairs           311.00 Delay in approval process, paid in May
    3/12/05         19 Terry Peoples-Repairs               72.00 Delay in approval process, paid in May
    3/12/05         19 UPS(CAROL STREAM,IL)                13.47 Delay in approval process, paid in May
    3/14/05         17 AJS                                203.00 Delay in approval process, paid in May
    3/14/05         17 Ashton Jewelers                     53.00 Delay in approval process, paid in May
    3/14/05         17 Benchmark, The                     237.00 Delay in approval process, paid in May
    3/14/05         17 Brewer's Jewelry Repair             68.00 Delay in approval process, paid in May
    3/14/05         17 Brewer's Jewelry Repair              8.00 Delay in approval process, paid in May
    3/14/05         17 Broas-Attwood Jewelers             232.00 Delay in approval process, paid in May
    3/14/05         17 Ciambor Inc.                       124.00 Delay in approval process, paid in May
    3/14/05         17 Diamond Mine Inc.                  495.85 Delay in approval process, paid in May
    3/14/05         17 F.S.I.-SOUTHERN VA. DIVISION        29.40 Delay in approval process, paid in May
    3/14/05         17 Gerardo Madrigal Repairs            47.00 Delay in approval process, paid in May
    3/14/05         17 H & L Jewelers                     133.00 Delay in approval process, paid in May
    3/14/05         17 Intel-Alliance Enterprises Inc      60.00 Delay in approval process, paid in May
    3/14/05         17 Intel-Alliance Enterprises Inc       8.00 Delay in approval process, paid in May
    3/14/05         17 Intel-Alliance Enterprises Inc      77.00 Delay in approval process, paid in May
    3/14/05         17 Intel-Alliance Enterprises Inc       6.00 Delay in approval process, paid in May
    3/14/05         17 Oliver Ronquillo Repairs            34.00 Delay in approval process, paid in May
    3/14/05         17 Patty LeBouef Repairs              118.04 Delay in approval process, paid in May
    3/14/05         17 Professional Jewelers              100.00 Delay in approval process, paid in May
    3/14/05         17 Service Jewelry & Repair           198.96 Delay in approval process, paid in May
    3/14/05         17 Sonny Jewelers                      78.50 Delay in approval process, paid in May
    3/14/05         17 Terry Peoples-Repairs              167.00 Delay in approval process, paid in May
    3/14/05         17 UPS Supply Chain                    13.52 Delay in approval process, paid in May
                       Solutions,Inc
    3/14/05         17 Winn Jewelers                       42.00 Delay in approval process, paid in May
    3/15/05         16 LUXE GROUP, INC                (30,268.07) UMR - waiting on corrected paperwork from vendor
    3/15/05         16 Chith Sanasith Repairs             319.35 Delay in approval process, paid in May
    3/15/05         16 EFG Jewelers                       132.00 Delay in approval process, paid in May
    3/15/05         16 Jim Driver Repairs                 406.00 Delay in approval process, paid in May
    3/15/05         16 Jim Driver Repairs                  82.00 Delay in approval process, paid in May
    3/15/05         16 Randy Smith Jewelers               166.00 Delay in approval process, paid in May
    3/15/05         16 Roberto Jewelers                    33.00 Delay in approval process, paid in May
    3/15/05         16 Service Jewelry & Repair           245.15 Delay in approval process, paid in May
    3/15/05         16 Universal Watch Repair              12.05 Delay in approval process, paid in May
    3/16/05         15 A&A JEWELERS-ASSET                (71.83) Delay in approval process, paid in May
    3/16/05         15 A&A JEWELERS-ASSET                (44.83) Delay in approval process, paid in May
    3/16/05         15 A&A JEWELERS-ASSET                (55.35) Delay in approval process, paid in May
    3/16/05         15 A&A JEWELERS-ASSET                (48.25) Delay in approval process, paid in May
    3/16/05         15 A&A JEWELERS-ASSET                (48.25) Delay in approval process, paid in May
    3/16/05         15 Benchmark, The                     210.35 Delay in approval process, paid in May
    3/16/05         15 Brewer's Jewelry Repair             92.50 Delay in approval process, paid in May
    3/16/05         15 Brewer's Jewelry Repair            130.00 Delay in approval process, paid in May
    3/16/05         15 Gerardo Madrigal Repairs            44.00 Delay in approval process, paid in May
    3/16/05         15 Hoang Vo Jewelry Repairs           336.50 Delay in approval process, paid in May
    3/16/05         15 Hoang Vo Jewelry Repairs            62.00 Delay in approval process, paid in May
    3/16/05         15 Jacksonville Mini-Warehouse         70.00 Delay in approval process, paid in May
    3/16/05         15 Jeffrey A. Marlow Repairs          101.00 Delay in approval process, paid in May
    3/16/05         15 Jimmy VanZant Repairs              248.00 Delay in approval process, paid in May
    3/16/05         15 Jimmy VanZant Repairs              153.00 Delay in approval process, paid in May
    3/16/05         15 John Gall -repairs                  40.00 Delay in approval process, paid in May
    3/16/05         15 JTM Jewelers                       118.00 Delay in approval process, paid in May
    3/16/05         15 JTM Jewelers                       406.00 Delay in approval process, paid in May
    3/16/05         15 Milton Jeweler                      47.84 Delay in approval process, paid in May
    3/16/05         15 Professional Jewelers              107.65 Delay in approval process, paid in May
    3/16/05         15 Randy Smith Jewelers               192.00 Delay in approval process, paid in May
    3/16/05         15 Service Jewelry & Repair            31.00 Delay in approval process, paid in May
    3/16/05         15 Sonny Jewelers                     178.50 Delay in approval process, paid in May
    3/16/05         15 Stoll & Company, Inc.               24.40 Delay in approval process, paid in May
    3/16/05         15 Taylor Made Jewelry                 46.00 Delay in approval process, paid in May
    3/16/05         15 Terry Peoples-Repairs               59.00 Delay in approval process, paid in May
    3/16/05         15 Winn Jewelers                      118.00 Delay in approval process, paid in May
    3/17/05         14 AJS                                184.00 Delay in approval process, paid in May
    3/17/05         14 Ben Murphy Repairs                 231.00 Delay in approval process, paid in May
    3/17/05         14 Broas-Attwood Jewelers             291.00 Delay in approval process, paid in May
    3/17/05         14 Busy Bee Pest Control               18.00 Delay in approval process, paid in May
    3/17/05         14 Catrett Exterminators               20.00 Delay in approval process, paid in May
    3/17/05         14 Columbus Fire Equipment             26.75 Delay in approval process, paid in May
    3/17/05         14 Diamond Mine Inc.                  107.85 Delay in approval process, paid in May
    3/17/05         14 East Texas Copy Systems             40.59 Delay in approval process, paid in May
    3/17/05         14 Intel-Alliance Enterprises V        40.00 Delay in approval process, paid in May
    3/17/05         14 K.O.D. Services                    118.50 Delay in approval process, paid in May
    3/17/05         14 K.O.D. Services                    100.50 Delay in approval process, paid in May
    3/17/05         14 K.O.D. Services                     44.00 Delay in approval process, paid in May
    3/17/05         14 Kelley's Watch & Jewelry           176.00 Delay in approval process, paid in May
                       Repai
    3/17/05         14 Lujan's Jewelry Repair              18.00 Delay in approval process, paid in May
    3/17/05         14 Pack 'N' Mail                      197.77 Delay in approval process, paid in May
    3/18/05         13 ABC Fire Extinguisher Co.           53.58 Delay in approval process, paid in May
    3/18/05         13 Brewer's Jewelry Repair             94.00 Delay in approval process, paid in May
    3/18/05         13 Brians Mfg Co.                      87.50 Delay in approval process, paid in May
    3/18/05         13 Dodson Pest Control                 15.00 Delay in approval process, paid in May
    3/18/05         13 EFG Jewelers                       133.00 Delay in approval process, paid in May
    3/18/05         13 John Spiewak Repairs                42.00 Delay in approval process, paid in May
    3/18/05         13 Lujan's Jewelry Repair              31.00 Delay in approval process, paid in May
    3/18/05         13 Mimeo.Com,Inc.                     124.85 Delay in approval process, paid in May
    3/18/05         13 Patty LeBouef Repairs              112.32 Delay in approval process, paid in May
    3/18/05         13 Ryan Creations                     130.00 Delay in approval process, paid in May
    3/18/05         13 Secure Settings                     85.94 Delay in approval process, paid in May
    3/18/05         13 Service Jewelry & Repair           284.60 Delay in approval process, paid in May
    3/18/05         13 Service Jewelry & Repair           237.87 Delay in approval process, paid in May
    3/18/05         13 Sign Crafters                      502.30 Delay in approval process, paid in May
    3/18/05         13 Sonny Jewelers                     301.00 Delay in approval process, paid in May
    3/18/05         13 Terry Peoples-Repairs              156.00 Delay in approval process, paid in May
    3/19/05         12 A-1 Orange Cleaning Service Co      24.43 Delay in approval process, paid in May
    3/19/05         12 Chith Sanasith Repairs             327.35 Delay in approval process, paid in May
    3/19/05         12 Elliott's Safety & Security        243.00 Delay in approval process, paid in May
    3/19/05         12 Solutions Window Cleaning           16.80 Delay in approval process, paid in May
    3/19/05         12 Verizon Wireless-P.O BOX            56.25 Delay in approval process, paid in May
                       79040
    3/19/05         12 Winn Jewelers                      138.50 Delay in approval process, paid in May
    3/20/05         11 Creative Touch Jewelers             19.00 Delay in approval process, paid in May
    3/21/05         10 GOLD LANCE-ASSET                   183.54 UMR - waiting on corrected paperwork from vendor
    3/21/05         10 BULOVA CORP-ASSET                    7.58 Delay in approval process, paid in May
    3/21/05         10 BULOVA CORP-ASSET                   15.51 Delay in approval process, paid in May
    3/21/05         10 Brewer's Jewelry Repair            283.50 Delay in approval process, paid in May
    3/21/05         10 Brians Mfg Co.                      39.00 Delay in approval process, paid in May
    3/21/05         10 Crystal Clear Window                10.00 Delay in approval process, paid in May
                       Cleaning
    3/21/05         10 Dunbar Bank Pak, Inc.               26.00 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               26.00 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               23.63 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/21/05         10 Glass Doctor-Raleigh               327.32 Delay in approval process, paid in May
    3/21/05         10 Intel-Alliance Enterprises Inc      92.00 Delay in approval process, paid in May
    3/21/05         10 Intel-Alliance Enterprises Inc      35.00 Delay in approval process, paid in May
    3/21/05         10 Intel-Alliance Enterprises Inc      26.00 Delay in approval process, paid in May
    3/21/05         10 John Gall -repairs                  66.00 Delay in approval process, paid in May
    3/21/05         10 Mike White Repairs                  60.00 Delay in approval process, paid in May
    3/21/05         10 Purified Air Services, Inc.         15.27 Delay in approval process, paid in May
    3/21/05         10 Regional Jewelry Repairs            52.00 Delay in approval process, paid in May
    3/21/05         10 Service Jewelry & Repair            37.51 Delay in approval process, paid in May
    3/21/05         10 Signature Jewelry                  145.00 Delay in approval process, paid in May
    3/21/05         10 Tim Lewis - TC Jewelers             88.00 Delay in approval process, paid in May
    3/21/05         10 Vong Jewelers                       72.50 Delay in approval process, paid in May
    3/21/05         10 Whitney Watch Repair               120.00 Delay in approval process, paid in May
    3/21/05         10 Winn Jewelers                       53.00 Delay in approval process, paid in May
    3/22/05          9 GOLD LANCE-ASSET                 (183.54) UMR - waiting on corrected paperwork from vendor
    3/22/05          9 BULOVA CORP-ASSET                   14.25 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    4.74 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    5.97 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                   15.98 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    5.53 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    9.89 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    7.58 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                   10.20 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    5.97 Delay in approval process, paid in May
    3/22/05          9 BULOVA CORP-ASSET                    9.58 Delay in approval process, paid in May
    3/22/05          9 MOON DIAMOND LTD-ASSET           1,401.73 Delay in approval process, paid in May
    3/22/05          9 MOON DIAMOND LTD-ASSET           8,209.00 Delay in approval process, paid in May
    3/22/05          9 FREDERICK GOLDMAN-ASSET             77.30 Delay in approval process, paid in May
    3/22/05          9 A&A JEWELERS-ASSET                (36.70) Delay in approval process, paid in May
    3/22/05          9 Ashton Jewelers                     75.00 Delay in approval process, paid in May
    3/22/05          9 Glasspecialties, Inc               114.05 Delay in approval process, paid in May
    3/22/05          9 Larry Cash Repairs                 343.50 Delay in approval process, paid in May
    3/22/05          9 Professional Window                 16.13 Delay in approval process, paid in May
                       Cleaning S
    3/22/05          9 Ward Pest Control Service           31.95 Delay in approval process, paid in May
    3/22/05          9 Wilkes Communications               81.85 Delay in approval process, paid in May
    3/22/05          9 York International               1,504.44 Delay in approval process, paid in May
                       Corporation
    3/22/05          9 KenSib,Inc.d/b/aMedia           62,131.25 Delay in approval process, paid in May
                       Solution
    3/23/05          8 GOLD LANCE-ASSET                   128.34 UMR - waiting on corrected paperwork from vendor
    3/23/05          8 Brians Mfg Co.                     111.00 Delay in approval process, paid in May
    3/23/05          8 Bulova Watch Company, Inc.          67.08 Delay in approval process, paid in May
    3/23/05          8 Patty LeBouef Repairs              186.14 Delay in approval process, paid in May
    3/23/05          8 Robert West Repairs                552.00 Delay in approval process, paid in May
    3/23/05          8 Secure Settings                    170.41 Delay in approval process, paid in May
    3/23/05          8 Terry Peoples-Repairs              215.00 Delay in approval process, paid in May
    3/23/05          8 Terry Peoples-Repairs              112.00 Delay in approval process, paid in May
    3/23/05          8 Vong Jewelers                      261.00 Delay in approval process, paid in May
    3/23/05          8 Winn Jewelers                      314.00 Delay in approval process, paid in May
    3/23/05          8 Worldwide Safe & Vault, Inc.       125.00 Delay in approval process, paid in May
    3/23/05          8 Worldwide Safe & Vault, Inc.        95.00 Delay in approval process, paid in May
    3/23/05          8 Young's Jewelry Repair             189.00 Delay in approval process, paid in May
    3/24/05          7 BULOVA CORP-ASSET                    5.44 Delay in approval process, paid in May
    3/24/05          7 DANA AUGUSTINE INC-ASSET          (456.75) Delay in approval process, paid in May
    3/24/05          7 FSI of Central North                25.50 Delay in approval process, paid in May
                       Carolina
    3/24/05          7 K.O.D. Services                     20.00 Delay in approval process, paid in May
    3/24/05          7 Synergy                            286.00 Delay in approval process, paid in May
    3/24/05          7 Vitor Toniolo Designs              408.00 Delay in approval process, paid in May
    3/24/05          7 Vitor Toniolo Designs              585.50 Delay in approval process, paid in May
    3/24/05          7 Wall Bros. Glass Inc.               43.80 Delay in approval process, paid in May
    3/24/05          7 Workbench, The                     101.00 Delay in approval process, paid in May
    3/24/05          7 Workbench, The                     149.00 Delay in approval process, paid in May
    3/24/05          7 Workbench, The                      53.00 Delay in approval process, paid in May
    3/24/05          7 Workbench, The                     207.00 Delay in approval process, paid in May
    3/25/05          6 BULOVA CORP-ASSET                   17.28 Delay in approval process, paid in May
    3/25/05          6 AJS                                 40.00 Delay in approval process, paid in May
    3/25/05          6 Anne Arundel County, MD.           494.12 Delay in approval process, paid in May
    3/25/05          6 Bell Signs,Inc.                    769.15 Delay in approval process, paid in May
    3/25/05          6 Big T Jewelers, Inc                345.00 Delay in approval process, paid in May
    3/25/05          6 Brians Mfg Co.                      17.50 Delay in approval process, paid in May
    3/25/05          6 Craig's Custom Jewelry Repair       81.50 Delay in approval process, paid in May
    3/25/05          6 Culligan Bottled Water               6.42 Delay in approval process, paid in May
                       (ocala,
    3/25/05          6 Dish Network                        31.33 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               43.16 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               34.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               23.30 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               34.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Dunbar Bank Pak, Inc.               22.50 Delay in approval process, paid in May
    3/25/05          6 Filter Sales & Service, Inc.        19.00 Delay in approval process, paid in May
    3/25/05          6 J & M Jewelers Inc.                 11.00 Delay in approval process, paid in May
    3/25/05          6 Larry Cash Repairs                 238.50 Delay in approval process, paid in May
    3/25/05          6 Mike White Repairs                 166.00 Delay in approval process, paid in May
    3/25/05          6 Ryan Creations                      29.50 Delay in approval process, paid in May
    3/25/05          6 Service Jewelry & Repair           297.26 Delay in approval process, paid in May
    3/25/05          6 Synergy                            250.00 Delay in approval process, paid in May
    3/25/05          6 Synergy                            310.00 Delay in approval process, paid in May
    3/25/05          6 Synergy                            105.00 Delay in approval process, paid in May
    3/25/05          6 Synergy                            165.00 Delay in approval process, paid in May
    3/25/05          6 Terry Peoples-Repairs               75.00 Delay in approval process, paid in May
    3/25/05          6 Vong Jewelers                      114.00 Delay in approval process, paid in May
    3/25/05          6 Winn Jewelers                       28.00 Delay in approval process, paid in May
    3/26/05          5 Chith Sanasith Repairs             698.25 Delay in approval process, paid in May
    3/26/05          5 Diamond Mine Inc.                   78.95 Delay in approval process, paid in May
    3/26/05          5 Golden Inc.                         44.00 Delay in approval process, paid in May
    3/26/05          5 Mickey Breunig - Repairs            16.75 Delay in approval process, paid in May
    3/26/05          5 National Welders Supply Co,Inc       9.51 Delay in approval process, paid in May
    3/26/05          5 National Welders Supply Co,Inc       8.69 Delay in approval process, paid in May
    3/26/05          5 National Welders Supply Co,Inc       9.42 Delay in approval process, paid in May
    3/26/05          5 National Welders Supply Co,Inc       9.51 Delay in approval process, paid in May
    3/27/05          4 Johnny Grant Repair                 62.00 Delay in approval process, paid in May
    3/27/05          4 Kenzie & Co.                        17.50 Delay in approval process, paid in May
    3/27/05          4 Michaels Jewelry                   210.50 Delay in approval process, paid in May
    3/28/05          3 GOLD LANCE-ASSET                   142.14 UMR - waiting on corrected paperwork from vendor
    3/28/05          3 GOLD LANCE-ASSET                  (142.14) UMR - waiting on corrected paperwork from vendor
    3/28/05          3 FREDERICK GOLDMAN-ASSET         (9,897.80) Delay in approval process, paid in May
    3/28/05          3 FREDERICK GOLDMAN-ASSET          8,944.10 Delay in approval process, paid in May
    3/28/05          3 FREDERICK GOLDMAN-ASSET            352.86 Delay in approval process, paid in May
    3/28/05          3 Amber Jewelers                     392.00 Delay in approval process, paid in May
    3/28/05          3 Armando Silva - Jeweler            178.00 Delay in approval process, paid in May
    3/28/05          3 Big T Jewelers, Inc                142.00 Delay in approval process, paid in May
    3/28/05          3 Brewer's Jewelry Repair             42.00 Delay in approval process, paid in May
    3/28/05          3 Brewer's Jewelry Repair             86.50 Delay in approval process, paid in May
    3/28/05          3 Brians Mfg Co.                     120.00 Delay in approval process, paid in May
    3/28/05          3 Broyles Jewelry Repair              56.55 Delay in approval process, paid in May
    3/28/05          3 FedEx(Palatine,IL)                   9.28 Delay in approval process, paid in May
    3/28/05          3 Fine Line Jewelers                  31.89 Delay in approval process, paid in May
    3/28/05          3 Intel-Alliance Enterprises Inc      90.00 Delay in approval process, paid in May
    3/28/05          3 Intel-Alliance Enterprises Inc      33.00 Delay in approval process, paid in May
    3/28/05          3 John Spiewak Repairs                35.00 Delay in approval process, paid in May
    3/28/05          3 Lujan's Jewelry Repair               6.00 Delay in approval process, paid in May
    3/28/05          3 Lujan's Jewelry Repair              70.00 Delay in approval process, paid in May
    3/28/05          3 Michael J. Venable - Jeweler       118.14 Delay in approval process, paid in May
    3/28/05          3 Michaels Jewelry                    12.00 Delay in approval process, paid in May
    3/28/05          3 Service Jewelry & Repair            73.23 Delay in approval process, paid in May
    3/28/05          3 Stella M Atwater Repairs           311.00 Delay in approval process, paid in May
    3/28/05          3 Terry Peoples-Repairs               34.00 Delay in approval process, paid in May
    3/28/05          3 Terry Peoples-Repairs              155.00 Delay in approval process, paid in May
    3/28/05          3 Tim Lewis - TC Jewelers             40.00 Delay in approval process, paid in May
    3/28/05          3 Universal Watch Repair              24.35 Delay in approval process, paid in May
    3/28/05          3 Vitor Toniolo Designs              495.50 Delay in approval process, paid in May
    3/28/05          3 Vitor Toniolo Designs              303.00 Delay in approval process, paid in May
    3/28/05          3 Vong Jewelers                       32.00 Delay in approval process, paid in May
    3/28/05          3 Winn Jewelers                      100.00 Delay in approval process, paid in May
    3/28/05          3 Workbench, The                     109.00 Delay in approval process, paid in May
    3/28/05          3 Workbench, The                      57.50 Delay in approval process, paid in May
    3/29/05          2 BULOVA CORP-ASSET                   33.36 Delay in approval process, paid in May
    3/29/05          2 BULOVA CORP-ASSET                   20.04 Delay in approval process, paid in May
    3/29/05          2 BULOVA CORP-ASSET                   23.20 Delay in approval process, paid in May
    3/29/05          2 DANA AUGUSTINE INC-ASSET         (489.51) Delay in approval process, paid in May
    3/29/05          2 DANA AUGUSTINE INC-ASSET         (482.65) Delay in approval process, paid in May
    3/29/05          2 DANA AUGUSTINE INC-ASSET           224.91 Delay in approval process, paid in May
    3/29/05          2 AJS                                384.00 Delay in approval process, paid in May
    3/29/05          2 Capitol Light                      195.00 Delay in approval process, paid in May
    3/29/05          2 Capitol Light                      195.00 Delay in approval process, paid in May
    3/29/05          2 Chith Sanasith Repairs             421.25 Delay in approval process, paid in May
    3/29/05          2 Creative Touch Jewelers              5.00 Delay in approval process, paid in May
    3/29/05          2 Filter Sales & Service, Inc.        21.16 Delay in approval process, paid in May
    3/29/05          2 Golden Inc.                         15.00 Delay in approval process, paid in May
    3/29/05          2 Jim Driver Repairs                 142.00 Delay in approval process, paid in May
    3/29/05          2 Larry Cash Repairs                 193.50 Delay in approval process, paid in May
    3/29/05          2 Lujan's Jewelry Repair              18.00 Delay in approval process, paid in May
    3/29/05          2 Mickey Breunig - Repairs           109.07 Delay in approval process, paid in May
    3/29/05          2 Patty LeBouef Repairs              266.76 Delay in approval process, paid in May
    3/29/05          2 Ryan Creations                     185.00 Delay in approval process, paid in May
    3/29/05          2 Ryan Creations                      54.50 Delay in approval process, paid in May
    3/29/05          2 Service Jewelry & Repair           158.02 Delay in approval process, paid in May
    3/29/05          2 Smith's Jewelry Repair-MS          256.80 Delay in approval process, paid in May
    3/29/05          2 Thomas P. Fralinger Repairs         67.00 Delay in approval process, paid in May
    3/29/05          2 UPS Supply Chain                   114.54 Delay in approval process, paid in May
                       Solutions,Inc
    3/29/05          2 Workbench, The                       9.00 Delay in approval process, paid in May
    3/30/05          1 GOLD LANCE-ASSET                    54.74 UMR - waiting on corrected paperwork from vendor
    3/30/05          1 GOLD LANCE-ASSET                   (54.74) UMR - waiting on corrected paperwork from vendor
    3/30/05          1 BULOVA CORP-ASSET                   10.83 Delay in approval process, paid in May
    3/30/05          1 BULOVA CORP-ASSET                    6.44 Delay in approval process, paid in May
    3/30/05          1 BULOVA CORP-ASSET                   12.75 Delay in approval process, paid in May
    3/30/05          1 BULOVA CORP-ASSET                   11.01 Delay in approval process, paid in May
    3/30/05          1 Big T Jewelers, Inc                 77.00 Delay in approval process, paid in May
    3/30/05          1 Brewer's Jewelry Repair            121.00 Delay in approval process, paid in May
    3/30/05          1 Brewer's Jewelry Repair             44.50 Delay in approval process, paid in May
    3/30/05          1 Brians Mfg Co.                     110.00 Delay in approval process, paid in May
    3/30/05          1 Creative Touch Jewelers             64.00 Delay in approval process, paid in May
    3/30/05          1 DAVID BRASWELL-Repairs              54.00 Delay in approval process, paid in May
    3/30/05          1 DRS, Inc.                        1,486.66 Delay in approval process, paid in May
    3/30/05          1 East Texas Copy Systems             40.59 Delay in approval process, paid in May
    3/30/05          1 Filter Sales & Service, Inc.        15.54 Delay in approval process, paid in May
    3/30/05          1 Filter Sales & Service, Inc.        15.50 Delay in approval process, paid in May
    3/30/05          1 Golden Inc.                         36.00 Delay in approval process, paid in May
    3/30/05          1 Jimmy VanZant Repairs              101.00 Delay in approval process, paid in May
    3/30/05          1 John Gall -repairs                  45.00 Delay in approval process, paid in May
    3/30/05          1 Lujan's Jewelry Repair              35.00 Delay in approval process, paid in May
    3/30/05          1 Michael J. Venable - Jeweler       329.32 Delay in approval process, paid in May
    3/30/05          1 Mike Medlin Repair                  96.00 Delay in approval process, paid in May
    3/30/05          1 Mike White Repairs                 100.00 Delay in approval process, paid in May
    3/30/05          1 National Welders Supply             87.06 Delay in approval process, paid in May
                       Co,Inc
    3/30/05          1 R.H. Gayle Repairs                  63.00 Delay in approval process, paid in May
    3/30/05          1 Randy Smith Jewelers               211.75 Delay in approval process, paid in May
    3/30/05          1 Rivera's Repairs                    46.50 Delay in approval process, paid in May
    3/30/05          1 Seven Hills Coins & Jewelry        270.50 Delay in approval process, paid in May
    3/30/05          1 Terry Peoples-Repairs              206.00 Delay in approval process, paid in May
    3/30/05          1 Vong Jewelers                      174.00 Delay in approval process, paid in May
    3/30/05          1 Winn Jewelers                      467.00 Delay in approval process, paid in May
    3/30/05          1 Winn Jewelers                       72.00 Delay in approval process, paid in May

                                                    -------------
                                                      596,394.43
                                                    =============

              [X] Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation



The following court orders were entered in January 2005 authorizing the Debtors to pay certain prepetition indebtedness:

     - Order Pursuant to 11 U.S.C. 105(a), 365 and 507(a) (6) Authorizing The Debtors To (A) Continue Customer Satisfaction Programs; (B) Continue To Pay Customer Service Providers And ( C) Continue To Honor Credit Card Transactions.
     -  Order Pursuant to 11 U.S.C. 105(a), 363, 541, and 507(a) (8)
        Authorizing The Debtors To Pay Prepetition Sales, Use, Trust Fund And Other Taxes and Related Obligations
     - Order Pursuant to 11 U.S.C. 105 Authorizing Payment of Prepetition Claims of Consignment Vendors And Approving Procedures Concerning Consigned Goods
     - Order Pursuant to 11 U.S.C. 105(a) And 363 (b) Authorizing Payment Of Certain Prepetition Shipping And For Delivery Charges And Goods In Transit
     - Order (i) Authorizing The Debtors To Pay Prepetition Wages, Salaries, Directors Fees And Employee Benefits, (ii) Authorizing The Debtors To Continue The Maintenance of Employee Benefit Programs In The Ordinary Course; And (iii) Directing All Banks To Honor Prepetition Checks For Payment Of Prepetition Employee Obligations.

In connection with the aforementioned court orders the Debtors paid certain prepetition indebtedness in January and subsequent months to the extent such payment was allowed under the orders.

      ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

      Opening Balance                                                8,486,105
      PLUS:      New Indebtedness Incurred This Month               20,765,731
      MINUS      Amount Paid on Post Petition                     (24,288,265)
                      Accounts Payable This Month                            0
      PLUS/MINUS Adjustments                                         (228,319)
                                                                 --------------
      Ending Month Balance                                           4,735,252
                                                                 ==============

      *For any adjustments (over $10,000.00) provide explanation and supporting documentation, if applicable.

                             SECURED PAYMENT REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition
Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.


                                                                             Total
                                                              Number of     Amount of
                                                                 Post         Post
                                                   Amount      Petition     Petition
  Secured                             Date Due    Paid This    Payments     Payments
 Creditor                            This Month     Month     Delinquent   Delinquent

Bank of America, N.A.                                 0           0               0     (b)
Jewelry Investors II, L.L.C.                          0           0               0     (b)
Citicorp USA Inc.                                     0           0               0     (a)
General Electric Capital Business                     0           0               0     (a)
  Asset Funding Corporation
Trade Vendor Standstill Agreements                    0           0               0     (a)

                                                 -----------------------------------
            TOTAL                                     0                           0
                                                 ===================================

   (a) As of April 30, 2005, all amounts owed by the Debtors to the secured creditors shown consisted of either prepetition indebtedness or post petition amounts not yet due.
   (b) During the month of February 2005 the Company paid off its prepetition indebtedness to these creditors, in connection with the arrangement of its debtor-in-possession financing with Citicorp USA, Inc.

                                  ATTACHMENT 3
                                  ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------


Name of Debtor:   Friedman's Inc., et al.          Case Number:         05-40129
                  -----------------------                               --------

Reporting Period beginning     April 2, 2005       and ending     April 30, 2005
                               -------------                      --------------

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                $155,465,291
                                                               =================

INVENTORY RECONCILIATION:
             Inventory Balance at Beginning of Month, gross        $115,295,002
             PLUS:  Inventory Purchased During Month                 10,839,632
             Inventory Returned To Vendor During Month              (2,234,012)
             MINUS:  Inventory Used or Sold                         (8,104,890)
             PLUS/MINUS:  Adjustments or Write-downs*                         0
                                                               -----------------
             Inventory on Hand at End of Month, gross              $115,795,732
                                                               =================


METHOD OF COSTING INVENTORY:                        Weighted Average Cost

                                 INVENTORY AGING
                   An inventory aging report is not available


Less than 6     6 months to        Greater than       Considered     Total
months old      2 years old        2 years old        Obsolete     Inventory

    N/A            N/A                N/A                 N/A         N/A
===========     ==========         ==========         ========================


 *  Aging Percentages must equal 100%

[ ] Check here if inventory contains perishable items.

                       Description of Obsolete Inventory:

The Debtor does not have obsolete inventory in the traditional accounting sense; rather as is typical in retail, the Debtor possesses certain inventory items that are considered "out of style" and thus sold as clearance.



                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:**                     (a)
                                                                 ===============
(Includes Property, Plant and Equipment)

(a) The Company does not know the fair market value of its fixed assets as of January 14, 2005. The net book value
(historical cost basis) was $43,478,306

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                        $31,514,566
             MINUS:  Depreciation Expense                             (660,521)
             PLUS:  New Purchases                                       115,997
             PLUS/MINUS:  Adjustments or Write-downs                          0
                                                                 ---------------
Ending Monthly Balance                                              $30,970,042
                                                                 ===============


* For any adjustments or write-downs over $10,000.00, provide explanation and supporting documentation, if applicable:

              Not applicable

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD ( in excess of $10,000.00 each):
  - New purchases primarily represents ongoing maintenance capital expenditures.



                                               ATTACHMENT 4
                                               ------------

                         MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT
                         ---------------------------------------------------------

                                              Name of debtor   Friedman's Inc.     Case Number   05-40129
                                                               ---------------                   --------

                                              Reporting period beginning   April 2, 2005 and ending   April 30, 2005
                                                                           -------------              --------------

               Attach a copy of current month bank statement and bank reconciliation to this
              Summary of Bank Activity. If bank accounts other than the three required by the
               United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

                              Name of Bank   various            Branch    N/A
                                             -------                      ---

                              Account Name: Store deposits      Account Number: various
                                            --------------                      -------

                              Purpose of Account    to deposit store daily receipts in anticipation of concentration
                                                    ----------------------------------------------------------------

                                 MONTH         ADJUSTED       ENDING                   OTHER O/S
                                END G/L         ENDING         BANK      DEPOSITS IN   RECONCILING      TOTAL
                 STORE #        BALANCE        BALANCE        BALANCE      TRANSIT        ITEMS      ADJUSTMENTS
            1      4000          30,487         30,123        25,490        4,633             0          (364)
            2      4001           3,891          4,192             0        4,192             0            301
            3      4005          21,327         21,413        15,838        5,575             0             86
            4      4006          15,146         15,370        12,647        2,723             0            224
            5      4008          16,837         17,104         8,199        8,904             0            267
            6      4009           2,315          2,417             0        2,417             0            102
            7      4010           3,531          3,614             0        3,464           150             82
            8      4011          12,106         12,698             0            0        12,698            592
            9      4012            (625)             0             0            0             0            625
           10      4013          24,642              0             0            0             0        (24,642)
           11      4014          37,895         38,051        33,389        4,662             0            157
           12      4015             939          1,182             0        1,182             0            243
           13      4017          19,965         20,374        13,445        6,929             0            409
           14      4019          20,253         20,328        15,056        5,272             0             74
           15      4020            (653)             0             0            0             0            653
           16      4021          33,410         33,662        26,879        6,784             0            252
           17      4022           6,520          6,744             0        6,744             0            224
           18      4023          35,592         35,833        33,137        2,696             0            240
           19      4024           2,527          2,751             0        3,033          (282)           224
           20      4026          12,170         12,456         3,965        8,491             0            287
           21      4027            (646)             0             0            0             0            646
           22      4031          17,509         17,540        12,569        4,971             0             32
           23      4032          16,900         17,078        14,107        2,971             0            177
           24      4034           9,305              0             0            0             0         (9,305)
           25      4036          17,015         17,688             0            0        17,688            672
           26      4037          17,414         17,358        14,872        2,486             0            (57)
           27      4045          20,579         20,804        14,500        6,304             0            225
           28      4063          27,239         27,550        23,630        3,920             0            310
           29      4064          13,611         12,889        11,318        1,571             0           (722)
           30      4065          14,511         14,567        13,809          758             0             56
BA         31      5002           5,288          5,243             0        5,243             0            (45)
BA         32      5003           7,520          7,645             0        7,645             0            125
BA         33      5004          15,727         15,049             0       15,049             0           (678)
BA         34      5006           8,297          8,207             0        8,207             0            (90)
           35      5007           2,404          2,628             0        2,628             0            224
           36      5009           7,450          7,674             0        7,674             0            224
           37      5010           3,276          2,591             0        2,591             0           (685)
           38      5012          39,293         37,492        29,678        7,815             0         (1,801)
           39      5013          10,094          3,110        (1,513)       4,623             0         (6,984)
           40      5014          42,011         42,173        32,328        9,846             0            162
           41      5015          30,466              0             0            0             0        (30,466)
           42      5016          28,710         28,934        22,359        6,575             0            224
           43      5017           2,904          3,053             0        3,053             0            150
           44      5018          58,663         58,964        54,725        4,239             0            301
           45      5019          33,595         33,760        25,430        8,330             0            165
           46      5020          44,314         44,420        39,087        5,333             0            106
BA         47      5022           8,700          8,895             0        8,895             0            195
           48      5023          20,594         20,311        15,153        5,157             0           (284)
           49      5025          10,797          9,466         5,173        4,294             0         (1,331)
           50      5026          52,476         52,499        42,251       10,248             0             23
           51      5027           8,912          9,064             0        9,064             0            153
           52      5028          14,066         14,651         7,644        7,007             0            585
           53      5029          17,409         17,517        11,228        6,289             0            108
           54      5030          45,924          6,482         2,113        4,368             0        (39,443)
           55      5031          20,431         20,513        13,824        6,689             0             82
           56      5032          61,831          5,486             0        5,486             0        (56,345)
BA         57      5033           4,292          4,355             0        4,355             0             63
BA         58      5035           3,282          2,763             0        2,763             0           (519)
           59      5037          46,159         46,436        42,811        3,624             0            277
           60      5041           4,598          4,422             0        4,422             0           (177)
           61      5044           4,973          5,497             0        5,497             0            524
           62      5045           6,542          6,449         1,874        4,575             0           (93)
           63      5046          48,818         49,091        39,602        9,490             0            273
           64      5047           7,571          7,795         4,556        3,239             0            224
           65      5048          11,558         11,824         7,047        4,777             0            266
           66      5049          32,779          3,059             0        3,059             0        (29,720)
BA         67      5050           7,839          7,963             0        7,963             0            124
           68      5052           2,339          2,623             0        2,623             0            284
           69      5054          19,528         19,797        15,671        4,126             0            268
BA         70      5055           2,117          2,331             0        2,331             0            214
           71      5056          13,810         14,100        12,428        1,672             0            290
BA         72      5057             972          1,184             0        1,184             0            211
           73      5058          28,596         28,939        21,387        7,553             0            344
           74      5059          15,751         15,106        10,622        4,484             0           (645)
           75      5060          45,062              0             0            0             0        (45,062)
BA         76      5061           1,919          2,131             0        2,131             0            211
           77      5062           6,066          5,866             0        5,866             0           (200)
           78      5063          43,955          6,864             0        6,864             0        (37,091)
           79      5064          10,041          9,856             0        9,856             0           (185)
BA         80      5065           4,898          4,128             0        4,128             0           (771)
BA         81      5066           (224)              0             0            0             0            224
           82      5067           1,794          1,680             0        1,680             0           (114)
BA         83      5068           4,816          4,864             0        4,864             0             48
           84      5069           9,302          9,557         7,235        2,321             0            255
BA         85      5070           9,334          9,527             0        6,082         3,445            192
           86      5072           8,721          8,944             0        8,944             0            223
BA         87      5074           (224)              0             0            0             0            224
           88      5075          23,816              0             0            0             0        (23,816)
           89      5077           6,794          6,847             0        6,847             0             53
           90      5078          42,224          7,253             0        7,253             0        (34,972)
BA         91      5079           6,800          7,063             0        6,771           293            263
           92      5080          43,114         43,406        35,576        7,830             0            292
BA         93      5081           7,099          7,323             0        7,323             0            224
           94      5082          38,205              0             0            0             0        (38,205)
BA         95      5083           5,535          5,665             0        5,665             0            130
           96      5084          30,357              0             0            0             0        (30,357)
           97      5085          15,155         15,337         9,676        5,661             0            182
           98      5086          35,750         35,981        30,418        5,563             0            230
BA         99      5087           7,998          7,986             0        7,986             0            (12)
          100      5088          12,217         12,439         7,462        4,977             0            222
          101      5089          39,609         39,816        32,116        7,700             0            206
          102      5090          14,520         14,778         8,772        6,006             0            257
          103      5092          28,906         28,955        24,640        4,315             0             49
          104      5094          13,613         12,921         9,199        3,722             0           (692)
          105      5097          18,773         18,913        13,889        5,024             0            139
          106      5098           6,677          6,822             0        6,822             0            145
          107      5099          15,284         15,567        12,213        3,354             0            283
          108      5100          36,633         36,885        33,589        3,297             0            253
          109      5102          10,376          9,966             0        9,966             0           (410)
          110      5104           3,018          3,176             0        3,176             0            159
          111      5105           6,392          6,614             0        6,614             0            222
          112      5106           8,349          8,573             0        8,573             0            224
          113      5107          26,543         26,581        22,677        3,904             0             38
          114      5108           1,211          1,435         1,435            0             0            224
          115      5109           1,526          2,267         3,690            0        (1,423)           741
          116      5110           3,939          4,162             0        4,162             0            224
          117      5111          41,335         41,013        37,346        3,667             0           (322)
          118      5112          40,150         40,429        31,077        9,352             0            279
          119      5113           4,416          4,640             0        4,640             0            224
          120      5114          34,340         34,453        31,259        3,194             0            114
          121      5116          10,184         10,379         5,907        4,472             0            195
          122      5117          34,790         35,021        32,715        2,306             0            231
          123      5118           7,469          8,116             0            0         8,116            647
          124      5119          18,913         19,134        16,954        2,181             0            222
          125      5120           3,985          4,211             0        4,211             0            226
          126      5121          31,962         32,194        30,034        2,159             0            232
          127      5122          21,826         22,500             0            0        22,500            674
          128      5123          30,977         31,528             0            0        31,528            551
          129      5124          25,740         26,398             0            0        26,398            659
          130      5125           7,555          7,470         5,765        1,705             0            (85)
          131      5126          10,979         11,103         5,317        5,786             0            124
          132      5127          33,827         33,994        24,372        9,623             0            167
          133      5128          11,327         11,772         3,912        7,860             0            445
          134      5129          28,591         28,837        24,863        3,974             0            246
          135      5130          36,632         36,836        29,774        7,062             0            204
          136      5131          27,759         27,993        24,430        3,562             0            233
          137      5132          28,241         28,529        25,953        2,576             0            288
          138      5133          14,904              0             0            0             0        (14,904)
          139      5135          16,761         17,395        17,395            0             0            634
          140      5136          26,332         26,348        22,613        3,736             0             16
          141      5137          49,096         49,370        45,919        3,452             0            274
          142      5138          16,564         16,729        12,490        4,239             0            164
          143      5139          32,697              0             0            0             0        (32,697)
          144      5140          39,044         39,296        35,640        3,656             0            252
          145      5142          (3,896)        (3,222)            0            0        (3,222)           674
          146      5143          16,714         16,914        12,903        4,010             0            199
          147      5144           2,348          2,618             0        2,618             0            270
          148      5145            (671)             0             0            0             0            671
          149      5146           1,738          1,963             0        1,963             0            225
          150      5147          39,607          2,832             0        2,832             0        (36,776)
          151      5148           2,212          2,329             0        2,329             0            118
          152      5149          44,247         44,412        34,627        8,092         1,693            165
          153      5150          30,504              0             0            0             0        (30,504)
          154      5151          20,811         20,480        16,099        4,381             0          (332)
          155      5152          29,170              0             0            0             0        (29,170)
          156      5153          43,836              0             0            0             0        (43,836)
          157      5154          32,219              0             0            0             0        (32,219)
          158      5155          19,994         20,332        18,083        2,249             0            338
          159      5156          27,897          3,263             0        3,263             0        (24,634)
BA        160      5159           5,815          5,933             0        5,933             0            119
          161      5160          38,358         12,622             0       12,622             0        (25,736)
          162      5161          21,866         13,998         7,618        6,380             0         (7,868)
          163      5163          33,028         33,226        29,945        3,281             0            198
          164      5164           8,033          8,230             0        8,230             0            197
BA        165      5165           2,152          2,376             0        2,376             0            224
BA        166      5166           1,762          1,833             0        1,833             0             71
          167      5167          26,476         26,770        18,568        8,914         (712)            294
          168      5168            (585)             0             0            0             0            585
          169      5169           6,780          6,918             0        6,918             0            138
          170      5171          17,203         17,540        11,373        6,167             0            337
          171      5172           8,442          8,454         4,751        3,703             0             12
          172      5173            (653)             0             0            0             0            653
          173      5174           7,412          7,535         3,272        4,263             0            123
          174      5175          61,382              0             0            0             0        (61,382)
          175      5176          42,278         42,464        36,917        5,547             0            186
          176      5177          14,732         14,963         8,968        5,996             0            231
          177      5179          15,203         15,368        13,951        1,417             0            165
          178      5180          38,337         38,664        33,957        4,708             0            327
          179      5181            (624)             0             0            0             0            624
          180      5182            (182)             0             0            0             0            182
          181      5183           2,003          1,732             0        1,732             0           (271)
          182      5186          20,326         20,430        16,814        3,616             0            105
          183      5187          11,986         12,213         9,690        2,523             0            226
          184      5189          18,360         18,588        15,181        3,408             0            228
          185      5190            (460)             0             0            0             0            460
          186      5191           4,365          4,191             0        4,191             0           (174)
          187      5192          15,402         15,673        14,337        1,336             0            271
          188      5193            (521)             0             0            0             0            521
          189      5195          32,829         33,053        26,689        6,364             0            224
          190      5197           8,779          8,953             0        8,953             0            174
          191      5198          15,812         15,524        10,364        5,160             0           (288)
          192      5199          23,581         23,806        21,136        2,671             0            225
          193      5200          29,795         29,897        24,219        5,678             0            103
          194      5201          16,457         16,579        14,114        2,465             0            122
          195      5203          12,230         12,554             0       12,554             0            324
          196      5204           2,847          3,005             0        3,005             0            158
BA        197      5205           3,975          4,199             0        4,199             0            224
          198      5206          38,329         38,488        32,510        5,978             0            159
BA        199      5207           2,686          2,866             0        3,031          (165)           180
BA        200      5208           3,500          3,725             0        3,725             0            224
BA        201      5209           9,168          9,172             0        9,172             0              4
          202      5211           4,949          5,059             0        5,059             0            110
          203      5212          10,792          4,373           965        3,408             0         (6,419)
          204      5213            (655)             0             0            0             0            655
BA        205      5215           4,424          4,649             0        4,649             0            225
          206      5216          45,622         45,533        36,495        9,038             0           (88)
          207      5217           3,103          3,132             0        3,132             0             29
BA        208      5218           7,242          7,467             0        7,467             0            224
          209      5219          50,575          6,250             0        6,250             0        (44,325)
BA        210      5220           1,939          2,210             0        2,210             0            270
          211      5221          21,058          4,006             0        4,006             0        (17,052)
          212      5223          42,619         42,867        33,803        9,064             0            248
          213      5224          50,935         49,062        43,941        5,121             0         (1,873)
          214      5225          24,925              0             0            0             0        (24,925)
BA        215      5226            (587)             0             0            0             0            587
          216      5227          34,050          6,637             0        6,637             0        (27,413)
          217      5228          21,085         21,332        17,549        3,783             0            247
          218      5230         (29,554)             0             0            0             0         29,554
          219      5231          36,126         36,158        27,533        8,625             0             32
          220      5232           3,599          3,759             0        3,759             0            160
          221      5233          38,464         38,528        34,775        3,753             0             64
          222      5234          21,974         21,999        17,774        3,581           644             25
BA        223      5236           4,718          4,942             0        4,942             0            224
          224      5238          31,145         31,331        26,193        5,137             0            186
BA        225      5241           9,926         10,151             0       10,151             0            224
          226      5242           4,015          4,283         2,131        2,153             0            269
          227      5243          34,501         34,677        30,434        4,243             0            176
BA        228      5245           8,179          8,406             0        8,406             0            228
          229      5246          30,326          5,158             0        5,158             0        (25,168)
BA        230      5247           4,516          4,694             0        4,694             0            178
BA        231      5248           1,903          1,929             0        1,929             0             26
BA        232      5249           7,479          7,409             0        7,409             0            (70)
          233      5250          33,507              0             0            0             0        (33,507)
          234      5253          25,968         26,144        22,277        3,868             0            177
          235      5254          32,759              0             0            0             0        (32,759)
          236      5257          50,755          6,008             0        6,008             0        (44,747)
          237      5258          21,792         22,166        17,063        5,473         (371)            373
          238      5259          24,620         24,839        19,406        5,433             0            219
BA        239      5260           3,646          3,776             0        3,776             0            131
          240      5262          23,889          1,921             0        1,921             0        (21,968)
          241      5264          45,902         46,119        39,864        6,254             0            217
          242      5265          17,898         18,159        14,305        3,854             0            261
          243      5266          32,486              0             0            0             0        (32,486)
          244      5267          10,455         10,729         1,895        8,835             0            274
          245      5268           4,538          4,687             0        4,687             0            149
          246      5269          10,208         10,284         4,620        5,664             0             76
          247      5271          18,038         18,064        15,678        2,386             0             25
          248      5272          29,838         30,004        26,945        3,058             0            165
          249      5273          15,646         16,132         9,750        6,382             0            486
BA        250      5274          11,632         11,554             0       11,941          (388)           (79)
          251      5277           3,564          3,434             0        3,434             0           (129)
          252      5279            (224)             0             0            0             0            224
          253      5280          74,459         10,164             0       10,164             0        (64,296)
          254      5281          77,677         77,715        71,498        6,217             0             38
          255      5282          16,417         16,779         9,921        6,858             0            362
BA        256      5283          12,190         11,515             0       11,515             0          (675)
          257      5285          32,121         32,398        26,760        5,639             0            277
          258      5286            (224)             0             0            0             0            224
          259      5287          12,873         13,056         7,515        5,540             0            183
          260      5289          32,079         32,322        12,863        3,459        16,000            243
          261      5290          34,811          2,539             0        2,539             0       (32,273)
BA        262      5291           4,968          4,908             0        4,908             0           (60)
          263      5292           6,095          4,904             0        4,904             0        (1,191)
          264      5295          28,353         28,616        24,260        4,356             0            263
          265      5297          41,081         41,292        36,271        5,020             0            210
          266      5298          24,698         24,955        21,251        3,703             0            257
          267      5299          40,320              0             0            0             0        (40,320)
          268      5300           3,870          3,971             0        3,971             0            100
          269      5301          28,676              0             0            0             0        (28,676)
BA        270      5302           3,804          4,027             0        4,027             0            224
          271      5306          23,798         23,577        19,588        3,989             0           (221)
          272      5307           8,625          8,047             0        8,047             0           (578)
          273      5308          32,567         32,219        29,432        2,787             0           (349)
          274      5309          25,167         25,290        23,085        2,205             0            123
          275      5310          17,704         17,928        13,101        4,827             0            224
          276      5311          33,535         33,830        30,943        2,887             0            295
          277      5312           7,095          7,284             0        7,284             0            189
BA        278      5313           2,994          3,137             0        3,137             0            144
          279      5314           1,713          1,834             0        1,834             0            121
          280      5315          11,240         11,472         7,205        4,266             0            232
          281      5316          20,281              0             0            0             0        (20,281)
          282      5317          16,033         16,203        11,506        4,697             0            170
          283      5318          35,425          5,017             0        5,017             0        (30,409)
          284      5319           6,630          6,872         3,342        3,531             0            242
BA        285      5320           4,391          4,615             0        4,615             0            224
          286      5322           8,568          8,811         5,957        2,855             0            243
BA        287      5323           7,501          7,726             0        7,726             0            224
          288      5324          22,044              0             0            0             0        (22,044)
          289      5326          30,541         30,922        25,280        5,642             0            381
          290      5327          32,018         32,233        28,196        4,037             0            215
          291      5332          31,800              0             0            0             0        (31,800)
          292      5333            (297)             0             0            0             0            297
          293      5334          26,241         26,488        22,407        4,081             0            247
          294      5336          27,969         28,218        24,140        4,078             0            249
          295      5337          13,925         14,150        11,007        3,143             0            224
          296      5338          36,256         36,595        30,084        6,511             0            339
          297      5339          68,183         68,331        61,138        7,193             0            148
BA        298      5340           6,947          6,876             0        6,876             0            (72)
          299      5341           7,798          7,308         2,955        4,353             0           (489)
          300      5342          25,374          3,089             0        3,089             0        (22,285)
          301      5348           6,909          7,130             0        7,130             0            221
          302      5350          38,510          2,641             0        2,641             0        (35,869)
          303      5351          70,062         70,233        64,283        5,949             0            170
          304      5352          20,570         20,712        17,880        2,832             0            142
          305      5353          11,420         10,743         3,370        7,372             0           (677)
          306      5354          15,922         16,140        12,990        3,150             0            217
          307      5355           7,298          7,517         2,733        4,785             0            219
          308      5358          16,497         16,722        12,711        4,011             0            224
          309      5360          20,101              0             0            0             0        (20,101)
          310      5362          19,471         19,617        17,058        2,558             0            146
          311      5363          38,697         38,905        32,741        6,164             0            207
BA        312      5364          13,013         12,875             0       12,875             0           (138)
BA        313      5365           6,389          6,613             0        6,613             0            224
          314      5366          13,328         13,570         7,403        6,167             0            242
BA        315      5368           3,454          3,678             0        3,678             0            224
          316      5370            (245)             0             0            0             0            245
          317      5371           3,624          3,828             0        3,828             0            204
BA        318      5372           5,177          5,275             0        5,275             0             98
          319      5373          66,359         66,396        56,555        9,841             0             37
BA        320      5374           6,868          6,994             0        6,994             0            126
          321      5375          27,085              0             0            0             0        (27,085)
          322      5376          11,374         12,127        12,127            0             0            752
          323      5377           5,592          5,781         2,470        3,312             0            189
          324      5378          41,914         41,219        36,387        4,832             0           (695)
          325      5379          28,793          3,561             0        3,561             0        (25,232)
          326      5380          27,967         44,221        40,768        3,454             0         16,254
          327      5381          12,902         13,127        10,365        2,761             0            224
          328      5382          13,610         13,565         8,268        5,297             0            (45)
          329      5384            (634)             0             0            0             0            634
          330      5385           5,049          5,133             0        5,133             0             83
          331      5387          17,282              0             0            0             0        (17,282)
          332      5390          14,922         14,902        11,033        3,869             0            (19)
          333      5391           6,062          6,077             0        6,077             0             15
          334      5392          42,218          5,659             0        5,659             0        (36,559)
          335      5395          46,429         46,736        37,554        9,181             0            307
          336      5398          16,611         10,120         5,150        4,971             0         (6,491)
          337      5399          32,157         31,909        28,917        2,991             0           (249)
          338      5403          32,286          2,413             0        2,413             0        (29,873)
          339      5404            (624)            (0)        5,881            0        (5,881)           624
          340      5405           3,245          3,336             0        3,336             0             92
          341      5406          13,946         14,200        11,635        2,565             0            254
          342      5408          36,716         36,633        29,613        7,020             0            (83)
          343      5409          41,309              0             0            0             0        (41,309)
BA        344      5410           5,166          5,272             0        5,272             0            106
          345      5411          19,865         19,941        16,957        2,984             0             76
          346      5413           4,437          3,754             0        3,754             0           (684)
          347      5414          37,303         37,540        31,263        6,278             0            237
          348      5415          37,225              0             0            0             0        (37,225)
          349      5417          10,723         10,827             0       10,827             0            104
BA        350      5418          12,640         11,390             0       11,390             0         (1,249)
          351      5419          15,845         15,735        14,170        1,564             0           (110)
          352      5420           4,060          4,360             0        5,041          (681)           299
          353      5422          25,213         25,705        19,278        6,427             0            492
          354      5423          20,827         20,890        11,091        9,799             0             63
          355      5424          74,700         74,860        71,017        3,843             0            161
BA        356      5426           6,225          6,226             0        6,226             0              1
          357      5428          12,643         12,887         8,015        4,872             0            244
BA        358      5429           3,865          3,732             0        3,732             0           (133)
          359      5430            (224)             0             0            0             0            224
          360      5431          22,632         22,747        16,871        5,876             0            115
          361      5432          22,476              0             0            0             0        (22,476)
          362      5435           4,843          4,897             0        4,897             0             54
          363      5436          17,017         17,273        15,110        2,163             0            256
          364      5437           3,094          3,192             0        3,192             0             98
          365      5438          28,641          4,099             0        4,099             0        (24,542)
          366      5441           5,179          5,403             0        5,403             0            224
          367      5442           7,591          7,816             0        7,816             0            224
          368      5443          34,740              0             0            0             0        (34,740)
          369      5444          29,886          2,764             0        2,764             0        (27,121)
          370      5446          16,947         16,555        14,139        2,416             0           (392)
          371      5447           7,968          7,995         2,826        5,169             0             28
          372      5448           7,980          7,843             0        7,843             0           (137)
          373      5452          26,189         26,431        24,018        4,525        (2,112)           242
          374      5453          38,742         38,897        34,274        4,623             0            155
          375      5455           7,735          6,814         2,419        4,395             0           (921)
          376      5456          12,775         12,597         9,473        3,124             0           (178)
          377      5459          43,449              0             0            0             0        (43,449)
          378      5460           6,043          6,263         4,159        2,104             0            220
BA        379      5461           3,888          4,013             0        4,013             0            124
          380      5462           9,444          7,063             0        7,063             0         (2,381)
          381      5464          21,066         21,290        18,675        2,615             0            224
          382      5465          19,384              0             0            0             0        (19,384)
          383      5466          29,101         29,334        22,979        6,355             0            234
          384      5468          22,938         23,296        19,075        4,221             0            358
BA        385      5469           2,711          2,850             0        2,850             0            139
          386      5470          21,444         21,651        16,314        5,336             0            206
          387      5472          15,438              0             0            0             0        (15,438)
          388      5474          20,833         21,158        19,611        1,547             0            325
          389      5475           2,540          2,632             0        2,632             0             91
BA        390      5476           5,397          5,622             0        5,622             0            225
          391      5477          26,577         26,741        24,608        2,133             0            164
          392      5479           6,315          6,568         3,327        3,241             0            253
          393      5480           7,816          7,974             0        7,974             0            158
          394      5482          34,061          2,011             0        2,011             0       (32,050)
          395      5485          17,187         17,412        15,806        1,606             0            224
BA        396      5488           4,115          4,339             0        4,339             0            224
          397      5490           4,365          4,520             0        4,520             0            156
          398      5491          26,198         26,108        20,977        5,131             0           (89)
          399      5492          25,210         25,339        22,589        2,750             0            129
          400      5495           5,075              0             0            0             0         (5,075)
          401      5498           8,575          8,800         5,574        3,226             0            225
          402      5499          20,271         20,320        16,925        3,394             0             48
          403      5500          10,977         11,321         8,445        2,876             0            344
BA        404      5501           9,765          9,972             0        9,972             0            207
          405      5502           9,852         10,018         5,699        4,319             0            166
          406      5503          14,348          2,037             0        2,037             0        (12,311)
          407      5504           3,865          4,120             0        4,120             0            255
          408      5505          11,025         10,435         7,045        3,391             0           (589)
          409      5506          23,992          1,976             0        1,976             0        (22,016)
          410      5507           3,184          3,288             0        3,288             0            104
          411      5508          11,460         11,583         6,797        4,786             0            123
          412      5510            (224)             0             0            0             0            224
          413      5511           6,511          4,556             0        4,556             0         (1,954)
          414      5512          40,188              0             0            0             0        (40,188)
          415      5514          11,896         12,137         9,639        2,498             0            241
          416      5515          18,967         19,205        14,484        4,722             0            238
          417      5518           8,809          8,798         6,763        2,035             0            (11)
          418      5519           7,375          7,470         2,469        5,001             0             95
          419      5520          37,496          4,067         2,086        4,067        (2,086)       (33,429)
          420      5521           (635)              0             0            0             0            635
          421      5522           9,683          9,907             0        9,907             0            224
          422      5524          55,570         55,722        49,455        6,267             0            152
          423      5525          41,456          9,545             0        9,545             0        (31,911)
          424      5526           3,606          3,923             0        3,923             0            317
          425      5527          34,489         34,731        25,366        9,365             0            241
          426      5528          31,546          6,405             0        7,396          (991)      (25,141)
          427      5529          32,768              0             0            0             0       (32,768)
BA        428      5530          14,799         15,024             0       15,024             0            224
BA        429      5531           2,860          3,328             0        3,328             0            468
          430      5532          32,191          3,318             0        3,318             0        (28,873)
          431      5533          39,518         39,770        32,933        6,838             0            253
          432      5534          22,025         22,249        14,087        5,888         2,275            224
          433      5535            (489)             0             0            0             0            489
          434      5537          18,423          1,594             0        1,594             0        (16,830)
          435      5538          21,271         21,207        14,122        7,085             0           (65)
          436      5539          13,147         13,370         8,063        5,307             0            223
          437      5540          28,350         28,574        24,905        3,670             0            224
          438      5541           9,916          9,463         6,408        3,054             0           (454)
          439      5544          14,511         14,766        12,435        2,331             0            255
          440      5545          13,154         13,385        11,896        1,490             0            232
          441      5546          29,247         29,820        26,011        3,809             0            573
BA        442      5548           4,883          5,087             0        5,087             0            204
          443      5549           9,436          9,708         7,380        2,328             0            272
BA        444      5550           2,754          2,883             0        2,883             0            129
          445      5551          13,204         13,431        10,619        2,812             0            227
          446      5553          13,156         13,078         6,972        6,106             0            (77)
          447      5554          13,723         13,905        10,064        3,841             0            182
          448      5555           4,298          4,522             0        4,522             0            224
          449      5557          12,165         12,404         8,243        4,161             0            239
          450      5558          26,944         20,088        14,172        5,916             0         (6,855)
          451      5559          48,617         48,812        41,692        7,120             0            194
          452      5562          29,435         29,423        26,678        2,745             0            (12)
          453      5563          10,649         10,751         8,630        2,121             0            102
          454      5564           6,515          6,741             0        6,741             0            225
BA        455      5565           6,636          6,798             0        6,798             0            162
          456      5568             845              0             0            0             0           (845)
BA        457      5569           3,182          3,211             0        3,211             0             29
          458      5570          47,916         10,030             0       10,030             0        (37,886)
BA        459      5571           7,143          7,312             0        7,312             0            170
          460      5572           7,224          7,423             0        7,423             0            199
          461      5573          27,042          2,470             0        2,470             0        (24,572)
BA        462      5574           6,925          7,135             0        7,135             0            210
          463      5575          36,502         36,763        30,031        6,733             0            262
BA        464      5576          16,689         16,740        15,770          970             0             51
          465      5579          25,041              0             0            0             0        (25,041)
          466      5581           8,777          9,002         6,886        2,116             0            224
          467      5582          25,674         25,696        22,755        2,941             0             22
          468      5583          26,727         26,915        23,194        3,721             0            188
          469      5586          34,012         32,516        27,552        4,964             0         (1,496)
          470      5587           7,466          7,699         3,754        3,944             0            233
          471      5588           7,643          7,683         3,827        3,856             0             40
          472      5590          57,008          4,743             0        4,743             0        (52,264)
          473      5591          26,925         26,656        20,038        6,618             0           (269)
          474      5592           5,689          5,937             0        5,937             0            249
          475      5593          29,836         29,410        24,895        4,515             0           (426)
          476      5594          35,005         35,287        31,112        4,174             0            282
          477      5595          39,754         37,257        28,628        8,629             0         (2,497)
          478      5596          34,902          5,053             0        5,053             0        (29,849)
          479      5597          31,932         32,170        29,433        2,736             0            237
          480      5598          25,853          3,029             0        3,029             0        (22,824)
          481      5599           4,694          4,489             0        4,489             0           (205)
          482      5600          12,191         12,023        11,025          998             0           (168)
BA        483      5601           3,233          3,337             0        3,337             0            104
          484      5603           7,143          7,287         3,816        3,472             0            144
          485      5604           5,723          5,937         3,023        2,915             0            215
          486      5607          29,500         29,450        23,707        5,743             0            (50)
          487      5608          43,722         43,812        32,323       11,489             0             91
          488      5613          11,588         11,844         9,273        2,570             0            255
          489      5614          16,388         16,613        12,874        3,738             0            224
          490      5615          29,827         30,067        26,198        3,869             0            240
          491      5617            (224)             0             0            0             0            224
          492      5618          36,059         36,257        31,900        4,357             0            199
          493      5620          32,568         32,821        29,300        3,521             0            253
BA        494      5622           5,066          5,291             0        5,291             0            224
BA        495      5623           5,820          5,941             0        5,941             0            121
BA        496      5625           5,564          5,088             0        5,088             0           (477)
          497      5626          15,826         15,877        11,736        4,141             0             51
          498      5627          30,317              0             0            0             0        (30,317)
          499      5628          28,188         28,155        23,928        4,227             0            (32)
BA        500      5631          10,499         10,723             0       10,723             0            224
BA        501      5632           5,557          5,435             0        5,435             0           (122)
          502      5634           1,000          1,579             0            0         1,579            579
BA        503      5635           6,015          5,939             0        5,152           787            (76)
          504      5637          27,546         27,739        25,438        2,302             0            193
          505      5639          50,434         50,530        44,417        6,113             0             95
          506      5640          47,696         47,881        39,930        7,951             0            184
BA        507      5641           7,130          7,133             0        7,133             0              3
BA        508      5643           4,799          4,754             0        4,754             0            (45)
          509      5644          17,718              0             0            0             0        (17,718)
          510      5646          17,947         18,194        15,902        2,292             0            247
BA        511      5647           4,590          4,493             0        4,493             0            (97)
BA        512      5649           5,302          5,326             0        5,326             0             24
          513      5650          32,389         32,588        26,243        6,345             0            200
          514      5651          42,593              0             0            0             0        (42,593)
BA        515      5652           2,283          2,306             0        2,306             0             23
          516      5654          41,270         41,498        31,540        9,957             0            227
          517      5657           6,886          6,927         4,292        2,635             0             41
          518      5659          12,212         11,931         9,842        2,089             0           (281)
BA        519      5660           8,836          9,063             0        9,063             0            227
BA        520      5661          13,598         13,871             0       13,871             0            273
          521      5664          18,380         18,679        15,516        3,163             0            299
          522      5667           3,429          3,529             0        3,529             0             99
          523      5672           5,528          5,752             0        5,752             0            224
          524      5673          57,646         57,876        50,316        7,560             0            230
          525      5674          11,659         11,674         8,812        2,862             0             15
BA        526      5675           3,602          3,572             0        3,572             0            (30)
          527      5678          10,717         11,369             0            0        11,369            651
          528      5679          43,939         44,088        37,254        6,834             0            149
          529      5680          13,427         13,702        12,015        1,687             0            275
          530      5681          30,960         31,184        24,578        6,606             0            224
          531      5683         (27,989)           266             0            0           266         28,254
BA        532      5684           3,438          3,663             0        3,663             0            224
BA        533      5685           2,848          3,072             0        3,072             0            224
BA        534      5687           4,853          4,870             0        4,870             0             17
          535      5688           6,231          6,554         2,244        4,311             0            323
          536      5690          21,669         21,723        19,749        1,974             0             54
          537      5691            (685)           (35)          (35)           0             0            650
          538      5696          11,423              0             0            0             0        (11,423)
          539      5697          27,306              0             0            0             0        (27,306)
          540      5698          11,922         12,091         9,755        2,336             0            169
          541      5708          22,871         22,995        18,648        4,348             0            124
          542      5709          40,253         40,478        33,830        6,647             0            224
          543      5710          18,170         18,404        12,644        5,760             0            234
          544      5713          34,562         34,797        31,689        3,108             0            235
          545      5715            (224)             0             0            0             0            224
          546      5718          43,647         43,886        37,125        6,762             0            239
BA        547      5720           1,910          2,005             0        2,005             0             95
BA        548      5722           7,183          7,407             0        7,407             0            224
BA        549      5724           3,636          3,878             0        3,878             0            241
BA        550      5725           6,015          3,083             0        3,083             0         (2,932)
BA        551      5726           3,411          3,394             0        3,394             0            (17)
          552      5727          16,152          1,027             0        1,027             0        (15,125)
          553      5728            (224)             0             0            0             0            224
          554      5729            (224)             0             0            0             0            224
BA        555      5730           1,782          1,654             0        1,654             0           (128)
          556      5731          36,884         37,022        32,626        4,395             0            138
          557      5734            (631)          (387)        6,899            0        (7,287)           243
          558      5735            (189)             0             0            0             0            189
          559      5736          28,303         28,383        26,047        2,336             0             80
          560      5737          41,606         41,907        37,410        4,497             0            301
          561      5741          19,316              0             0            0             0        (19,316)
          562      5743          31,345         31,622        24,357        7,265             0            277
          563      5744            (224)             0             0            0             0            224
          564      5745          29,238         29,472        26,627        2,845             0            234
          565      5746          38,128         37,820        34,149        3,671             0           (308)
          566      5747          41,435         41,684        38,799        2,885             0            249
          567      5748          63,812         63,565        51,540       12,295         (270)           (248)
          568      5751           3,021          3,055         1,614        1,441             0             34
          569      5752            (636)             0             0            0             0            636
          570      5754          39,625              0             0            0             0        (39,625)
          571      5756          27,635          3,637             0        3,637             0        (23,998)
BA        572      5757           3,827          4,051             0        4,051             0            224
          573      5758          21,335         22,092        22,092            0             0            757
          574      5761          22,343         22,572        20,901        1,671             0            229
          575      5762          25,418              0             0            0             0        (25,418)
          576      5764          54,650          6,317             0        6,317             0        (48,333)
BA        577      5766           6,003          6,228             0        6,228             0            225
BA        578      5767           4,911          4,385             0        4,385             0           (526)
          579      5768          41,191         41,407        32,222        9,185             0            215
          580      5770          14,884          6,877         4,740        2,136             0         (8,008)
          581      5772          25,705         25,782        20,041        5,741             0             76
          582      5773           2,611          2,845             0        2,845             0            234
          583      5774           9,895         10,136         7,581        2,555             0            241
          584      5776          13,032         13,345        11,661        1,684             0            312
          585      5777           4,576          4,659             0        4,659             0             83
BA        586      5779           3,396          3,537             0        3,537             0            141
          587      5780           7,455          7,737         3,899        3,839             0            282
BA        588      5781           4,830          4,956             0        4,956             0            126
          589      5782          31,996         32,151        29,397        2,754             0            155
          590      5784           8,840          9,115         6,739        2,376             0            275
          591      5786          26,040         26,303        23,842        2,461             0            263
BA        592      5787           2,801          2,950             0        2,950             0            149
BA        593      5788           1,555          1,794             0        1,794             0            239
          594      5789          40,096         40,305        36,464        3,842             0            209
          595      5790          36,048         36,189        32,080        4,109             0            140
          596      5793          11,603         11,782         8,748        3,034             0            178
          597      5794          34,152         34,376        31,538        2,838             0            224
          598      5796           4,551          4,282             0        4,282             0           (270)
          599      5797          40,541         40,766        34,317        6,450             0            225
          600      5798          20,591          3,401             0        3,401             0        (17,190)
BA        601      5799           3,950          3,932             0        3,932             0            (18)
          602      5801          13,329         13,620        10,693        2,927             0            290
          603      5802            (224)             0             0            0             0            224
          604      5803          33,699         35,438        30,690        4,748             0          1,738
BA        605      5804           3,490          3,714             0        3,714             0            224
          606      5805           5,629          5,874         4,145        1,729             0            245
          607      5807          27,719         27,943        24,817        3,126             0            224
          608      5809          25,667         25,839        22,324        3,515             0            172
          609      5813          16,247              0             0            0             0        (16,247)
          610      5814          15,699          9,125         4,309        4,816             0         (6,574)
BA        611      5815           9,087          9,311             0        9,311             0            224
          612      5816          11,612         10,830         5,264        5,566             0           (782)
          613      5818          31,618         31,773        28,390        3,384             0            155
          614      5819          22,394         21,833        15,121        6,712             0           (561)
          615      5821          13,761         13,877         8,825        5,052             0            115
          616      5822           7,001          6,225         3,911        2,314             0           (776)
BA        617      5825           2,346          2,570             0        2,570             0            224
BA        618      5828           3,504          3,645             0        3,645             0            141
BA        619      5829           3,266          3,490             0        3,490             0            224
          620      5830          48,017         48,245        41,986        6,259             0            228
BA        621      5833           3,649          3,805             0        3,805             0            156
          622      5834          18,435         18,658        14,266        4,392             0            223
          623      5835          14,466         14,710        10,620        4,090             0            244
          624      5836          28,773         29,033        24,386        4,647             0            260
          625      5837          38,577         38,860        33,494        5,366             0            283
          626      5838          10,513         10,690         8,106        2,583             0            177
          627      5839          28,323         28,559        24,962        3,597             0            236
          628      5841          21,110         21,368        16,791        4,577             0            258
          629      5845          23,931         24,126        18,709        5,417             0            195
          630      5848          19,501         19,763        17,851        1,912             0            262
          631      5852          30,488         30,649        26,204        4,445             0            161
          632      5853           4,975          5,253         2,662        2,591             0            278
BA        633      5854           6,606          6,626             0        6,626             0             20
          634      5857           9,957          7,928         3,398        4,530             0         (2,029)
          635      5858          18,167         18,267        14,343        3,923             0            100
          636      5859          11,776         11,850        10,213        1,636             0             74
BA        637      5860           5,874          6,098             0        6,098             0            224
          638      5863          14,791         15,067        11,152        3,915             0            276
          639      5865          26,130         26,305        22,484        3,821             0            175
          640      5868          29,972         30,204        20,905        9,299             0            232
BA        641      5871          58,640         58,893        53,265        5,627             0            253
          642      5873          37,781         37,960        34,197        3,763             0            180
          643      5874          40,506         40,745        36,392        4,353             0            239
          644      5875          22,916         23,014        18,732        4,282             0             97
          645      5877           3,933          3,367             0        3,367             0           (566)
          646      5879          30,800         30,848        27,167        3,681             0             48
          647      5880          17,054         11,709         5,373        6,336             0         (5,346)
          648      5881          17,450          2,663             0        2,663             0        (14,787)
          649      5882          14,343         (4,915)            0            0        (4,915)       (19,257)
          650      5883          30,541         30,862        26,098        4,764             0            321
          651      5884           4,427          4,152             0        4,152             0           (275)
          652      5885            (224)             0             0            0             0            224
          653      5887          33,719         33,986        30,247        3,739             0            266
          654      5888           4,768          4,932             0        4,932             0            164
          655      5891          32,666         14,613        11,425        3,188             0        (18,054)
          656      5892          15,556         15,865         9,487        6,377             0            309
          657      5893          27,533         27,422        22,960        4,463             0           (110)
          658      5894          36,660         36,885        30,607        6,278             0            224
          659      5895          36,917         36,360        30,587        5,773             0           (557)
          660      5896          44,132          5,087             0        5,087             0        (39,045)
          661      5898            (790)             0             0            0             0            790
          662      5899          43,603              0             0            0             0        (43,603)
          663      3000          (6,293)        36,453        31,603        4,850             0         42,747
          664      3006        (170,963)       131,956       131,956            0             0        301,377
          665      3008        (448,834)       100,674        27,818       72,856             0        549,508
          666      3013        (312,730)       157,739        89,264       68,476             0        472,872
          667      3014        (155,720)        96,910        96,910            0             0        250,194
          668      3015         (83,988)       203,977       162,428       41,548             0        297,427
          669      3017        (509,077)       295,194       295,194            0             0        820,933
          670      3015               0              0             0            0             0              0
          671      3017               0              0             0            0             0              0

                             10,525,158     10,588,199     7,554,597    2,906,960       126,642         87,592


[Table Continued 1]



       0.00                         A,B,C    A            B         C
                                    TOTAL      ACT        CHECK      RET
  EST RC PM  EST SC PM   RETURNED   SERVICE   SERVICE      ORDER     CHECK       O/D
  REVERSING  REVERSING    CHECKS    CHARGES   CHARGES      FEES       FEES     CHARGES   ACT O/S
   CC.5557    CC.5546    CC. 5557   CC.5546   CC.5546     CC.5546   CC.5546    CC.5570   CC.5577
        224        841       (724)    (705)      (705)         0          0         0         0
        224         80           0        0          0         0          0         0       (4)
        224         29       (147)     (17)          0         0       (17)         0       (3)
        224         13           0     (10)          0         0       (10)         0       (3)
        224        144           0    (101)      (101)         0          0         0         0
        224          0       (122)        0          0         0          0         0         0
        224          0        (50)        0          0         0          0         0      (92)
        224         95           0    (127)      (127)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         71           0        0          0         0          0         0         0
        224         36           0      (5)        (5)         0          0         0         1
        224          0           0        0          0         0          0         0        19
        224      1,347           0  (1,207)    (1,207)         0          0         0       (0)
        224          5        (91)     (65)       (60)         0        (5)         0         0
        224         44           0        0          0         0          0         0         0
        224         30           0        0          0         0          0         0       (2)
        224          0           0        0          0         0          0         0         0
        224         96           0     (80)       (80)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224        116           0    (114)      (114)         0          0         0        60
        224          0           0        0          0         0          0         0        20
        224         87       (183)     (97)       (97)         0          0         0       (0)
        224         54           0     (51)       (51)         0          0         0      (50)
        224        146           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224         34        (75)     (10)          0         0       (10)         0      (26)
        224          0           0        0          0         0          0         0         1
        224        117        (31)        0          0         0          0         0         0
        224         80       (528)     (88)       (88)         0          0         0     (411)
        224         45       (185)     (29)       (19)         0       (10)         0         0
        224          0       (269)        0          0         0          0         0         0
        224          0       (100)        0          0         0          0         0         1
        224          0       (902)        0          0         0          0         0         0
        224          0        (40)        0          0         0          0         0     (274)
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224        236       (319)    (176)      (176)         0          0         0         0
        224         66     (2,079)     (12)        (8)         0        (4)         0         0
        224        298     (3,884)    (493)      (493)         0          0      (68)         4
        224          0        (48)     (15)       (15)         0          0         0         0
        224         71           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         25       (115)     (25)          0      (25)          0         0        40
        224        108           0     (31)       (31)         0          0         0         0
        224        142       (115)    (112)      (112)         0          0         0        25
        224          0        (74)      (5)          0         0        (5)         0      (39)
        224         27        (56)        0          0         0          0         0         0
        224         67       (509)     (36)       (36)         0          0      (30)       (1)
        224          0       (535)        0          0         0          0      (20)       (0)
        224          0       (176)     (25)       (25)         0          0         0         0
        224          0        (71)        0          0         0          0         0       (1)
        224      3,858           0  (3,467)    (3,394)      (73)          0      (32)         1
        224         18       (116)     (18)       (18)         0          0         0       (0)
        224        238           0    (156)      (156)         0          0         0         0
        224        187       (136)    (159)      (159)         0          0      (34)       (0)
        224        210       (386)    (163)      (163)         0          0         0         0
        224          0       (161)        0          0         0          0         0         0
        224          0       (800)        0          0         0          0         0        57
        224        102           0     (48)       (48)         0          0         0       (1)
        224          0       (386)        0          0         0          0         0      (15)
        224          0           0        0          0         0          0         0       200
        224          0       (142)        0          0         0          0         0       (3)
        224        137           0     (98)       (98)         0          0         0        10
        224          0           0        0          0         0          0         0       (0)
        224        133           0     (92)       (92)         0          0         0         0
        224        154       (386)        0          0         0          0         0       (0)
        224          0       (100)        0          0         0          0         0         0
        224         60           0        0          0         0          0         0         0
        224         44           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0      (11)
        224        221           0    (109)      (109)         0          0         0      (46)
        224          0           0        0          0         0          0         0      (13)
        224        133           0     (39)       (39)         0          0         0        25
        224        110       (957)     (46)       (33)         0       (13)         0        23
        224         48           0        0          0         0          0         0         0
        224         37        (50)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0     (425)
        224        263       (232)    (142)      (142)         0          0         0       (3)
        224          0       (409)        0          0         0          0         0         0
        224          0       (451)        0          0         0          0         0      (68)
        224          0           0        0          0         0          0         0         0
        224          0       (241)        0          0         0          0         0      (97)
        224          0       (151)     (19)          0      (19)          0         0       (6)
        224          0           0        0          0         0          0         0        31
        224         25       (458)        0          0         0          0         0       401
        224          0           0        0          0         0          0         0       (1)
        224          0           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224          0       (171)        0          0         0          0         0       (1)
        224         89           0     (58)       (58)         0          0         0     (591)
        224          0           0        0          0         0          0         0         0
        224        231        (76)     (88)       (88)         0          0         0         0
        224          0           0        0          0         0          0         0       (1)
        224         72           0        0          0         0          0         0         0
        224          0        (95)        0          0         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224          0        (40)        0          0         0          0         0       (2)
        224         64           0     (58)       (58)         0          0         0         0
        224          0       (236)        0          0         0          0         0         0
        224         21           0     (22)       (22)         0          0         0       (1)
        224         32        (51)        0          0         0          0         0         1
        224        128           0     (95)       (95)         0          0         0         0
        224          0       (175)        0          0         0          0         0         0
        224        154       (949)    (121)      (121)         0          0         0       (0)
        224          0        (85)        0          0         0          0         0         0
        224         26        (80)        0          0         0          0         0      (26)
        224         59           0        0          0         0          0         0         0
        224        161           0    (133)      (133)         0          0         0         0
        224          0           0        0          0         0          0         0        25
        224          0           0     (66)       (66)         0          0         0         0
        224          0           0        0          0         0          0         0       (2)
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0      (10)
        224          0           0        0          0         0          0         0       (1)
        224        164           0     (47)       (47)         0          0         0         0
        224          0           0        0          0         0          0         0       (1)
        224        169       (156)    (130)      (130)         0          0         0         1
        224        120           0        0          0         0          0      (60)       (5)
        224          0           0        0          0         0          0         0         0
        224         63       (174)     (10)          0         0       (10)         0        10
        224         17           0     (26)       (26)         0          0         0      (20)
        224         10           0        0          0         0          0         0       (4)
        224         23           0        0          0         0          0         0         0
        224         20           0     (18)       (18)         0          0         0       (5)
        224          0           0        0          0         0          0         0         2
        224          8           0        0          0         0          0         0       (0)
        224         24           0        0          0         0          0         0         0
        224         89           0     (64)       (64)         0          0         0      (98)
        224          8           0        0          0         0          0         0        26
        224          0       (308)        0          0         0          0         0       (1)
        224          0       (100)        0          0         0          0         0       (0)
        224          4           0     (23)       (20)         0        (3)         0      (39)
        224      2,170        (65)  (1,884)    (1,884)         0          0         0       (0)
        224         57           0      (4)        (4)         0          0         0      (32)
        224         20        (50)     (24)       (24)         0          0      (24)        58
        224         21           0     (12)       (12)         0          0         0         0
        224        434           0    (370)      (370)         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         49           0     (15)       (15)         0          0         0     (263)
        224        100           0     (50)       (50)         0          0         0         0
        224          0           0     (60)       (60)         0          0         0         0
        224         71           0        0          0         0          0         0         0
        224         23           0        0          0         0          0         0         5
        224         50           0        0          0         0          0         0         0
        224         10           0     (10)          0         0       (10)         0      (25)
        224          0           0        0          0         0          0         0        45
        224         45           0        0          0         0          0         0         2
        224          0           0        0          0         0          0         0         1
        224         94           0     (72)       (72)         0          0         0       (6)
        224          0       (207)        0          0         0          0         0       100
        224         52           0     (78)       (78)         0          0      (33)       (0)
        224         72           0        0          0         0          0         0         0
        224        140       (657)     (88)       (88)         0          0         0        49
        224         72           0        0          0         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224         83           0     (65)       (65)         0          0         0         0
        224        190       (186)    (121)      (121)         0          0         0         0
        224          0       (102)        0          0         0          0         0       (4)
        224        173       (797)    (119)      (119)         0          0         0         0
        224        101           0    (101)      (101)         0          0      (34)      (59)
        224         20        (46)        0          0         0          0         0         0
        224         50        (77)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0       (153)        0          0         0          0         0       (0)
        224        141        (70)    (128)      (128)         0          0         0        27
        224         32           0        0          0         0          0      (59)      (12)
        224          0        (66)        0          0         0          0         0      (20)
        224         22           0        0          0         0          0         0        53
        224        127       (200)     (99)       (99)         0          0         0      (40)
        224         28           0        0          0         0          0         0         1
        224        249       (170)    (180)      (180)         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224          0        (39)        0          0         0          0         0         0
        224         34           0     (12)       (12)         0          0         0      (15)
        224         23        (75)      (7)        (4)         0        (3)         0         0
        224         40           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          3           0     (23)       (23)         0          0      (23)         0
        224          0       (495)        0          0         0          0         0       (1)
        224          2       (122)        0          0         0          0         0       (0)
        224         20           0     (10)          0         0       (10)         0       (8)
        224          4           0        0          0         0          0         0         0
        224          0       (220)        0          0         0          0         0         0
        224         54       (451)        0          0         0          0         0       (1)
        224         45           0        0          0         0          0         0         1
        224         87           0     (90)       (90)         0          0         0     (100)
        224          0           0        0          0         0          0         0         0
        224          0        (50)        0          0         0          0         0         0
        224         66       (120)     (68)       (68)         0          0         0         0
        224          1           0        0          0         0          0         0         0
        224        189       (168)    (143)      (143)         0          0         0         0
        224         76       (107)     (73)       (73)         0          0         0         1
        224          0           0        0          0         0          0         0         0
        224          0        (66)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0       (0)
        224          6        (40)      (6)        (6)         0          0      (25)         0
        224          0        (44)        0          0         0          0         0       (1)
        224          0           0        0          0         0          0         0         0
        224          0       (219)        0          0         0          0         0       (1)
        224         30       (144)        0          0         0          0         0       (0)
        224        158       (214)    (123)      (123)         0          0      (58)       (6)
        224        117           0     (88)       (88)         0          0         0         0
        224          0           0        0          0         0          0         0         1
        224          0       (313)        0          0         0          0         0         0
        224          0       (195)        0          0         0          0         0       (0)
        224          0           0        0          0         0          0         0         0
        224        177        (42)    (124)      (124)         0          0         0         0
        224          0           0        0          0         0          0         0        46
        224        128       (331)     (93)       (93)         0          0         0         0
        224        149           0    (126)      (126)         0          0         0         0
        224        181     (2,192)     (86)       (86)         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0       363
        224        123           0     (87)       (87)         0          0         0         0
        224         56        (75)      (5)        (5)         0          0         0        46
        224        126           0     (88)       (88)         0          0      (68)       (6)
        224         86       (276)     (34)       (34)         0          0         0        32
        224          0        (64)        0          0         0          0         0         0
        224         79       (197)     (43)       (43)         0          0         0         0
        224        117       (312)     (41)       (41)         0          0         0        37
        224          0           0        0          0         0          0         0         0
        224        105        (30)     (97)       (97)         0          0         0      (16)
        224          0           0        0          0         0          0         0         0
        224        184           0    (140)      (140)         0          0         0         0
        224        144           0    (192)      (111)      (81)          0         0         0
        224          0           0        0          0         0          0         0         3
        224        205        (45)    (155)      (155)         0          0         0       (1)
        224          0        (46)        0          0         0          0         0       (0)
        224          0       (200)        0          0         0          0         0         2
        224          0       (200)        0          0         0          0         0      (95)
        224         72           0        0          0         0          0         0         0
        224         99       (100)     (46)       (41)         0        (5)         0       (1)
        224         71           0        0          0         0          0         0         0
        224        146        (60)        0          0         0          0         0       (1)
        224        201           0     (51)       (51)         0          0         0       (0)
        224         82           0     (86)       (86)         0          0         0       (2)
        224          0        (75)        0          0         0          0         0      (19)
        224        190           0    (145)      (145)         0          0         0       (0)
        224         58        (22)     (44)       (44)         0          0         0         0
        224         47           0     (10)       (10)         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224        108           0     (58)       (58)         0          0         0         0
        224         50       (125)        0          0         0          0         0       (0)
        224          5       (124)        0          0         0          0      (29)         0
        224         50       (171)     (57)       (57)         0          0         0      (21)
        224          0        (54)      (5)          0         0        (5)         0         0
        224          0        (60)        0          0         0          0         0       322
        224          0       (323)        0          0         0          0         0        20
        224         16       (369)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224        277           0    (202)      (202)         0          0         0         0
        224        190       (215)    (128)      (128)         0          0         0      (33)
        224        144           0     (59)       (59)         0          0         0        52
        224          0       (900)        0          0         0          0         0         0
        224        171        (20)     (98)       (98)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          6           0     (47)          0      (47)          0         0       (0)
        224        147           0    (129)      (129)         0          0         0         0
        224        146       (284)        0          0         0          0         0         0
        224          0       (147)        0          0         0          0         0     (138)
        224          0     (1,374)        0          0         0          0         0      (40)
        224        413         (8)    (366)      (366)         0          0         0         0
        224        168        (60)    (123)      (123)         0          0         0         1
        224         74           0      (9)        (9)         0          0         0      (32)
        224         48           0        0          0         0          0         0         0
        224          0        (68)        0          0         0          0         0       (3)
        224         48           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0       (1)
        224        222       (667)        0          0         0          0         0         0
        224          0       (164)    (132)      (132)         0          0         0     (191)
        224         15       (603)      (5)          0         0        (5)         0        20
        224         99       (135)     (65)       (65)         0          0         0       (0)
        224          0           0        0          0         0          0         0       (0)
        224        109           0     (59)       (45)         0       (15)         0        21
        224          0        (35)        0          0         0          0         0       (0)
        224          0        (80)        0          0         0          0         0       (0)
        224          0           0        0          0         0          0         0     (104)
        224        133           0    (104)      (104)         0          0         0      (21)
        224         72           0        0          0         0          0         0         0
        224          0        (48)      (3)          0         0        (3)         0       (4)
        224        154           0        0          0         0          0         0         0
        224        204           0    (186)      (186)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224        120           0     (96)       (96)         0          0         0       (5)
        224          0           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224         44           0      (2)        (2)         0          0         0         1
        224        119        (84)     (44)       (44)         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224         73           0        0          0         0          0         0         0
        224        147           0    (106)      (106)         0          0         0      (19)
        224         37           0     (12)       (12)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         52        (80)      (3)        (3)         0          0         0       145
        224        184       (138)    (122)      (122)         0          0         0         0
        224          0       (297)        0          0         0          0         0         1
        224        151       (768)     (97)       (97)         0          0         0         0
        224        146        (90)        0          0         0          0         0      (87)
        224          0           0        0          0         0          0         0       (3)
        224        154       (188)        0          0         0          0         0         0
        224          5           0      (5)          0         0        (5)         0      (54)
        224        147       (229)        0          0         0          0         0         0
        224        263           0    (177)      (177)         0          0         0         0
        224         94           0     (73)       (73)         0          0         0      (28)
        224          0           0      (5)          0         0        (5)         0       (0)
        224          0           0        0          0         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224         70        (91)     (57)       (57)         0          0         0       (1)
        224         75           0     (92)       (92)         0          0         0         0
        224          0       (312)        0          0         0          0         0      (50)
        224          0           0        0          0         0          0         0         0
        224        147           0    (130)      (130)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         21           0        0          0         0          0         0         0
        224          0        (20)        0          0         0          0         0         0
        224          0       (126)        0          0         0          0         0         0
        224         24       (150)     (21)       (12)         0        (9)         0      (40)
        224          0        (99)        0          0         0          0         0         0
        224        136           0        0          0         0          0         0         0
        224         52           0     (13)       (13)         0          0         0        86
        224        192           0    (127)      (127)         0          0         0     (100)
        224        214       (901)    (122)      (122)         0          0         0         0
        224        154       (400)        0          0         0          0         0         0
        224         30           0        0          0         0          0         0         0
        224         26           0        0          0         0          0         0      (26)
        224        173       (250)    (134)      (134)         0          0      (58)       (0)
        224         10           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0     (141)
        224         48           0        0          0         0          0         0         0
        224        171       (278)    (137)      (137)         0          0         0       (0)
        224          0       (150)     (60)       (60)         0          0         0         0
        224        224       (206)    (173)      (173)         0          0         0         0
        224        102           0     (20)       (20)         0          0         0         0
        224        136       (119)    (130)      (130)         0          0      (68)       (6)
        224         20           0        0          0         0          0         0       (1)
        224        146       (195)        0          0         0          0         0         0
        224          9           0     (10)          0         0       (10)         0         0
        224          0       (165)        0          0         0          0         0        32
        224         38           0     (16)       (16)         0          0         0         8
        224         88       (277)     (49)       (49)         0          0      (25)      (44)
        224         71           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0       (5)
        224         49           0     (97)       (97)         0          0         0     (100)
        224          0       (908)        0          0         0          0         0         0
        224         13           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224          0       (120)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0       (7)
        224          0       (335)        0          0         0          0         0         1
        224         75           0        0          0         0          0         0         0
        224         54           0        0          0         0          0         0       213
        224          0       (161)        0          0         0          0         0         0
        224         12        (74)      (2)          0         0        (2)         0         0
        224          0       (223)        0          0         0          0         0       (1)
        224        139           0    (119)      (119)         0          0         0       (0)
        224          0       (357)        0          0         0          0         0       (0)
        224          0           0        0          0         0          0         0         0
        224         91       (160)     (40)       (38)         0        (2)         0         0
        224         71           0        0          0         0          0         0         0
        224          0       (170)        0          0         0          0         0         0
        224         32           0        0          0         0          0         0         0
        224         50       (176)        0          0         0          0         0         0
        224        146        (32)        0          0         0          0         0        48
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224        154           0        0          0         0          0         0         0
        224         68       (675)      (5)          0         0        (5)         0       (5)
        224        295       (266)    (226)      (226)         0          0         0         0
        224          0       (362)        0          0         0          0         0         0
        224         18           0        0          0         0          0         0         0
        224        140       (115)     (94)       (94)         0          0         0         0
        224          0     (1,147)        0          0         0          0         0         2
        224         29       (315)     (30)       (24)         0        (6)         0      (86)
        224         48           0        0          0         0          0         0         0
        224        103           0    (107)      (107)         0          0         0         0
        224          0       (100)        0          0         0          0         0         0
        224          0     (2,605)        0          0         0          0         0         0
        224         15           0     (15)       (15)         0          0         0         0
        224         72           0        0          0         0          0         0         0
        224        106        (96)        0          0         0          0         0       (1)
        224         76           0     (57)       (57)         0          0         0       115
        224          0        (45)        0          0         0          0         0      (40)
        224         32           0     (15)        (5)         0       (10)         0      (35)
        224        136           0        0          0         0          0         0         0
        224        231           0     (90)       (90)         0          0         0      (40)
        224          0       (133)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         1
        224          0        (50)        0          0         0          0         0      (10)
        224        147           0    (118)      (118)         0          0         0       (0)
        224         50        (65)        0          0         0          0         0      (51)
        224        146        (87)        0          0         0          0         0       (0)
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0      (69)
        224         37       (310)     (37)       (37)         0          0         0       (4)
        224          8       (100)      (3)          0         0        (3)         0         0
        224        113       (633)    (103)      (103)         0          0      (68)       501
        224          0           0        0          0         0          0         0         1
        224          4       (175)      (5)          0         0        (5)         0         0
        224        162           0     (41)       (41)         0          0         0       (2)
        224          0           0        0          0         0          0         0      (17)
        224        140       (100)    (102)      (102)         0          0         0         4
        224        194           0        0          0         0          0         0        90
        224         86        (55)        0          0         0          0         0       (1)
        224        123           0    (106)      (106)         0          0         0      (10)
        224        142        (60)    (149)      (149)         0          0         0       (1)
        224          0       (120)        0          0         0          0         0         0
        224        197       (162)    (137)      (137)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0     (2,179)        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224        101           0     (85)       (85)         0          0         0         0
        224         14           0        0          0         0          0         0         0
        224         20       (250)      (5)          0         0        (5)         0         0
        224         55           0     (65)       (65)         0          0      (62)      (57)
        224        424           0    (393)      (393)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         14        (86)        0          0         0          0         0         0
        224        187     (1,478)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0        93
        224         37           0        0          0         0          0         0      (20)
        224        146       (234)        0          0         0          0         0         0
        224         48        (67)        0          0         0          0         0        67
        224          0           0        0          0         0          0         0       (0)
        224        108         136        0          0         0          0         0         0
        224        162       (133)    (127)      (127)         0          0         0        80
        224        160           0    (133)      (133)         0          0         0         1
        224          0           0        0          0         0          0         0       (0)
        224          0           0        0          0         0          0         0       265
        224        154           0        0          0         0          0         0         0
        224        144       (300)    (133)      (133)         0          0         0         0
        224          0           0        0          0         0          0         0       (1)
        224          0           0        0          0         0          0         0         0
        224        153       (717)    (114)      (114)         0          0         0         0
        224         41           0     (10)       (10)         0          0         0       (1)
        224         94           0     (87)       (87)         0          0         0         0
        224        380           0     (31)       (31)         0          0         0         0
        224          0        (20)        0          0         0          0         0         0
        224        146           0    (144)      (144)         0          0         0        46
        224          0        (95)        0          0         0          0         0         0
        224        181        (23)    (155)      (155)         0          0         0         0
        224          0       (302)        0          0         0          0         0         0
        224          0        (42)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0       (0)
        224        292           0    (278)      (278)         0          0         0         0
        224        189        (65)    (143)      (143)         0          0         0         0
        224         90       (120)        0          0         0          0         0         0
        224         39       (276)        0          0         0          0         0         0
        224         11       (127)      (7)        (7)         0          0         0         0
        224          0           0        0          0         0          0         0         1
        224          0        (83)        0          0         0          0         0        20
        224         32           0        0          0         0          0         0         0
        224          0       (136)     (60)          0      (60)          0         0         1
        224        147       (859)    (133)      (133)         0          0         0       (1)
        224          0        (55)        0          0         0          0         0         0
        224          0           0     (25)          0      (25)          0         0         0
        224        137           0    (109)      (109)         0          0         0       (0)
        224          0       (105)        0          0         0          0         0        91
        224        130           0     (80)       (77)         0        (3)         0      (12)
        224         87       (260)        0          0         0          0         0         0
        224         71           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         58       (150)    (110)      (110)         0          0         0         0
        224          8           0     (46)       (46)         0          0         0         2
        224          0           0  (1,725)    (1,725)         0          0         0         5
        224         71           0     (63)       (63)         0          0         0         0
        224          0           0        0          0         0          0         0     (185)
        224        263       (394)    (143)      (143)         0          0         0       195
        224         72       (530)     (35)       (10)         0       (25)         0         0
        224          0       (136)        0          0         0          0         0       160
        224         24        (36)     (10)       (10)         0          0         0       (1)
        224        101           0     (20)       (20)         0          0      (28)         5
        224         75     (2,683)    (113)      (103)         0       (10)         0       (0)
        224        202        (80)    (138)      (138)         0          0         0      (35)
        224         57           0     (15)       (15)         0          0      (29)         0
        224        162       (125)     (98)       (98)         0          0         0         1
        224          0       (429)        0          0         0          0         0         0
        224         75       (392)     (75)       (75)         0          0         0         0
        224          0       (120)        0          0         0          0         0         0
        224          0        (80)        0          0         0          0         0         0
        224         29           0     (39)       (39)         0          0         0         0
        224          0       (276)        0          0         0          0         0         1
        224        182           0    (116)      (116)         0          0         0     (200)
        224        100           0     (69)       (69)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         16           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         84           0     (87)       (87)         0          0         0      (23)
        224         29           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0        (53)     (30)          0      (30)          0         0      (20)
        224          0       (520)        0          0         0          0         0     (181)
        224         39        (95)    (116)          0         0      (116)         0       (0)
        224         48           0        0          0         0          0         0         0
        224        180       (292)    (118)          0         0      (118)         0      (27)
        224          0           0        0          0         0          0         0       (0)
        224          0       (345)        0          0         0          0         0       (1)
        224          0           0        0          0         0          0         0         0
        224          0       (300)        0          0         0          0         0       (1)
        224         52        (64)     (24)          0         0       (24)         0         5
        224         16       (118)     (27)       (27)         0          0         0       (0)
        224          0           0        0          0         0          0      (20)      (20)
        224          0       (221)        0          0         0          0         0         0
        224          0       (131)        0          0         0          0         0     (138)
        224         71           0        0          0         0          0         0         0
        224        112           0     (89)       (89)         0          0         0         0
        224          0       (321)        0          0         0          0         0         0
        224         50       (250)        0          0         0          0         0       (0)
        224          0        (20)        0          0         0          0         0       (5)
        224         48           0        0          0         0          0         0         0
        224          0       (201)        0          0         0          0         0       (1)
        224          3           0        0          0         0          0         0         0
        224          0       (183)        0          0         0          0         0         0
        224          0       (317)        0          0         0          0         0     (189)
        224          0           0        0          0         0          0         0         3
        224          0           0        0          0         0          0         0        49
        224         74           0        0          0         0          0         0         1
        224          0       (125)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         85           0     (59)       (59)         0          0         0      (20)
        224        105       (224)     (91)       (91)         0          0         0         0
        224          0       (254)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0        27
        224          6        (75)      (6)          0         0        (6)         0         0
        224         51           0        0          0         0          0         0         0
        224         42           0     (27)       (27)         0          0         0      (15)
        224         89           0     (84)       (84)         0          0     (102)         0
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0       (207)        0          0         0          0         0       (1)
        224         24           0     (25)       (25)         0          0         0       100
        224          0       (100)     (10)          0         0       (10)         0      (60)
        224         61           0     (35)       (35)         0          0         0         0
        224         71           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224        123        (62)    (116)      (116)         0          0         0         0
        224          0           0        0          0         0          0         0     (100)
        224          0           0        0          0         0          0         0         0
        224         10           0        0          0         0          0         0         0
        224         11           0        0          0         0          0         0       (1)
        224          0           0        0          0         0          0         0         0
        224         15           0        0          0         0          0         0         0
        224          0       (129)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0        (40)        0          0         0          0         0        57
        224          0     (3,156)        0          0         0          0         0         0
        224          0       (321)        0          0         0          0         0        80
        224        101           0     (70)       (70)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0       (352)        0          0         0          0         0         0
        224         56           0    (123)      (123)         0          0         0      (19)
        224         19           0        0          0         0          0         0         0
        224          0        (35)        0          0         0          0         0         0
        224         81       (161)     (63)       (63)         0          0         0       (0)
        224         81           0      (4)          0         0        (4)         0         0
        224         72           0        0          0         0          0         0         0
        224         18           0      (6)          0         0        (6)         0        41
        224          0           0        0          0         0          0         0       (0)
        224          9           0        0          0         0          0         0         1
        224         25       (557)        0          0         0          0         0         0
        224         25           0        0          0         0          0         0         0
        224         90       (177)    (355)      (351)         0        (4)      (30)         0
        224        199       (210)    (179)      (179)         0          0         0         0
        224         12           0        0          0         0          0         0         0
        224         71           0        0          0         0          0         0         0
        224        162           0    (125)      (125)         0          0         0      (10)
        224          0           0        0          0         0          0         0         0
        224        133           0        0          0         0          0         0         0
        224          5           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
        224        146        (55)        0          0         0          0         0       (3)
        224          0           0        0          0         0          0         0         1
        224          0       (748)        0          0         0          0         0       (2)
        224         31           0     (50)       (50)         0          0         0        10
        224        126           0    (129)      (129)         0          0      (68)         0
        224          0       (150)        0          0         0          0         0         2
        224          0           0        0          0         0          0         0        10
        224        123           0    (106)      (106)         0          0         0         0
        224         88           0        0          0         0          0         0         0
        224          0       (141)        0          0         0          0         0         0
        224          0        (83)        0          0         0          0         0         0
        224        110           0     (52)       (52)         0          0         0         0
        224          0       (108)        0          0         0          0         0        10
        224        119        (67)     (80)       (80)         0          0         0      (41)
        224        122           0     (71)       (71)         0          0         0         0
        224         57           0     (19)       (19)         0          0         0         0
        224          0        (76)        0          0         0          0         0         1
        224          0           0        0          0         0          0         0        15
        224         29        (40)      (4)          0         0        (4)         0         0
        224          4           0        0          0         0          0         0      (88)
        224          0       (100)        0          0         0          0         0        54
        224          0           0        0          0         0          0         0         0
        224          0       (115)        0          0         0          0         0     (379)
        224          0           0        0          0         0          0         0         1
        224        206           0    (189)      (189)         0          0         0         0
        224          0       (243)        0          0         0          0         0         0
        224         66           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         52           0     (40)       (12)         0       (28)         0     1,502
        224          0           0        0          0         0          0         0         0
        224        141         (8)    (113)      (113)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224         25        (50)        0          0         0          0         0      (27)
        224         71           0        0          0         0          0         0         0
        224        137           0    (124)      (124)         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224        103       (972)    (108)      (108)         0          0      (30)         0
        224         55       (122)     (20)       (20)         0          0         0        18
        224         21       (800)      (6)          0         0        (6)         0         0
        224        174       (113)    (158)      (158)         0          0         0      (13)
        224          0     (1,000)        0          0         0          0         0         0
        224          0           0        0          0         0          0         0         0
        224          0        (85)        0          0         0          0         0         1
        224          0           0        0          0         0          0         0         0
        224         99           0     (95)       (95)         0          0         0       (0)
        224          0        (67)        0          0         0          0         0       (1)
        224        102           0    (103)      (103)         0          0         0       (0)
        224         65        (22)     (23)       (23)         0          0         0       (0)
        224        169           0    (133)      (133)         0          0         0         0
        224         59           0      (7)        (7)         0          0         0         7
        224        124           0    (171)      (171)         0          0         0       (0)
        224         12           0        0          0         0          0         0         0
        224         63           0     (49)       (49)         0          0         0        19
        224         10           0     (44)       (39)         0        (5)         0         5
        224         39           0        0          0         0          0         0       (1)
        224         20        (83)        0          0         0          0         0       (0)
        224        207           0    (171)      (171)         0          0         0        19
        224         54       (165)     (64)       (64)         0          0         0      (30)
        224        103     (2,305)     (51)       (51)         0          0         0         0
        224          7       (128)      (3)          0         0        (3)         0         0
        224         20       (150)     (20)       (20)         0          0         0       (1)
        224          0           0        0          0         0          0         0         0
        224         88           0        0          0         0          0         0      (36)
        224         98           0    (103)      (103)         0          0         0      (45)
        224        185           0    (177)      (177)         0          0         0       (0)
        224         73        (36)      (9)        (5)         0        (4)         0         0
        224         66       (147)     (77)       (77)         0          0         0       113
        224         15           0        0          0         0          0         0         0
        224          5           0     (10)          0         0       (10)         0     (122)
        224         60       (802)        0          0         0          0         0      (47)
        224         60       (183)     (47)       (27)         0       (20)         0       (6)
        224        144        (34)    (126)      (126)         0          0         0         0
        224        154       (669)        0          0         0          0         0         0
        224        154           0        0          0         0          0         0         0
        224          0           0        0          0         0          0         0        97
        224          0       (509)        0          0         0          0         0        10
        224          0           0        0          0         0          0         0         0
        224         45           0      (5)          0         0        (5)         0         2
        224          0        (40)        0          0         0          0         0      (20)
        224         13    (18,291)     (28)       (28)         0          0         0        28
        224        102           0     (17)       (17)         0          0         0         0
        224          0       (274)        0          0         0          0         0      (61)
        224          0           0        0          0         0          0         0       (0)
        224         62       (765)     (53)       (53)         0          0         0      (25)
        224        154     (1,722)        0          0         0          0         0        20
        224          6           0        0          0         0          0         0         0
        224         48           0        0          0         0          0         0         0
          0          0       (184)    (333)      (278)      (56)          0         0        20
          0          0           0  (1,202)    (1,202)         0          0         0         0
          0          0     (1,275)    (401)      (401)         0          0         0     (217)
          0          0       (178)    (681)      (681)         0          0         0        38
          0          0           0    (956)      (956)         0          0         0         0
          0          0           0    (624)      (624)         0          0         0         0
          0          0           0  (1,245)    (1,245)         0          0         0         0
          0          0           0        0          0         0          0         0         0
          0          0           0        0          0         0          0         0         0

    148,487     45,593   (108,046) (35,831)   (34,795)     (416)      (620)   (1,184)     (383)

[Table Continued 2]

        DUP             DUP                                                  CONSOL         ACH
    NON POSTED      NON POSTED       KEY                     STOLEN           ACCT        TRANSFERS
     DEPOSITS         DEPOSITS     ERRORS       MONIES         MISC         TRANSFERS     REVERSALS
      CC.5577          CC.5578     CC.5578      CC.5577      Various         CC.1020      CC.1020   Bank Name
            0             0               0         0                0             0           0   National City Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Wood Forest National Bank
            0             0               0         0                0             0           0   Mid First Bank
            0             0               0         0                0             0           0   First Tennesse
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0              400             0           0   Fifth Third Bank
            0             0               0         0              400             0           0   Bank Of America
            0             0               0         0                0      (24,937)           0   Union Planters Bank
            0             0           (100)         0                0             0           0   Greenfield Banking Co.
            0             0               0         0                0             0           0   Bank Of America
            0             0              45         0                0             0           0   SouthTrust Bank
            0             0               0         0                0             0           0   Citizens Bank and Trust
                                                                                                   of Jackson
            0             0               0         0              385             0           0   Farmers Bank
            0             0               0         0                0             0           0   Guarantee State Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0              402             0           0   Bank Of America
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Hancock Bank
            0             0               0         0              421      (10,096)           0   Bank One
            0             0               0         0              400             0           0   Southside Bank
            0             0               0     (204)                0             0           0   Capital City Bank
            0             0               0         0                0             0           0   Citizens National Bank
            0             0               0         0                0             0           0   Bank Of Maysville
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   First Federal Savings Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
        (650)             0               0         0                0             0           0   Bank of America
            0             0               0         0                0             0           0   Heritage Bank
            0             0               0         0          (3,066)             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Eagle Bank & Trust/Park
                                                                                                   Avenue Bank
            0             0               0         0                0      (30,761)           0   Union Planters Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   P N C Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   First National Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First National Bank
            0             0         (1,000)         0                0             0           0   Bank of Upson
            0             0               0         0                0             0           0   Montgomery County Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank of Eastman
            0             0               0         0                0      (39,748)           0   Wachovia Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0      (56,230)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Citizens Bank (not
                                                                                                   linked to Master)
            0             0               0         0                0             0           0   Bank Of America
            0             0             100         0                0             0           0   Bank Of America
            0             0           (172)         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0      (29,712)           0   US Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Union County National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Old National Bank
            0             0               0         0                0             0           0   International Bank of Commerce
            0             0               0         0                0      (45,334)           0   Regions Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (37,202)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0            (476)             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (24,089)           0   Regions Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (34,635)           0   Wachovia Bank
            0             0              39         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (38,501)           0   First Citizens Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (30,654)           0   First Citizens Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Capital City Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Colonial Bank
            0             0               0         0                0             0           0   Monroe Bank
            0             0               0         0                0             0           0   National City Bank
            0             0               0         0                0             0           0   Farmers Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Wood Forest National Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0     (659)                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0           (176)         0                0             0           0   Citizen Bank
            0             0               0         0                0             0           0   LandMark Bank
            0             0               0         0              400             0           0   Trustmark National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0     (430)                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Cavlary Banking
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First State Financial
            0             0               0         0                0             0           0   Mutual Federal Savings Bank
            0             0               0         0                0             0           0   Peoples First
            0             0               0         0              400             0           0   The Bank NA
            0             0               0         0                0             0           0   Home Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Fidelity Bank & Trust
            0             0               0         0              425             0           0   First Financial Bank
            0             0               0         0              400             0           0   Hibernia National Bank
            0             0               0         0              400             0           0   Citizens National Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   Metro Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   Iberia Bank
            0             0               0         0                0             0           0   Merchants & Marine Bank
            0             0               0         0                0             0           0   Weatherford National Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0      (15,176)           0   Regions Bank
            0             0               0         0              410             0           0   Community Bank
            0             0              21         0                0             0           0   First State Bank
            0             0               0         0                0             0           0   Community South Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0      (32,992)           0   Union Planters Bank
            0             0               0         0                0             0           0   Peoples Federal
            0             0               0         0              400             0           0   Community South Bank
            0             0               0         0                0             0           0   First Federal Savings Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0              400             0           0   Peoples Bank of Bedford Co.
            0             0               0         0                0             0           0   Bank Of America
            0             0             130         0                0      (37,147)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   PNC Bank
            0             0               0         0                0      (30,800)           0   First Citizens Bank
            0             0               0         0                0             0           0   Central Carolina
            0             0               0         0                0      (29,467)           0   First Citizens Bank
            0             0               0         0                0      (44,133)           0   First Citizens Bank
            0             0               0         0                0      (32,515)           0   First Citizens Bank
            0             0              95         0                0             0           0   Central Carolina
            0             0               0         0                0      (24,742)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (25,217)           0   Wachovia Bank
            0             0               0         0          (8,000)             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank of Stanly
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0             100         0                0             0           0   Branch Bank & Trust
            0             0               0         0              400             0           0   First National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0              38         0                0             0           0   Key Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0              400             0           0   Central National Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0      (61,678)           0   First Citizens Bank
            0             0               0         0                0             0           0   South Central Bank
            0             0               0         0                0             0           0   Citizens Bank
            0             0               0         0                0             0           0   First National Bank
            0             0              63         0                0             0           0   First National Bank
            0             0               0         0              400             0           0   Bank Of America
            0             0               0         0                0             0           0   First United Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Arvest Bank
            0             0               0         0                0             0           0   United Bank and Trust
            0             0               0         0                0             0           0   The First National Bank
            0             0               0         0              455             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Texas Bank
            0             0               0         0              400             0           0   AmSouth Bank
            0             0               0         0                0             0           0   The Bank of Frank Ewing
            0             0               0         0                0             0           0   Bank Of America
            0         (390)               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Peoples Bank
            0             0               0         0                0             0           0   Frost Bank
            0             0               0         0                0             0           0   Central Carolina
            0             0             100         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Community State Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0          (6,400)             0           0   Branch Bank & Trust
            0             0               0         0              402             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Century Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (44,561)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (16,981)           0   Wachovia Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0      (25,221)           0   First Citizens Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (27,673)           0   Wachovia Bank
            0             0               0         0                0             0           0   Nat'l Bank of Commerce
            0             0               0         0           29,366             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Northwest Georgia Bank
            0             0               0         0                0             0           0   Trustmark National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (25,397)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (33,803)           0   First Citizens Bank
            0             0               0         0                0             0           0   Columbus Bank & Trust
            0             0               0         0                0      (33,054)           0   Union Planters Bank
            0             0               0         0                0      (45,056)           0   Bank One
            0             0               0         0                0             0           0   Spivey State Bank
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (22,237)           0   Wachovia Bank
            0             0               0         0                0             0           0   Hancock Bank
            0             0               0         0                0             0           0   Iberia Bank
            0             0               0         0                0      (32,782)           0   First Citizens Bank
            0             0               0         0                0             0           0   Trustmark National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Citizens Bank(not
                                                                                                   affiliated with Master)
            0             0               0         0                0             0           0   Hancock Bank
            0             0               0         0                0             0           0   Citizens Union Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Guaranty Bank
            0             0               0         0                0      (64,595)           0   Wachovia Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Peoples First
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Wachovia Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bancorp South
            0             0               0         0                0      (32,359)           0   Bank One
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Hibernia
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Iberia Bank
            0             0               0         0                0      (40,593)           0   Regions Bank
            0             0            (53)         0                0             0           0   Bank Of America
            0             0               0         0                0      (28,948)           0   Regions Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First National Bank
            0             0           (316)         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Hibernia National Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank of Louisiana
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0      (20,577)           0   First Citizens Bank
            0             0               0         0                0             0           0   Merchant & Farmers
            0             0               0         0                0      (30,787)           0   US Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (22,317)           0   Regions Bank
            0             0             113         0                0             0           0   First Bank
            0             0               0         0                0             0           0   Hancock Bank
            0             0               0         0                0      (32,072)           0   Regions Bank
            0             0               0         0                0             0           0   Wachovia Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   South Central Bank
            0             0               0         0                0             0           0   City Bank
            0             0               0         0                0             0           0   First Arkansas Bank & Trust
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0      (22,479)           0   Bank One
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (36,060)           0   US Bank
            0             0               0         0                0             0           0   First Citizens (not affiliated
                                                                                                   with Master)
            0             0               0         0                0             0           0   PNC Bank
            0             0           (987)         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Farmers & Merchants
            0             0               0         0                0      (20,398)           0   First Citizens Bank
            0             0               0         0                0             0           0   Capital City Bank
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Federal Savings Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (27,446)          0   Bank of Oklahoma
            0             0               0         0              403             0           0   First Citizens Bank (not
                                                                                                   affiliated with Master)
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0           (110)         0                0             0           0   AmSouth Bank
            0             0               0         0                0       (25,210)          0   US Bank
            0             0               0         0           16,000             0           0   BancFirst
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0              400             0           0   Teche Federal
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (17,554)          0   Regions Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (36,628)          0   Wachovia Bank
            0             0               0         0                0             0           0   Peoples Bank
            0             0               0         0           (6,529)            0           0   Branch Bank & Trust
            0             0           (492)         0                0             0           0   Provident Community Bank
            0             0               0         0                0       (30,048)          0   Bank One
            0             0               0         0              400             0           0   Arvest Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Peoples Southern Bank
            0             0               0         0                0             0           0   First American Bank
            0             0               0         0                0       (41,604)          0   Union Planters Bank
            0         (113)               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   United National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   The Bank, Tandy Town Br
            0             0               0         0                0       (37,498)          0   Regions Bank
            0             0               0         0                0             0           0   Bank Of America
            0       (1,466)               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Eagle Bank & Trust/Park Avenue
                                                                                                   Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Fidelity Bank
            0             0               0         0                0             0           0   Union Bank & Trust
            0             0               0         0                0             0           0   Longview Bank Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Provident Community Bank
            0             0               0         0                0             0           0   Peoples Bank
            0             0               0         0                0       (22,771)          0   Union Planters Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   St Michael's Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0             511         0                0       (25,439)          0   Bank One
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (35,036)          0   First Citizens Bank
            0             0               0         0                0       (27,500)          0   US Bank
            0             0               0         0                0             0           0   Local Oklahoma Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   RCB Bank
            0             0               0         0                0             0           0   Wilmington Trust
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank of Glen Burnie
            0             0               0         0                0       (43,721)          0   Regions Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Planters Bank & Trust Co
            0             0               0         0                0       (19,680)          0   First Citizens Bank
            0             0               0         0                0             0           0   First Midwest Bank
            0             0               0         0                0             0           0   First Citizens Bank(not linked
                                                                                                   to master)
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0      (15,798)           0   Bank Of Oklahoma
            0             0               0         0                0             0           0   National City Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Citizens Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (32,333)          0   Bank One
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Allfirst Bank
            0             0               0         0                0             0           0   Commercial Bank
            0             0               0         0           (5,110)            0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   County Bank & Trust
            0             0               0         0                0             0           0   Carolina First Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0       (12,819)          0   US Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0     (821)                0             0           0   Branch Bank & Trust
            0             0               0         0                0       (22,174)          0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Frost Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (40,460)          0   Regions Bank
            0             0               0         0                0             0           0   Hibernia
            0             0               0         0                0             0           0   Home Bank
            0             0               0         0                0             0           0   Guaranty Bank
            0             0               0         0                0             0           0   Main Street Bank
            0             0               0         0                0       (33,685)          0   Wachovia Bank
            0             0               0         0              411             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Planters First
            0             0               0         0                0       (30,845)          0   Bank One/ Kentucky
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank of Cleveland
            0             0               0         0                0       (25,278)          0   Bank One
            0             0               0         0                0       (33,040)          0   Regions Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (29,080)          0   Wachovia Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0       (17,208)          0   US Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Citizens State Bank
            0             0               0         0                0             0           0   Bancorp South
            0             0               0         0                0             0           0   Citizens Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0          (7,061)             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Mountain Heritage
            0             0               0         0                0             0           0   Community Trust Bank
            0             0               0         0                0             0           0   Franklin Community Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0      (1,101)  Security Service Federal
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (37,265)           0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (24,824)          0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Citizens Bank(not linked
                                                                                                   to master)
            0             0               0         0                0             0           0   Grand Bank of Texas
            0             0               0         0                0       (25,336)          0   Union Planters Bank
            0             0               0         0                0             0           0   People's Community Bank
            0             0               0         0                0             0           0   Hancock Bank
            0             0               0         0                0             0           0   Farmers & Merchants Bank and
                                                                                                   Trust
            0             0               0         0                0             0           0   Bank of Dickson
            0             0               0         0                0             0           0   Colonial Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0       (52,409)          0   Wachovia Bank
            0             0               0         0                0             0           0   Commercial Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0           (628)         0                0             0           0   City National Bank
            0             0               0         0                0             0           0   First Community Bank
            0             0               0         0                0             0           0   United National Bank
            0             0               0         0                0       (30,023)          0   Wachovia Bank
            0             0               0         0                0             0           0   Capital City Bank
            0             0               0         0                0       (22,988)          0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Colonial Bank
            0             0               0         0                0             0           0   Citizens National
            0             0               0         0                0             0           0   RBC Centura
            0             0               0         0                0             0           0   Hibernia
            0             0               0         0                0             0           0   Citizens Bank
            0             0               0         0                0             0           0   Highlands Communty Bank
            0             0               0         0                0             0           0   Community Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank of York
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Convenience Bank
            0             0               0         0                0       (30,589)          0   Regions Bank
            0             0               0         0                0             0           0   Jacksonville Savings Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0              355             0           0   Bank of Madison
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Southern Bank Commerce
            0             0               0         0                0             0           0   Simon's Bank
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0       (18,013)          0   Union Planters Bank
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Volunteer Bank
            0             0               0         0                0      (42,865)           0   Regions Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Mid South Bank
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Community Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Hibernia
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0              400             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Traditional Federal Bank
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Community Bank and Trust
            0             0               0         0           28,127             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Colonial Bank
            0             0               0         0                0             0           0   Medical Community Credit
            0             0               0         0              400             0           0   Compass Bank
            0             0               0         0                0       (11,718)          0   Union Planters Bank
            0             0               0         0                0       (27,578)          0   Regions Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   National City Bank
            0             0               0         0                0             0           0   United Southern Bank
            0             0               0         0                0             0           0   Community Trust Bank
            0             0               0         0                0             0           0   Merchants & Farmers Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   FirstSouthern Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0      (15,380)           0   wachovia Bank
            0             0               0         0                0             0           0   Colonial Bank
            0             0               0         0                0             0           0   First Citizens Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Commerical Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Hibernia
            0             0               0         0                0             0           0   Local Oklahoma Bank
            0             0               0         0                0      (19,612)           0   First Citizens Bank
            0             0               0         0                0             0           0   Whitaker Bank
            0             0               0         0                0             0           0   Bank Of Maysville
            0             0               0         0                0             0           0   Peoples National Bank
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   Southside Bank
            0             0               0         0                0             0           0   Bancorp South
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0              400             0           0   Citizens Commerce National
            0             0               0         0                0       (39,921)          0   Union Planters Bank
            0             0               0         0                0       (24,249)          0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0              400             0           0   South Carolina Bank
            0             0               0         0                0             0           0   Jackson County Bank
            0             0               0         0                0       (25,690)          0   Regions Bank
            0             0               0         0                0       (48,646)          0   Bank One
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   American National Bank of Texas
            0             0               0         0           (8,161)            0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   National City Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   United Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Trustmark National Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Wilmington Trust
            0             0               0         0                0             0           0   Central Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Heritage Bank
            0             0               0         0                0             0           0   First National Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   National City Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   National City BAnk
            0             0               0         0           18,529       (35,960)          0   Wachovia Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Bank Shelbyville
            0             0               0         0                0             0           0   National City BAnk
            0             0               0         0                0             0           0   Farmers State Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Cumberland Bank
            0             0               0         0                0             0           0   First Trust & Savings Bank
            0             0               0         0                0       (16,542)          0   Union Planters Bank
            0             0               0         0           (6,811)            0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Colonial Bank
            0             0               0         0                0             0           0   Red River Emp. Federal Credit
            0             0               0         0                0             0           0   First American Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Sun Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Cumberland Valley National Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   City National Bank
            0             0               0         0                0             0           0   Branch Bank & Trust
            0             0               0         0                0             0           0   Community Bank
            0             0               0         0                0             0           0   Compass Bank
            0             0               0         0                0             0           0   Del Rio National Bank
            0             0               0         0                0             0           0   Arvest
            0             0               0         0                0             0           0   Union Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Trustmark National Bank
            0             0               0         0                0             0           0   Northwest Georgia Bank
            0             0               0         0                0             0           0   South Trust Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Union Federal
            0             0               0         0                0             0           0   AmSouth Bank
            0             0               0         0                0             0           0   Fifth Third Bank
            0             0               0         0                0             0           0   International Bank of Commerce
            0             0               0         0                0             0           0   National Bank of Commerce
            0             0               0         0                0             0           0   State Bank
            0             0               0         0                0             0           0   Central Kentucky Fed Savings
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Huntington Bank
            0             0               0         0           (5,554)            0           0   Branch Bank & Trust
            0             0               0         0                0       (14,496)          0   US Bank
            0             0               0         0                0       (19,636)          0   US Bank
            0             0               0         0                0             0           0   Central State Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   The Home Bank
            0             0               0         0                0             0           0   Bank Of America
            0             0               0         0                0             0           0   First Mexia Bank
            0             0               0         0                0             0           0   Sumpter Bank & Trust
            0             0               0         0                0             0           0   Colony Bank Southeast
            0             0               0         0                0             0           0   Lincoln Federal Savings Bank
            0             0               0         0                0             0           0   Integra Bank
            0             0               0         0                0       (37,722)          0   US Bank
            0             0               0         0              560             0           0   Summit Bank
            0             0               0         0                0       (43,875)          0   Regions Bank
            0             0               0         0                0        43,244           0   Bank Of Oklahoma
            0             0               0         0                0       302,579           0   Bank One
            0             0               0         0                0       551,400           0   Regions Bank
            0             0         (1,563)         0              400       474,857           0   First Citizens
            0             0               0         0                0       251,150           0   US Bank
            0             0               0         0              400       297,651           0   Union Planters Bank
            0             0               0         0                0       822,178           0   Wachovia Bank
            0             0               0         0                0             0           0   Union Planters Bank
            0             0               0         0                0             0           0   Wachovia Bank
                                                                                               0
        (650)       (1,969)         (4,242)   (2,113)           47,883         1,149      (1,101)


                                  ATTACHMENT 4
                                  ------------

                                Friedman's Inc.
        Bank of America Concentrated Account Reconciliation (5999.1016)
                      For the Period Ending April 30, 2005

            MONTHLY SUMMARY OF BANK ACTIVITY - CONCENTRATION ACCOUNT
            --------------------------------------------------------

Name of Debtor:       Friedman's Inc.              Case Number:        05-40129
                      ---------------                                  --------

Reporting Period beginning       April 2, 2005  and ending       April 30, 2005
                                 -------------                   --------------

Purpose of Account       To concentrate daily deposits prior to debt paydown
                         ---------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.

================================================================================================================

                                Friedman's Inc.
        Bank of America Concentrated Account Reconciliation (5999.1016)
                      For the Period Ending April 30, 2005

Beginning G/L Balance                               2,163,042.04     End Bank Balance               376,988.41

ACH Transfers                                       9,374,942.00     Collections in Transit       1,408,301.58
TFR Transfers                                       6,253,045.38
Transfer from Cougar Acct                                            Money due frm BOA              193,231.08
Act CM BC MC/Visa/Amex/Disc                        17,764,062.04
Special Deposits                                      419,740.32
Adj to correct Credit batches
Collection Deposits                                 2,408,892.26
Crescent Jewelers Service fee                          70,000.00
ACH Reversals-Corr ACH Rev JUN bked 2x
Cougar Insurance Refund
Adjusts/Corrections prior month
Fund AP/PR/SALES Tax
LOC Advances
Cougar Insurance Refund                               578,478.00
CORR.BANKCARD TRANSFERS
Overnight Investment
Rec Feb Interest & LOC Entry
Correct Citibank LOC balance
Certegy Payready redeposits                             5,999.94
Wire in Inventory Adjusters Inc. for melt             155,000.00


Income Tax Payments                                  (320,000.00)
ACH Reversals                                        (652,800.00)
IBM Maint Agreement
Returned Check                                        (31,990.99)
Certegy returned ach                                  (10,935.00)
Ach debit by Certegy for fees                          (1,504.79)
Transfer to Master Disbursement                   (35,978,000.00)
Adj to correct Credit batches                         (28,583.85)
Conc Acct Ser Charge                                  (50,879.17)
Reclass & Corp acct adj                                   (34.90)
HO terminal disc/chgbck/trans                          (1,628.52)
HO terminal disc/chgbck/trans                          (3,402.88)
HO terminal disc/chgbck/trans                            (437.82)
Check missing frm Coll dep 02/11                       (3,303.11)
ACH Credit Batch  Return Certrgy not booked              (100.00)
correct citibank loan balance                         (86,069.88)
                                                   --------------                             --------------------
Ending G/L Balance                                  2,023,531.07     Ending Bank Bal            1,978,521.07
                                                   --------------                             --------------------

Feb Variances
Duplicate batches credit                              (43,891.95)

March Variances
HO terminal-BofA, cc discounts                           (113.70)
Deposit correction dr                                    (640.14)

April Variances
HO terminal-BofA, cc discounts                           (562.21)
Deposit correction debit 04/29/05                         (72.00)
Correct je to wo " Coll dep 02/11"                        270.00

                                                   --------------
Reconciled balance                                  1,978,521.07
                                                   ==============

================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                    Reason for
            Date        Amt        Payee       Purpose             Disbursement
            ----        ---        -----       -------             ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

                             $652,800.00  Transferred to Store deposits Account
                          $35,978,000.00  Transferred to Master Disbursement

                   ---------------------
                          $36,630,800.00
                   =====================

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)


                                                   ATTACHMENT 4
                                                   ------------

                          MONTHLY SUMMARY OF BANK ACTIVITY - MASTERR DISBURSEMENT ACCOUNT
                          ---------------------------------------------------------------

Name of Debtor:                      Friedman's Inc.         Case Number:                  05-40129
                                     ---------------                                       --------
Reporting Period beginning           April 2, 2005           and ending              April 30, 2005
                                     -------------                                   --------------

Purpose of Account      To receive line of credit fundings and issue payment of wire transfers
                        ----------------------------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United
States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.

=================================================================================================================================

                                                         Friedman's Inc.
                                          Master Disbursement Account-Acct # 3272823008
                                                       GL Acct # 5999.1014
                                                         April 30, 2005


Beginning G/L Balance                                                747,361.80           Ending Bank Balance         242,075.65

Transfer from Conc acct                                           35,978,000.00

Transfers from store depository accounts                           2,702,041.44
Citibank closing cost reimbursement
Citibank N. A. LOC advance                                        14,800,000.00
Rev Citibank N. A.  LOC payments
Expense reimbursements from Gordon Bros.                           2,645,812.46
Wachovia 401k                                                       (157,402.26)
Wire to Cougar                                                      (915,083.15)
Sailair Travel                                                       (40,000.00)
Gordon Brothers Retail                                           (10,992,144.00)
Gordon Brothers Retail                                            (4,705,612.00)
Steve Moore                                                          (31,565.17)
Pamela Romano                                                        (24,540.00)
Steven Zeringue                                                      (31,565.17)
Allen Edward                                                         (13,041.93)
Allen Edward-correcting Mar wire booking error                            (0.67)
Tara Jewels Exports LTD                                             (125,510.00)
Goldstar Jewellery LLC                                              (294,016.00)
Uni-Design Jewelry PVT                                                (6,317.00)
Dinu Corp.                                                          (117,889.26)
Store depository account to cover overdraft                           (5,065.83)
Citibank N. A. (Medium Term Finance) LOC payments                 (2,330,000.00)
Citibank N. A. (Medium Term Finance) LOC interest payment           (224,771.24)

Fund disbursement accounts
PR cash Account                                                   (7,281,741.45)
PR cash Account-correcting Mar wire booking error                          0.01
AP Cash Account                                                  (27,639,968.85)
Sales Tax Fiduciary Account                                       (1,383,896.85)
Health Insurance Account                                            (311,009.23)

                                                              ------------------                                   --------------
Ending GL Balance                                                    242,075.65           Ending Bank Balance         242,075.65
                                                              ------------------                                   --------------



                                                              ------------------
Reconciled balance                                                   242,075.65
                                                              ==================

=================================================================================================================================


** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D
([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                                          Reason for
                   Date                  Amount                 Payee                   Purpose          Disbursement
                   ----                  ------                 -----                   -------          ------------

None

                                      TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

                                                  $    7,281,741.45 Transferred to Payroll Account
                                                  $      311,009.23 Transferred to Health Ins Acct
                                                  $    1,383,896.85 Transferred to Sales Tax Fiduciary Acct
                                                  $        5,065.83 Transferred to Store depository
                                                  $            0.00 Transferred to Citi Operating Acct
                                                               0.00 Transferred to Concentration Operating Acct
                                                  $   27,639,968.85 Transferred to Accounts payable Acct
                                                  $            0.00 Transferred to Standstill Escrow Acct
                                                  $            0.00 Transferred to FJ Fiduciary Acct
                                                  $            0.00 Transferred to Friedman's Management Acct
                                                  $            0.00 Transferred to Concentration Acct

                                                    ----------------
                                                      36,621,682.21
                                                    ================


(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)



                                  ATTACHMENT 4
                                  ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - ACCOUNTS PAYABLE ACCOUNT
          -----------------------------------------------------------

Name of Debtor:     Friedman's Inc.               Case Number:     05-40129
                    ---------------                               --------

Reporting Period beginning     April 2, 2005      and ending     April 30, 2005
                               -------------                     --------------

Purpose of Account    To pay all merchandise and expense vendors (non wire transfer)
                      -------------------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United
States Trustee.

===============================================================================================================

                                 Friedman's Inc
                Accounts Payable Disbursement-Acct # 3299831844
                              GL Acct # 5999.1018
                                 April 30, 2005

GL Balance                           (7,163,765.00)               Ending Bank Balance               20,000.00

         Funding account transfers   27,639,968.85                OS checks                     (3,372,608.41)

Issued checks
                 Advertising Total   (3,258,674.75)
                    Attorney Total
                     Benefit Total     (199,757.85)
          Benefit-relocation Total
            Capital Expenses Total     (106,817.05)
                  Chapter 11 Total   (2,094,059.83)
           Credit/Collection Total      (96,843.83)
                     Frieght Total     (226,640.24)
               Miscellaneous Total   (1,303,763.71)
  Miscellaneous-board travel Total
                       Merch Total  (16,965,498.98)
        MiscellaneousPayroll Total
                    Mortgage Total
             Ordinary Course Total     (106,700.40)
          Other Professional Total
           Payroll-incentive Total
            Customer refunds Total     (262,473.68)
   Customer refunds-reissues Total       (1,599.13)
                        Rent Total      (46,993.34)
              Jewelry Repair Total     (859,461.97)
     Jewelry Repair-reissues Total
                         Tax Total     (324,619.15)
                Tax-reissues Total
                      Travel Total     (109,778.82)
             Travel-reissues Total
                     Utility Total     (523,656.22)
               Utility-capex Total
Voided checks
                 Advertising Total
                     Benefit Total
           Credit/Collection Total
                     Frieght Total
               Miscellaneous Total        60,027.60
                       Merch Total     2,549,265.83
            Customer refunds Total         6,071.39
   Customer refunds-reissues Total         2,214.62
                        Rent Total        41,119.79
              Jewelry Repair Total         6,927.00
     Jewelry Repair-reissues Total
                         Tax Total         1,212.55
               Tax -reissues Total
                      Travel Total           523.62
             Travel-reissues Total
                     Utility Total           239.25

Over/Short variances
                            621302           (0.01)

Check errors-cleared checks voided
                            601498         (106.99)
                            615299          (85.59)
                            606329         (322.80)
                            614893         (324.75)
                            604413          (31.95)
                            618563         (395.08)
                            158598       (2,506.38)
                            202717          (40.00)
                            601151         (130.00)
                            429697         (119.69)
                            524446         (156.48)
                            526335          (60.00)
                            533647           (5.00)
                            596110         (518.05)
                            598377         (174.00)
                            602972         (204.74)
                            604336         (217.99)
                            612839          (75.59)
                            604710         (419.99)
                            608511         (169.60)
                            609878         (200.00)
                            607295         (710.00)
                            606857          (99.74)

Debits to acct-will request research
M. Partin ck 607317 stop pay
3/14/2005                                (1,195.50)

                                   -----------------                                         -----------------
Ending G/L Balance                   (3,351,803.37)               Ending Bank Balance           (3,352,608.41)
                                   -----------------                                         =================

Mbatey ck by phn utility                   (567.59)
4/20/2005
Over/Short variances
                            624094            0.05
                            622734           (1.00)
Fee for online check payment
                            627098         (236.50)

                                   -----------------
Reconciled Balance                   (3,352,608.41)
                                   =================

===============================================================================================================

**  If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                    Reason for
          Date       Amount      Payee      Purpose                Disbursement
          ----       ------      -----      -------                ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                  ATTACHMENT 4
                                  ------------

               MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT
               --------------------------------------------------



Name of Debtor:       Friedman's Inc.              Case Number:        05-40129
                      ---------------                                  --------

Reporting Period beginning       April 2, 2005  and ending       April 30, 2005
                                 -------------                   --------------

Purpose of Account       To book payroll disbursements
                         ----------------------------_

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

=================================================================================================================================
                                                        Friedman's Inc
                                           Payroll Cash Account- Acct # 3299831836
                                                     GL Acct # 5999.1011
                                                        April 30, 2005


Beginning G/L Balance                                  (116,390.49)             Ending Bank Balance                   20,000.00

Funding account transfers                             7,281,741.45             CURRENT O/S CHECKS                   (174,739.17)

Correct Mar funding transfer                                 (0.01)
                                                                                Tax Adj in transit
Wire sent to Steven Zeringue to replace                  31,565.17                    Record ADP Tax Adjust               21.77
payroll check 51733
Wire sent to Steve Moore in error                        31,565.17
(reclass to 5999.1446)
Wire sent to Pamela Romano to replace                    24,540.00
payroll check

W/T - J75 - PPE 03/26/05, PD 04/08/05
                            Checks Issued            (1,712,619.21)             Direct deposit in transit
                          Direct Deposits              (350,075.31)                                                    1,015.54
                        Wage Garnishments               (11,627.10)
                                    Taxes              (758,424.86)             ADP check reversals transit
                  Manual check run totals               (10,754.68)                              11/19/04                  2.53
                          Check reversals                                                        11/19/04                281.89
                                                                                                 12/03/04                246.24
W/T - 3HB - PPE 03/26/05, PD 04/08/05                                                            12/03/04               (281.89)
                            Checks Issued              (170,656.80)
                          Direct Deposits              (128,717.39)
                        Wage Garnishments                  (971.42)
                                    Taxes              (125,001.88)
                  Manual check run totals                        -
                          Check reversals


W/T - J75 - PPE 04/09/05 PD 04/22/05
                            Checks Issued            (2,049,465.64)
                          Direct Deposits              (439,410.18)
                        Wage Garnishments               (11,949.76)
                                    Taxes            (1,002,848.42)
                  Manual check run totals                (4,164.27)
                          Check reversals

W/T - 3HB - PPE 04/09/05 PD 04/22/05
                            Checks Issued              (204,730.72)
                          Direct Deposits              (148,010.94)
                        Wage Garnishments                  (570.64)
                                    Taxes              (167,960.04)
                  Manual check run totals               (32,512.88)
                          Check reversals

Tax adjustments
              J75 PE 11/20/04 PD 12/03/04                    (0.06)
              J75 PE 12/31/04 PD 12/31/04                    (8.74)
              J75 PE 12/31/04 PD 12/31/04                    (0.63)
        J75 & 3HB PE 04/09/05 PD 04/22/05                (3,254.26)
                    Record ADP Tax Adjust                    21.77

Check variances
                                 30111922                    (0.20)
                                 30114526                    (0.30)
                                 30114091                     0.01
                                 30117339                     0.04

                                               ---------------------                                          ------------------
Ending G/L Balance                                      (80,693.22)             Ending Bank Balance                 (153,453.09)
                                               ---------------------                                          ==================

Feb variances
Tax adjustments
J75 PE 01/29/05 PD 02/11/05                                 518.98

Mar variances
Manual checks not in GL

                                    51708                  (206.86)

Apr variances
Check variances
                                 30120860                     0.20
                                 30122229                    30.00
                                 30122343                    (0.02)
                                 30121602                     4.00

Wage garnishment variances
J75 & 3HB PE 03/26/05 PD 04/08/05                             6.28

Wage garnishment variances
J75 & 3HB PE 04/09/05 PD 04/22/05                           592.66

Manual checks not in GL
                                    51774                  (492.76)
                                    51772                   (57.00)
                                    51773                   (59.93)
                                    51775                (1,039.42)
                                    51783                (1,307.56)
                                    51778                  (434.25)
                                    51799                  (295.39)
                                    51804                (1,836.25)
                                    51805                (1,492.05)
                                    51806                  (738.19)
                                    51771                  (232.29)
                                    51784                  (305.99)
                                    51785                   (38.07)
                                    51797                  (587.12)
                                    51802                  (119.98)
                                    51770                  (555.76)
                                    51780                   (87.04)
                                    51781                  (432.09)
                                    51786                   (87.73)
                                    51790                  (867.16)
                                    51801                  (141.37)
                                    51803                  (125.55)
                                    51808                  (569.40)
                                    51810                  (920.25)
                                    51819                  (287.41)
                                    51824                (1,119.99)
                                    51779                  (130.56)
                                    51789                  (200.83)
                                    51795                  (462.78)
                                    51796                   (86.75)
                                    51798                  (199.46)
                                    51815                (1,010.25)
                                    51820                  (333.52)
                                    51822                  (313.29)
                                    51823                  (632.50)

Wire sent to Steve Moore in error                       (31,565.17)
(reclass to 5999.1446)
Wire sent to Pamela Romano to replace                   (24,540.00)
payroll check pd 05/06/05

                                               ---------------------
Reconciled Balance                                     (153,453.09)
                                               =====================


=================================================================================================================================


** If Closing Balance is negative, provide explanation
   The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as
Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                                 Reason for
           Date             Amount            Payee           Purpose           Disbursement
           ----             ------            -----           -------           ------------

None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)



                                  ATTACHMENT 4
                                  ------------

           MONTHLY SUMMARY OF BANK ACTIVITY - HEALTH INSURANCE ACCOUNT
           -----------------------------------------------------------


Name of Debtor:       Friedman's Inc.              Case Number:        05-40129
                      ---------------                                  --------

Reporting Period beginning       April 2, 2005  and ending       April 30, 2005
                                 -------------                   --------------

Purpose of Account       To book employee benefit reimbursements
                         ---------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States
Trustee.

<================================================================================================================
                                                 Friedman's Inc.
                          Group Health Insurance Disbursement Account-Acct # 3268596048
                                               GL Acct # 5999.1013
                                                  April 30, 2005

Begin G/L Balance                           (68,343.78)           Ending Bank Balance                     -

Funding account transfers                   311,009.23            Outstanding checks             (95,036.39)

Manual checks
23177 03/24/05                                  (18.57)
23576 03/24/05                               (1,288.00)
24019 04/21/05                               (2,782.15)
24018 04/21/05                              (34,059.53)

Checks issued 04/07/05                      (23,837.43)
Checks issued 04/14/05                     (147,542.72)
Checks issued 04/21/05                      (56,708.21)
Checks issued 04/28/05                      (71,465.73)


Check variances
                 22199                           0.80

Returned checks fees from Check Care
                 20739                          (0.30)

                                  ----------------------                                    ------------------
End G/L Balance                             (95,036.39)            Ending Bank Balance           (95,036.39)
                                  ----------------------                                    ==================


                                  ----------------------
Reconciled                                  (95,036.39)
                                  ======================

=================================================================================================================
**  If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on
Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                 Reason for
           Date             Amount            Payee           Purpose           Disbursement
           ----             ------            -----           -------           ------------

None


                        TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)


                                  ATTACHMENT 4

         MONTHLY SUMMARY OF BANK ACTIVITY - SALES TAX FIDUCIARY ACCOUNT

Name of Debtor:    Friedman's Inc.                     Case Number:    05-40129
                   ---------------                                     --------

Reporting Period beginning    April 2, 2005        and ending    April 30, 2005
                              -------------                      --------------

Purpose of Account    To book EFT payments for sales tax
                      ----------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


======================================================================================================

                                 Friedman's Inc
                     Sales Tax Fiduciary Acct-003268596048
                              GL Acct # 5999.1021
                                 April 30, 2005

Beginning G/L Balance               5,537.69               Ending Bank Balance              5,558.97

Funding from Master
disbursement                    1,383,896.85

Sales Tax EFT's
AL local tax liab for 3/05        (13,245.26)
AL Tax laib for 3/05              (88,473.78)
AL Utax liab for 3/05                (283.05)
AR est 4/05 due 4/12/05           (14,159.00)
AR est for 4/05 due 4/25/05       (23,500.00)
AR tax liab for 3/05              (17,154.00)
Fl Tax laib for 3/05             (176,007.32)
FLDOC tax liab for 3/05            (6,203.05)
GA tax liab for 3/05             (336,873.59)
GAHO liab for 3/05                 (2,186.63)
IN tax liab for 3/05              (71,324.78)
LA Tax liab for 3/05              (40,836.00)
MD Tax liab for 3/05              (17,087.17)
NC est for 4/2005                 (66,859.93)
NC Tax liab for 3/05              (98,481.04)
OH est for 4/05 due 4/15/05        (5,733.19)
OH est for 4/05 due 4/25/05        (5,733.19)
Oh Tax Liab for 3/05              (19,210.16)
OK est for 4/05 due 4/20/05       (17,921.91)
OK Tax laib for 3/05              (32,311.75)
OK Utax liab for 3/05                (210.51)
SC tax laib for 3/05             (142,873.00)
TN tax laib for 3/05             (159,027.00)
WV Tax Liab for 3/05              (28,201.63)

                             ----------------                                         ---------------
Ending G/L Balance                  5,537.60               Ending Bank Balance              5,558.97
                             ----------------                                         ===============

Tax variance
        WV Tax Liab for 3/05           21.37
                             ----------------
Reconciled                          5,558.97
                             ================

======================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                    Reason for
          Date        Amount       Payee        Purpose            Disbursement
          ----        ------       -----        -------            ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                  ATTACHMENT 4
                                  ------------

                         MONTHLY SUMMARY OF STORE CASH
                         -----------------------------


Name of Debtor:         Friedman's Inc.          Case Number:           05-40129
                        ---------------                                 --------

Reporting Period beginning    April 2, 2005      and ending      April 30, 2005
                              -------------                       --------------

Purpose of Account             Cash in store cash registers
                               ----------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

================================================================================
                                Register Summary

                                                       Cash
 Store       Number of             Number of            Per
 Count    Registers/Store          Registers         Register       Store Cash
 -----    ---------------          ---------         --------       ----------

  568            2                     1,136          $200.00       $227,200.00
   34            3                       102          $200.00        $20,400.00
    3            4                        12          $200.00         $2,400.00

                              May Adjustments                        ($1,600.00)

                              --------------------                --------------
                                       1,250                        $248,400.00
                              ====================                ==============

                             Register Rollforward

   Number of registers at beginning of period                             1,330
   Additions                                                                  0
   Reductions                                                               (80)
                                                                ----------------
   Number of registers at end of period                                   1,250
                                                                ================

================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                  Reason for
      Date        Amount     Payee    Purpose                    Disbursement
      ----        ------     -----    -------                    ------------


As is typical for retailers, the debtor uses the store petty cash fund to make change for purchases and to issue cash refunds in certain circumstances. It is not practicable to list out each such individual disbursement in this section.


                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                  ATTACHMENT 4
                                  ------------

         MONTHLY SUMMARY OF BANK ACTIVITY - HOME OFFICE EXPENSE ACCOUNT
         --------------------------------------------------------------

Name of Debtor:     Friedman's Inc.              Case Number:          05-40129
                    ---------------                                    --------

Reporting Period beginning   April 2, 2005       and ending       April 30, 2005
                              -------------                       --------------

Purpose of Account           Misc corporate office disbursements
                             -----------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===================================================================================================================
                                           Friedman's Inc.
                               HO Expense Account-Acct # 0001500518236
                                         GL Acct # 5999.1030
                                           April 30, 2005

Beg G/L Bal                                      5,896.48                Ending Bank Balance         4,847.05

                                                                         Outstanding checks           (49.23)
2168 Walmart                                      (36.36)
2169 Wright Square                             (3,402.88)
2170 Walmart                                      (17.26)
2171 Chic-Fil-A                                  (147.27)

Bank fee                                          (12.24)


                                        ------------------                                        ------------
End G/L Bal                                      2,280.47                Ending Balance              4,797.82
                                        ------------------                                        ============

Correct April booking error
2169 Wright Square                               (210.75)
2169 Wright Square                               3,402.88
Bank fee 0405                                     (14.64)
Record April checks written
2172 Cheryl Crumely-supplies                      (28.47)
2173 Wright Square-lunch                         (165.92)
2174 Wright Square-lunch                         (271.00)
           2175 Cheryl Crumely-supplies           (12.18)
2176 Margaret Murphy-supplies                     (32.57)
2177 PC cash drawer replenish                    (150.00)

                                        ------------------
Reconciled                                       4,797.82
                                        ==================

===================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

        Date
        ----

None

                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - STANDSTILL ESCROW ACCOUNT
          ------------------------------------------------------------

Name of Debtor:    Friedman's Inc.                     Case Number:    05-40129
                   ---------------                                     --------

Reporting Period beginning    April 2, 2005        and ending    April 30, 2005
                              -------------                      --------------

Purpose of Account    To deposit funds in escrow pending resolution of accounts
                      payable differences
                      ---------------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by The United States Trustee


===============================================================================
                                Friedman's Inc.
                   Vendor Escrow Account-Acct # 2000026166544
                              GL Acct # 5999.1050
                                 April 30, 2005

Beginning G/L Balance      573,515.08       Ending Bank Balance      573,515.08


                       ---------------                            -------------
Ending G/L Balance         573,515.08       Ending Balance           573,515.08
                       ===============                            =============

================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized United States Trustee)

          Date
          ----

None


                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.


(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                     ATTACHMENT 4
                                     ------------

                 MONTHLY SUMMARY OF BANK ACTIVITY - FJ FIDUCIARY ACCOUNT
                 -------------------------------------------------------

Name of Debtor:        Friedman's Inc.             Case Number:        05-40129
                       ---------------                                 --------

Reporting Period beginning    April 2, 2005        and ending     April 30, 2005
                              -------------                       --------------

Purpose of Account            Administrative
                              --------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

========================================================================================================
                                           Friedman's Inc
                                FJ Fiduciary Account- Acct # 13285489
                                         GL Acct # 5999.1061
                                           April 30, 2005

Begin GL  Balance                         18,716.69         Ending Bank Balance            18,749.59

02/28/05 Interest earned                      14.36
2/28/2005 Back up with holding                (4.02)
03/31/05 Interest earned                       15.91
03/31/2005 Back up with holding               (4.45)

                                     ----------------                             -------------------
End GL Balance                             18,738.49                                       18,749.59
                                     ----------------                             ===================

04/29/05 Interest earned                      15.41
04/29/2005 Back up with holding               (4.31)

                                     ----------------
Reconciled Balance                        18,749.59
                                     ================


========================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                     Date
                     ----

None

                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

       MONTHLY SUMMARY OF BANK ACTIVITY - CITIGROUP CONCENTRATION ACCOUNT
       ------------------------------------------------------------------

Name of Debtor:    Friedman's Inc.                     Case Number:    05-40129
                   ---------------                                     --------

Reporting Period beginning    April 2, 2005        and ending    April 30, 2005
                              -------------                      --------------
Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===============================================================================
                                 Friedman's Inc
                     FJ Fiduciary Account- Acct # 30597768
                                GL Acct # 5999.
                                 April 30, 2005

Begin GL  Balance              0.00      Ending Bank Balance


                       -------------                              -------------
End GL Balance                 0.00                                       0.00
                       -------------                              =============




                       -------------
Reconciled Balance             0.00
                       =============


===============================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----

None

                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

           MONTHLY SUMMARY OF BANK ACTIVITY - MASTERCARD/VISA ACCOUNT
           ----------------------------------------------------------

Name of Debtor:               Friedman's Inc.      Case Number:         05-40129
                              ---------------                           --------

Reporting Period beginning    April 2, 2005        and ending     April 30, 2005
                              -------------                       --------------

Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

================================================================================

                                 Friedman's Inc
                      FJ Fiduciary Account- Acct # 30597776
                                 GL Acct # 5999.
                                 April 30, 2005

Begin GL  Balance                 0.00      Ending Bank Balance



                      -----------------                          ---------------
End GL Balance                    0.00                                      0.00
                      -----------------                          ===============





                      -----------------
Reconciled Balance                0.00
                      =================

================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - AMERICAN EXPRESS ACCOUNT
          -----------------------------------------------------------

Name of Debtor:     Friedman's Inc.                   Case Number:     05-40129
                    ---------------                                    --------

Reporting Period beginning     April 2, 2005      and ending     April 30, 2005
                               -------------                     --------------

Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===============================================================================
                                 Friedman's Inc
                     FJ Fiduciary Account- Acct # 30597784
                                GL Acct # 5999.
                                 April 30, 2005

Begin GL  Balance                    0.00      Ending Bank Balance


                             -------------                       --------------
End GL Balance                       0.00                                 0.00
                             -------------                       ==============



                             -------------
Reconciled Balance                   0.00
                             =============


===============================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----

None

                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4

              MONTHLY SUMMARY OF BANK ACTIVITY - DISCOVER ACCOUNT

Name of Debtor:     Friedman's Inc.                   Case Number:     05-40129
                    ---------------                                    --------

Reporting Period beginning     April 2, 2005      and ending     April 30, 2005

Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===============================================================================
                                 Friedman's Inc
                     FJ Fiduciary Account- Acct # 30597792
                                GL Acct # 5999.
                                 April 30, 2005

Begin GL  Balance            0.00      Ending Bank Balance



                     -------------                                -------------
End GL Balance               0.00                                         0.00
                     -------------                                =============




                     -------------
Reconciled Balance           0.00
                     =============

===============================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

                MONTHLY SUMMARY OF BANK ACTIVITY - COUGAR ACCOUNT
                -------------------------------------------------

Name of Debtor:      Friedman's Inc.         Case Number:              05-40129
                     ---------------                                   --------

Reporting Period beginning     April 2, 2005       and ending    April 30, 2005
                               -------------                     --------------

Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

================================================================================

                                 Friedman's Inc
                      FJ Fiduciary Account- Acct # 30597805
                                 GL Acct # 5999.
                                 April 30, 2005

Begin GL  Balance                 0.00      Ending Bank Balance



                       ----------------                     ---------------
End GL Balance                    0.00                                0.00
                       ----------------                     ===============





                       ----------------
Reconciled Balance                0.00
                       ================

===============================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

               Date
               ----

None

                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 5
                                  ------------

                     CHECK REGISTER - CONCENTRATION ACCOUNT
                     --------------------------------------

Name of Debtor:     Friedman's Inc.                   Case Number:     05-40129
                    ---------------                                    --------
Reporting Period beginning     April 2, 2005      and ending     April 30, 2005
                               -------------                     --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

            Check
Date        Number       Payee                   Purpose             Amount
----        ------       -----                   -------             ------

                                           Income Tax Payments     (320,000.00)
                                correct citibank loan balance      (86,069.88)
                                Ach debit by Certegy for fees       (1,504.79)
                                HO terminal disc/chgbck/trans       (1,628.52)
                                HO terminal disc/chgbck/trans       (3,402.88)
                                      Reclass & Corp acct adj          (34.90)
                                HO terminal disc/chgbck/trans         (437.82)
                                Adj to correct Credit batches      (28,583.85)
                                         Conc Acct Ser Charge      (50,879.17)
                                                                         1.00

                                                              -----------------
                                                                  (492,540.81)
                                                              =================

                                 ATTACHMENT 5
                                 ------------

                 CHECK REGISTER - MASTER DISBURSEMENT ACCOUNT
                 --------------------------------------------


     Name of Debtor:            Friedman's Inc.    Case Number:  05-40129
                                ---------------                  --------

Reporting Period beginning      April 2, 2005      and ending    April 30, 2005
                                -------------                    --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                  ATTACHMENT 5
                                  ------------

                    CHECK REGISTER - ACCOUNTS PAYABLE ACCOUNT
                    -----------------------------------------

Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                  ATTACHMENT 5
                                  ------------

                        CHECK REGISTER - PAYROLL ACCOUNT
                        --------------------------------

Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


                                                                    Friedman's         Friedman's
                                                                       Inc.            Management             Total
                                                                       ----            ----------             -----
Pay Date:          April 8, 2005

              ADP Checks            (see ADP summary)               1,712,619.21        170,656.80         1,883,276.01
              Direct deposits       (see ADP summary)                 350,075.31        128,717.39           478,792.70
              Garnishments          (see ADP summary)                  11,627.10            971.42            12,598.52
              Federal inc tax       (see ADP summary)                 221,609.54         58,337.13           279,946.67
              EIC advances          (see ADP summary)                   (176.74)              0.00             (176.74)
              Soc Sec EE            (see ADP summary)                 162,951.11         21,417.90           184,369.01
              Soc Sec ER            (see ADP summary)                 162,950.74         21,417.88           184,368.62
              Soc Sec Adj           (see ADP summary)                       0.00              0.00                 0.00
              Medicare EE           (see ADP summary)                  38,109.30          5,796.93            43,906.23
              Medicare ER           (see ADP summary)                  38,109.45          5,796.98            43,906.43
              Medicare Adj          (see ADP summary)                       0.00              0.00                 0.00
              FUTA                  (see ADP summary)                  12,657.35            979.17            13,636.52
              SIT                   (see ADP summary)                  81,108.57          9,003.11            90,111.68
              SUTA                  (see ADP summary)                  37,352.91          2,252.78            39,605.69
              Local Inc Tax         (see ADP summary)                   3,752.63              0.00             3,752.63
              Adj/Prepay/Void       (see ADP summary)                  10,754.68              0.00            10,754.68

                                                              ----------------------------------------------------------
                                                                    2,843,501.16        425,347.49         3,268,848.65

Pay Date:            April 22, 2005

              ADP Checks            (see ADP summary)               2,049,465.64        204,730.72         2,254,196.36
              Direct deposits       (see ADP summary)                 439,410.18        148,010.94           587,421.12
              Garnishments          (see ADP summary)                  11,949.76            570.64            12,520.40
              Federal inc tax       (see ADP summary)                 340,485.01         83,809.52           424,294.53
              EIC advances          (see ADP summary)                   (196.00)              0.00             (196.00)
              Soc Sec EE            (see ADP summary)                 201,834.64         27,045.54           228,880.18
              Soc Sec ER            (see ADP summary)                 201,834.90         27,045.44           228,880.34
              Medicare EE           (see ADP summary)                  47,203.45          7,576.44            54,779.89
              Medicare ER           (see ADP summary)                  47,203.32          7,576.48            54,779.80
              FUTA                  (see ADP summary)                  11,786.97            928.44            12,715.41
              SIT                   (see ADP summary)                 110,978.88         11,809.74           122,788.62
              SUTA                  (see ADP summary)                  37,138.50          2,168.44            39,306.94
              Local Inc Tax         (see ADP summary)                   4,578.75              0.00             4,578.75
              Adj/Prepay/Void       (see ADP summary)                   4,164.27         32,512.88            36,677.15

                                                             -----------------------------------------------------------
                                                                    3,507,838.27        553,785.22         4,061,623.49

Pay Date:

              ADP Checks            (see ADP summary)                       0.00              0.00                 0.00
              Direct deposits       (see ADP summary)                       0.00              0.00                 0.00
              Garnishments          (see ADP summary)                       0.00              0.00                 0.00
              Federal inc tax       (see ADP summary)                       0.00              0.00                 0.00
              EIC advances          (see ADP summary)                       0.00              0.00                 0.00
              Soc Sec EE            (see ADP summary)                       0.00              0.00                 0.00
              Soc Sec ER            (see ADP summary)                       0.00              0.00                 0.00
              Soc Sec Adj           (see ADP summary)                       0.00              0.00                 0.00
              Medicare EE           (see ADP summary)                       0.00              0.00                 0.00
              Medicare ER           (see ADP summary)                       0.00              0.00                 0.00
              Medicare Adj          (see ADP summary)                       0.00              0.00                 0.00
              FUTA                  (see ADP summary)                       0.00              0.00                 0.00
              SIT                   (see ADP summary)                       0.00              0.00                 0.00
              SUTA                  (see ADP summary)                       0.00              0.00                 0.00
              Local Inc Tax         (see ADP summary)                       0.00              0.00                 0.00
              Adj/Prepay/Void       (see ADP summary)                       0.00              0.00                 0.00

                                                             -----------------------------------------------------------
                                                                            0.00              0.00                 0.00

                                    Reverse wires sent to Moore,Zeringue, Romano                              (87,670.34)
                                    Check variance                                                                  0.45
                                    Tax adjustments                                                            3,241.92
                                    Voided check                                                                      -
                                    SUI tax adjsutment                                                                -
                                    Refunds of stale dated checks                                                     -
                                    other                                                                          0.01

                                                                                                   ---------------------
              Total all pay periods during the month                                                       7,246,044.18
                                                                                                   =====================

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax               221,609.54
Recap       Debited          --------------------------------------------  221,432.80                               5999.2130
                             Earned Income Credit
                             Advances                             176.74-
                             --------------------------------------------
                             Social Security - EE             162,951.11
                             --------------------------------------------
                             Social Security - ER             162,950.74
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------  402,120.60                               5999.2127
                             Medicare - EE                     38,109.30
                             --------------------------------------------
                             Medicare - ER                     38,109.45
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax          12,657.35   -5999.2131
                             --------------------------------------------
                             State Income Tax                  81,108.57   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER               37,352.91   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                                                             ------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                   3,752.63   -5999.2135
                             --------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            758,424.86
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 026009593                            350,075.31
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                             11,627.10   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                            1,120,127.27     1,120,127.27
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                      1,712,619.21   -5999.2118     2,832,746.48
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                       10,754.68   -5999.2118     2,843,501.16
            -------------------------------------------------------------------------
            Taxes - Your     None This Payroll                                                                      Includes
            Responsibility                                                                                          Adjustments
                             ---------------------------------------------------------------------  --------------- that are your
                                                                                                       2,843,501.16 responsibility


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S  INC.                                      Batch: 2073    Period Ending: 03/26/2005  Week 14
Recap                   Company Code:  J75                           Quarter Number: 2       Pay Date:      04/08/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  04/04/2005

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax               340,485.01
Recap       Debited          --------------------------------------------  340,298.01                               5999.2130
                             Earned Income Credit
                             Advances                             196.00-
                             --------------------------------------------
                             Social Security - EE             201,834.64
                             --------------------------------------------
                             Social Security - ER             201,834.90
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------  498,076.31                               5999.2127
                             Medicare - EE                     47,230.45
                             --------------------------------------------
                             Medicare - ER                     47,203.32
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax          11,786.97   -5999.2131
                             --------------------------------------------
                             State Income Tax                 110,978.88   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER               37,138.50   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                                                             ------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                   4,578.75   -5999.2135
                             --------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                          1,002,848.42
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 026009593                            439,410.18
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                             11,949.76   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                            1,454,208.36     1,454,208.36
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                      2,049,465.64   -5999.2118     3,503,674.00
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                        4,164.27   -5999.2118     3,507,838.27
            -------------------------------------------------------------------------
            Taxes - Your     None This Payroll                                                                      Includes
            Responsibility                                                                                          Adjustments
                             ---------------------------------------------------------------------  --------------- that are your
                                                                                                       3,507,838.27 responsibility


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S INC.                                       Batch: 4715    Period Ending: 04/29/2005  Week 16
Recap                   Company Code:  J75                           Quarter Number: 2       Pay Date:      04/22/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  04/18/2005

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax                58,337.13
Recap       Debited          --------------------------------------------   58,337.13                               5999.2130
                             Earned Income Credit
                             Advances                                .00-
                             --------------------------------------------
                             Social Security - EE              21,417.90
                             --------------------------------------------
                             Social Security - ER              21,417.88
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------   54,429.69                               5999.2127
                             Medicare - EE                      5,796.93
                             --------------------------------------------
                             Medicare - ER                      5,796.98
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax             979017   -5999.2131
                             --------------------------------------------
                             State Income Tax                   9,003.11   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER                2,252.78   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                                                             ------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                        .00
                             --------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            125,001.88
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 026009593                            128,717.39
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                                971.42   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                              254,690.69       254,690.69
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                        170,656.80   -5999.2118       425,347.49
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                             .00                    425,347.49
            -------------------------------------------------------------------------
            Taxes - Your     None This Payroll
            Responsibility
                             ---------------------------------------------------------------------  ---------------
                                                                                                         425,347.49


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S MGMT INC                                   Batch: 2073    Period Ending: 03/26/2005  Week 14
Recap                   Company Code:  3HB                           Quarter Number: 2       Pay Date:      04/08/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  04/04/2005

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax                83,809.52
Recap       Debited          --------------------------------------------   83,809.52                               5999.2130
                             Earned Income Credit
                             Advances                                 00-
                             --------------------------------------------
                             Social Security - EE              27,045.54
                             --------------------------------------------
                             Social Security - ER              27,045.54
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------   69,243.90                               5999.2127
                             Medicare - EE                      7,576.44
                             --------------------------------------------
                             Medicare - ER                      7,576.48
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax             928.44   -5999.2131
                             --------------------------------------------
                             State Income Tax                  11,809.74   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER                2,168.44   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                                                             ------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                        .00   -5999.2135
                             --------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            167,960.04
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 026009593                            148,010.94
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                                570.64   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                              316,541.62       316,541.62
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                        204,730.72   -5999.2118       521,272.34
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                       32,512.88   -5999.2118       553,785.22
            -------------------------------------------------------------------------
            Taxes - Your     None This Payroll                                                                      Includes
            Responsibility                                                                                          Adjustments
                             ---------------------------------------------------------------------  --------------- that are your
                                                                                                         553,785.22 responsibility


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S MGMT INC                                   Batch: 4694    Period Ending: 04/09/2005  Week 16
Recap                   Company Code:  3HB                           Quarter Number: 2       Pay Date:      04/22/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  04/18/2005

                                 ATTACHMENT 5
                                 ------------

                   CHECK REGISTER - HEALTH INSURANCE ACCOUNT
                   -----------------------------------------

Name of Debtor:               Friedman's Inc.     Case Number:   05-40129
                              ---------------                    --------

Reporting Period beginning    April 2, 2005       and ending     April 30, 2005
                              -------------                      --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

   Date      Check Number      Payee             Purpose          Amount
   ----      ------------      -----             -------          ------


Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                  ATTACHMENT 5
                                  ------------

                       CHECK REGISTER - SALES TAX ACCOUNT
                       ----------------------------------


Name of Debtor:               Friedman's Inc.     Case Number:         05-40129
                              ---------------                          --------

Reporting Period beginning     April 2, 2005      and ending     April 30, 2005
                               -------------                     --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


  Date    Check Number          Payee                         Purpose               Amount
  ----    ------------          -----                         -------               ------

4/30/2005 Wire Transfer      AL local tax liab for 3/05       Sales Tax           (13,245.26)
4/30/2005 Wire Transfer      AL Tax laib for 3/05             Sales Tax           (88,473.78)
4/30/2005 Wire Transfer      AL Utax liab for 3/05            Sales Tax              (283.05)
4/30/2005 Wire Transfer      AR est 4/05 due 4/12/05          Sales Tax           (14,159.00)
4/30/2005 Wire Transfer      AR est for 4/05 due 4/25/05      Sales Tax           (23,500.00)
4/30/2005 Wire Transfer      AR tax liab for 3/05             Sales Tax           (17,154.00)
4/30/2005 Wire Transfer      Fl Tax laib for 3/05             Sales Tax          (176,007.32)
4/30/2005 Wire Transfer      FLDOC tax liab for 3/05          Sales Tax            (6,203.05)
4/30/2005 Wire Transfer      GA tax liab for 3/05             Sales Tax          (336,873.59)
4/30/2005 Wire Transfer      GAHO liab for 3/05               Sales Tax            (2,186.63)
4/30/2005 Wire Transfer      IN tax liab for 3/05             Sales Tax           (71,324.78)
4/30/2005 Wire Transfer      LA Tax liab for 3/05             Sales Tax           (40,836.00)
4/30/2005 Wire Transfer      MD Tax liab for 3/05             Sales Tax           (17,087.17)
4/30/2005 Wire Transfer      NC est for 4/2005                Sales Tax           (66,859.93)
4/30/2005 Wire Transfer      NC Tax liab for 3/05             Sales Tax           (98,481.04)
4/30/2005 Wire Transfer      OH est for 4/05 due 4/15/05      Sales Tax            (5,733.19)
4/30/2005 Wire Transfer      OH est for 4/05 due 4/25/05      Sales Tax            (5,733.19)
4/30/2005 Wire Transfer      Oh Tax Liab for 3/05             Sales Tax           (19,210.16)
4/30/2005 Wire Transfer      OK est for 4/05 due 4/20/05      Sales Tax           (17,921.91)
4/30/2005 Wire Transfer      OK Tax laib for 3/05             Sales Tax           (32,311.75)
4/30/2005 Wire Transfer      OK Utax liab for 3/05            Sales Tax              (210.51)
4/30/2005 Wire Transfer      SC tax laib for 3/05             Sales Tax          (142,873.00)
4/30/2005 Wire Transfer      TN tax laib for 3/05             Sales Tax          (159,027.00)
4/30/2005 Wire Transfer      WV Tax Liab for 3/05             Sales Tax           (28,201.63)

                                                                            ------------------
                                                                               (1,383,896.94)
                                                                            ===================

                                  ATTACHMENT 5
                                  ------------

                  CHECK REGISTER - HOME OFFICE EXPENSE ACCOUNT
                  --------------------------------------------


Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number      Payee               Purpose       Amount
    ----          ------------      -----               -------       ------

                       2168         Walmart                           (36.36)
                       2169         Wright Square                  (3,402.88)
                       2170         Walmart                           (17.26)
                       2171         Chic-Fil-A                       (147.27)
                                    Bank fee                          (12.24)

                                                                --------------
                                                                    (3,616.01)
                                                                ==============

                                  ATTACHMENT 5
                                  ------------

                   CHECK REGISTER - STANDSTILL ESCROW ACCOUNT
                   ------------------------------------------


Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date           Check Number       Payee              Purpose          Amount
    ----           ------------       -----              -------          ------

None

                                  ATTACHMENT 5
                                  ------------

                      CHECK REGISTER - FJ FIDUCIARY ACCOUNT
                      -------------------------------------


Name of Debtor:               Friedman's Inc.    Case Number:          05-40129
                              ---------------                          --------

Reporting Period beginning     April 2, 2005     and ending      April 30, 2005
                               -------------                     --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


   Date    Check Number       Payee                Purpose         Amount
   ----    ------------       -----                -------         ------

None

                                  ATTACHMENT 5
                                  ------------

                CHECK REGISTER - CITIGROUP CONCENTRATION ACCOUNT
                ------------------------------------------------

Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number          Payee         Purpose             Amount
    ----          ------------          -----         -------             ------

None

                                  ATTACHMENT 5
                                  ------------

               CHECK REGISTER - CITIGROUP MASTERCARD/VISA ACCOUNT
               --------------------------------------------------

Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------

Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number          Payee         Purpose             Amount
    ----          ------------          -----         -------             ------

None

                                  ATTACHMENT 5
                                  ------------

               CHECK REGISTER - CITIGROUP AMERICAN EXPRESS ACCOUNT
               ---------------------------------------------------


Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date          Check Number          Payee         Purpose             Amount
    ----          ------------          -----         -------             ------

None

                                  ATTACHMENT 5
                                  ------------

                   CHECK REGISTER - CITIGROUP DISCOVER ACCOUNT
                   -------------------------------------------


Name of Debtor:              Friedman's Inc.    Case Number:           05-40129
                             ---------------                           --------

Reporting Period beginning   April 2, 2005      and ending       April 30, 2005
                             -------------                       --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


   Date    Check Number     Payee                  Purpose        Amount
   ----    ------------     -----                  -------        ------

None

                                  ATTACHMENT 5
                                  ------------

                    CHECK REGISTER - CITIGROUP COUGAR ACCOUNT
                    -----------------------------------------


Name of Debtor:       Friedman's Inc.             Case Number:         05-40129
                      ---------------                                  --------

Reporting Period beginning     April 2, 2005      and ending      April 30, 2005
                               -------------                      --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number          Payee         Purpose             Amount
    ----          ------------          -----         -------             ------

None

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:     Friedman's Inc., et al.        Case Number:        05-40129
                    -----------------------                            --------

Reporting Period beginning      April 2, 2005      and ending     April 30, 2005
                                -------------                     --------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State Worker's compensation, etc.


Name of                                              Date Payment                                                   Date Last Tax
Taxing Authority                                         Due      Description                         Amount        Return Filed
----------------                                         ---      -----------                         ------        ------------

Louisianna DOR                                          5/16/2005 Withholding                        3,465.86        4/29/2005
Kentucky DOR                                            5/10/2005 Withholding                        8,371.96        4/29/2005
Indiana DOR                                             5/20/2005 Withholding                        8,414.08        4/29/2005
Indiana DOR                                             5/20/2005 Withholding                        2,160.51        4/29/2005
County of Jefferson                                     5/20/2005 Withholding                          616.00        4/29/2005
Arkansas DOR                                            5/16/2005 Withholding                        7,818.95        4/29/2005
Mississippi DOR                                         5/16/2005 Withholding                        6,593.15        4/29/2005
Oklahoma DOR                                            5/16/2005 Withholding                        6,196.00        4/29/2005
Ohio DOR                                                5/16/2005 Withholding                        2,618.72        4/29/2005
Delaware DOR                                            5/16/2005 Withholding                          387.80        4/29/2005
City of Huber Heights                                   5/16/2005 Withholding                          251.70        4/29/2005
City of Hamilton                                        5/16/2005 Withholding                          186.03        4/29/2005
City of Owensboro                                       5/16/2005 Withholding                          135.47        4/29/2005
Pennsylvania DOR                                        5/16/2005 Withholding                          131.33        4/29/2005
Missouri DOR                                            5/16/2005 Withholding                          127.00        4/29/2005
County of Bourbon                                       5/16/2005 Withholding                           43.40        4/29/2005
Illinois DOR                                            5/10/2005 Withholding                          468.53        4/29/2005
West Virginia Dept of Revenue                           5/31/2005 Withholding                        4,114.00        4/29/2005
City of Troy                                            5/31/2005 Withholding                          139.47        4/29/2005
Georgia Dept. of Labor                                  7/29/2005 Unemployment                      15,449.78        4/29/2005
North Carolina Dept. of Labor                           7/29/2005 Unemployment                       9,664.91        4/29/2005
Texas Workforce Commission                              7/29/2005 Unemployment                       7,968.37        4/29/2005
Virgina Employment Commission                           7/29/2005 Unemployment                       5,259.10        4/29/2005
Tennessee Dept. of Labor                                7/29/2005 Unemployment                       4,699.05        4/29/2005
Kentucky Dept. of Labor                                 7/29/2005 Unemployment                       4,579.24        4/29/2005
Indiana Dept of Workforce Development                   7/29/2005 Unemployment                       4,550.67        4/29/2005
Alabama Unemployment Compensation Agency                7/29/2005 Unemployment                       4,335.17        4/29/2005
Arkansas Dept. of Labor                                 7/29/2005 Unemployment                       3,449.95        4/29/2005
Mississippi Dept. of Labor                              7/29/2005 Unemployment                       3,197.05        4/29/2005
South Carolina Employment Security Commission           7/29/2005 Unemployment                       2,806.94        4/29/2005
Louisianna Dept. of Labor                               7/29/2005 Unemployment                       2,014.39        4/29/2005
West Virginia Dept of Revenue                           7/29/2005 Unemployment                       1,689.05        4/29/2005
Maryland Dept. of Labor                                 7/29/2005 Unemployment                       1,672.53        4/29/2005
Oklahoma Dept. of Labor                                 7/29/2005 Unemployment                       1,271.56        4/29/2005
Illinois Dept. of Employment Security                   7/29/2005 Unemployment                       1,049.26        4/29/2005
Ohio Dept of Job and Family Services                    7/29/2005 Unemployment                         733.27        4/29/2005
County-Lexington/Fayette Urban                          7/29/2005 Withholding                          403.07        4/29/2005
City of Richmond                                        7/29/2005 Withholding                          332.00        4/29/2005
Village of New Boston                                   7/29/2005 Withholding                          191.74        4/29/2005
City of Pikeville                                       7/29/2005 Withholding                          162.66        4/29/2005
City of Madisonville                                    7/29/2005 Withholding                          133.46        4/29/2005
County of Montgomery                                    7/29/2005 Withholding                          130.69        4/29/2005
City of Ashland                                         7/29/2005 Withholding                          129.01        4/29/2005
City of Glasgow                                         7/29/2005 Withholding                          122.33        4/29/2005
City of Middlesboro                                     7/29/2005 Withholding                          121.78        4/29/2005
City of Frankfort                                       7/29/2005 Withholding                          121.70        4/29/2005
City of Russellville                                    7/29/2005 Withholding                          120.94        4/29/2005
County of Pulaski                                       7/29/2005 Withholding                          117.35        4/29/2005
City of Elizabethtown                                   7/29/2005 Withholding                          114.64        4/29/2005
City of Maysville                                       7/29/2005 Withholding                          110.22        4/29/2005
City of Mayfield                                        7/29/2005 Withholding                          106.52        4/29/2005
City of Prestonsburg                                    7/29/2005 Withholding                           98.15        4/29/2005
City of Mount Vernon                                    7/29/2005 Withholding                           95.32        4/29/2005
City of Nicholasville                                   7/29/2005 Withholding                           92.56        4/29/2005
County of Fayette-Public Schools                        7/29/2005 Withholding                           89.57        4/29/2005
City of Wilmington                                      7/29/2005 Withholding                           82.70        4/29/2005
City of Shepherdsville                                  7/29/2005 Withholding                           80.85        4/29/2005
City of Winchester                                      7/29/2005 Withholding                           78.82        4/29/2005
Connecticut Department of Labor                         7/29/2005 Unemployment                          77.89        4/29/2005
City of Washington Court House                          7/29/2005 Withholding                           75.96        4/29/2005
County of Taylor Occupational License                   7/29/2005 Withholding                           73.58        4/29/2005
County of Laurel                                        7/29/2005 Withholding                           68.22        4/29/2005
City of Auburn                                          7/29/2005 Withholding                           66.44        4/29/2005
City of Danville                                        7/29/2005 Withholding                           65.22        4/29/2005
City of Urbana                                          7/29/2005 Withholding                           64.92        4/29/2005
County of Jessamine                                     7/29/2005 Withholding                           61.71        4/29/2005
County of Breathitt                                     7/29/2005 Withholding                           61.44        4/29/2005
County of Woodford                                      7/29/2005 Withholding                           59.91        4/29/2005
City of Franklin                                        7/29/2005 Withholding                           58.97        4/29/2005
County of Warren                                        7/29/2005 Withholding                           53.55        4/29/2005
City of Versailles                                      7/29/2005 Withholding                           39.94        4/29/2005
City of Nelson-Occup License Admin                      7/29/2005 Withholding                           39.43        4/29/2005
Delaware Dept. of Labor                                 7/29/2005 Unemployment                          23.23        4/29/2005
County of Kenton                                        7/29/2005 Withholding                            3.84        4/29/2005
Alabama DOR                                             5/31/2005 Withholding                       11,322.69        4/29/2005
City of Bowling Green                                   5/31/2005 Withholding                          219.81        4/29/2005
City of Gadsden                                         5/31/2005 Withholding                          163.68        4/29/2005
City of Birmingham                                      5/31/2005 Withholding                          156.42        4/29/2005
City of Hopkinsville                                    5/31/2005 Withholding                          117.77        4/29/2005
County of Jefferson                                     5/31/2005 Withholding                           81.80        4/29/2005
County of Logan                                         5/31/2005 Withholding                           45.34        4/29/2005
Internal Revenue Service                                7/29/2005 Federal Unemployment              24,444.32        1/31/2005
City of Georgetown                                      7/29/2005 Withholding                           89.61        4/29/2005
County of Scott                                         7/29/2005 Withholding                           89.61        4/29/2005
Boyle County                                            7/29/2005 Withholding                            5.55        4/29/2005
Baldwin County S & U Tax Dept                            05/20/05 Sales and Use Tax                  1,059.61         04/20/05
City of Auburn, AL                                       05/20/05 Sales and Use Tax                    622.77         04/20/05
City of Birmingham, AL                                   05/20/05 Sales and Use Tax                  3,190.34         04/20/05
City of Fort Payne, AL                                   05/20/05 Sales and Use Tax                  1,575.51         04/20/05
City of Huntsville, AL                                   05/20/05 Sales and Use Tax                  2,895.28         04/20/05
City of Madison, AL                                      05/20/05 Sales and Use Tax                  2,526.82         04/20/05
City of Montgomery, AL                                   05/20/05 Sales and Use Tax                  7,158.54         04/20/05
City of Northport, AL                                    05/20/05 Sales and Use Tax                    468.38         04/20/05
City of Oneonta, AL                                      05/20/05 Sales and Use Tax                    312.85         04/20/05
City of Pell City, AL                                    05/20/05 Sales and Use Tax                  1,366.42         04/20/05
City of Prattville, AL                                   05/20/05 Sales and Use Tax                  1,122.92         04/20/05
City of Tuscaloosa, AL                                   05/20/05 Sales and Use Tax                    604.64         04/20/05
Cullman County AL S & U Tax                              05/20/05 Sales and Use Tax                  1,227.35         04/20/05
Dekalb Cty AL Revenue Commissioner                       05/20/05 Sales and Use Tax                    523.18         04/20/05
Jefferson Co AL Dept of Revenue                          05/20/05 Sales and Use Tax                  2,237.60         04/20/05
Montgomery County, AL                                    05/20/05 Sales and Use Tax                  5,112.03         04/20/05
Shelby County AL                                         05/20/05 Sales and Use Tax                  1,698.90         04/20/05
St Clair County AL                                       05/20/05 Sales and Use Tax                    334.83         04/20/05
Madison County AL Tax Collector                          05/20/05 Sales and Use Tax                  1,928.94         04/20/05
Tuscaloosa Co AL Sales & Use Tax                         05/20/05 Sales and Use Tax                  1,068.24         04/20/05
Walker Co AL                                             05/20/05 Sales and Use Tax                  2,198.41         04/20/05
AL Tax Trust Account-S&U Tax Division                    05/20/05 Sales and Use Tax                 31,265.29         04/20/05
Alabama Department of Revenue                            05/20/05 Sales and Use Tax                 76,145.33         04/20/05
Ascension Parish LA                                      05/20/05 Sales and Use Tax                  1,631.68         04/20/05
Bossier City Parish LA                                   05/20/05 Sales and Use Tax                  3,638.25         04/20/05
Caddo/Shreveport LA S&U Tax                              05/20/05 Sales and Use Tax                 10,428.27         04/20/05
Calcasieu Parish LA S&U Tax                              05/20/05 Sales and Use Tax                  5,289.08         04/20/05
City of & Parish of Baton Rourge LA                      05/20/05 Sales and Use Tax                 12,897.00         04/20/05
City of Natchitoches, LA                                 05/20/05 Sales and Use Tax                    647.56         04/20/05
City of New Orleans, LA                                  05/20/05 Sales and Use Tax                    757.00         04/20/05
Iberia Parish LA                                         05/20/05 Sales and Use Tax                  1,507.48         04/20/05
Jefferson Davis Parish LA                                05/20/05 Sales and Use Tax                  2,303.06         04/20/05
Lafayette Parish LA                                      05/20/05 Sales and Use Tax                  2,545.15         04/20/05
LaFourche Parish LA                                      05/20/05 Sales and Use Tax                  3,258.82         04/20/05
Lincoln Parish LA                                        05/20/05 Sales and Use Tax                  1,135.74         04/20/05
Livingston Parish LA                                     05/20/05 Sales and Use Tax                  1,045.53         04/20/05
Parish of Rapides LA                                     05/20/05 Sales and Use Tax                  1,466.67         04/20/05
Parish of St Mary LA                                     05/20/05 Sales and Use Tax                    505.00         04/20/05
Parish of St Tammany                                     05/20/05 Sales and Use Tax                  2,136.90         04/20/05
Jefferson Parish LA (Sheriff Harry Lee)                  05/20/05 Sales and Use Tax                  4,842.96         04/20/05
St Landry Parish LA                                      05/20/05 Sales and Use Tax                  1,791.03         04/20/05
Tangipahoa Parish LA                                     05/20/05 Sales and Use Tax                  1,425.09         04/20/05
Monroe LA Tax & Rev Dept                                 05/20/05 Sales and Use Tax                  2,434.00         04/20/05
Terrebonne Parish LA S&U Tax                             05/20/05 Sales and Use Tax                  5,850.85         04/20/05
Vermilion Parish LA S&U Tax                              05/20/05 Sales and Use Tax                  1,254.21         04/20/05
Vernon Parish LA S&U Tax                                 05/20/05 Sales and Use Tax                  1,442.19         04/20/05
Kentucky State Treasurer                                 05/20/05 Sales and Use Tax                100,065.05         04/20/05
Missouri Department of Revenue                           05/20/05 Sales and Use Tax                  1,045.19         04/20/05
Oklahoma Tax Commission                                  05/20/05 Use Tax                              158.33         04/18/05
Oklahoma Tax Commission                                  05/20/05 Sales Tax                         35,755.43         04/18/05
South Carolina Department of Revenue                     05/20/05 Sales and Use Tax                114,457.00         04/20/05
Mississippi Tax Commission                               05/20/05 Sales and Use Tax                 71,418.00         04/20/05
City of Panama City, FL                                  05/20/05 Sales and Use Tax                    373.95         04/20/05
Louisiana Department of Revenue & Tax                    05/20/05 Sales and Use Tax                 59,566.00         04/20/05
Arkansas Department of Revenue                           05/20/05 Sales and Use Tax                 34,921.00         04/20/05
Delaware Division of Revenue                             05/20/05 Gross Receipts Tax                     0.00         04/20/05
Florida Department of Revenue                            05/20/05 Documentary Stamps                 5,987.45         04/20/05
Florida Department of Revenue                            05/20/05 Sales and Use Tax                238,152.82         04/20/05
Georgia Department of Revenue                            05/20/05 Sales and Use Tax                271,990.20         04/20/05
Georgia Department of Revenue                            05/20/05 Use Tax                              770.35         04/20/05
Illinois Department of Revenue                           05/20/05 Sales and Use Tax                  9,864.00         04/20/05
Indiana Department of Revenue                            05/20/05 Sales and Use Tax                107,116.49         04/20/05
State of Maryland                                        05/20/05 Sales and Use Tax                 32,676.53         04/20/05
North Carolina Department of Revenue                     05/10/05 Sales and Use Tax                163,452.24         04/11/05
Ohio Department of Revenue                               05/20/05 Sales and Use Tax                 17,343.29         04/20/05
Tennessee Department of Revenue                          05/20/05 Sales and Use Tax                209,956.00         04/20/05
Texas Department of Revenue                              05/20/05 Sales and Use Tax                 49,253.53         04/20/05
Virginia Department of Revenue                           05/20/05 Sales and Use Tax                 66,351.39         04/20/05
West Virginia Department of Revenue                      05/20/05 Sales and Use Tax                 23,988.89         04/20/05
Internal Revenue Service                                7/29/2005 Federal Unemployment               1,907.61        1/31/2005
Georgia Dept. of Labor                                  7/29/2005 Unemployment                           0.03        4/29/2005
Florida DOR                                             7/29/2005 Unemployment                       4,397.99        4/29/2005
Texas DOR                                               7/29/2005 Unemployment                          23.20        4/29/2005

                                                                                             -----------------
                                                                                                 2,005,166.84
                                                                                             =================

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:             Friedman's Inc., et al.   Case Number:      05-40129
                            -----------------------                     --------

Reporting Period beginning            April 2, 2005   and ending  April 30, 2005
                                      -------------               --------------

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.


Name of Officer                                          Payment                Amount
or Owner              Title                              Description             Paid            Date
--------              -----                              -----------             ----            ----

Cusano,Samuel         Chief Executive Officer            Salary                 28,846.16       4/8/2005
Cusano,Samuel         Chief Executive Officer            Salary                 28,846.16      4/22/2005
Cusano,Samuel         Chief Executive Officer            Auto Allowance            750.00      4/22/2005
Maher,Kenneth         Chief Financial Officer            Salary                 11,538.46       4/8/2005
Maher,Kenneth         Chief Financial Officer            Salary                 11,538.46      4/22/2005
Moore,Charles S       Chief Administrative Officer       Salary                 11,538.46       4/8/2005
Moore,Charles S       Chief Administrative Officer       Salary                 11,538.46      4/22/2005
Moore,Charles S       Chief Administrative Officer       Auto Allowance            500.00      4/22/2005
Romano,Pamela         President and COO                  Signing Bonus          40,000.00      4/27/2005


                                PERSONNEL REPORT

                                                                   Full Time      Part Time
                                                                   ---------      ---------

Number of Employees at beginning of period                            2,547             1,499
Number hired during the period                                           89               271
Number terminated or resigned during period                            (264)             (204)
                                                                   ---------------------------
Number of employees on payroll at end of period                       2,372             1,566
                                                                   ===========================


                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.)


Agent and/                                Phone                Policy         Coverage           Expiration      Date Premium
or Carrier                                Number               Number           Type                Date             Due
----------                                ------               ------           ----                ----             ---

Fireman's Fund Insurance Co.            912-231-6961         MZC80410069       General               9/1/2005       9/1/2004
                                                                               Liability
                                                                               Policy

Fireman's Fund Insurance Co.            912-231-6961         WZC80924901       Workers               9/1/2005       9/1/2004
                                                                               Compensation
                                                                               Policy

Fireman's Fund Insurance Co.            912-231-6961         MZA80245532       Automobile            9/1/2005       9/1/2004
                                                                               Policy

Fireman's Fund Insurance Co.            888-347-3428         XYM86462652       Umbrella Policy       9/1/2005       9/1/2004

Fireman's Fund Insurance Co.            912-231-6961         MZI97704804       Property/Jewelers     9/1/2005       9/1/2004
                                                                               Block Policy

U.S. Fire Insurance Company             912-231-6961         2450048859        Excess Property       9/1/2005       9/1/2004

Great American                          912-231-6961         SAA5543947        Crime Policy         7/22/2005      7/22/2004

National Union Fire Insurance Co.       912-231-6961         005581251         Employment           7/22/2005      7/22/2004
                                                                               Practices
                                                                               Liability

National Union Fire Insurance Co.       912-231-6961         05581253          Fiduciary            7/22/2005      7/22/2004
                                                                               Liability

AIG South                               212-345-3716         005482471         D&O                  7/22/2005      7/22/2004

HCC Global Financial Products           212-345-3716         24-MGU-04-A4085   D&O                  7/22/2005      7/22/2004

AIG SPECIALTY Lines                     212-345-3716         005538983         D&O                  7/22/2005      7/22/2004

Ohio Bureau of Workers Comp                                  1165234-0         Workers              6/30/2005      7/1/2004
                                                                               Compensation
                                                                               Policy

West Virginia Workers Compensation Commission                97000606          Workers              6/30/2005      7/31/2005
                                                                               Compensation
                                                                               Policy


The following lapse in insurance coverage occurred this month:

Policy         Date             Date
Type           Lapsed           Reinstated              Reason for Lapse
----           ------           ----------              ----------------

None


[ ] Check here if U.S. Trustee has been listed as a Certificate Holder for all insurance policies.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

Name of Debtor:      Friedman's Inc., et al.     Case Number:          05-40129
                     -----------------------                           --------

Reporting Period beginning       April 2, 2005   and ending       April 30, 2005
                                 -------------                    --------------



Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement): (2) non-financial transactions., such as the substitution of assets or collateral, (3) modifications to loan agreements;
(4) change in senior management, etc. Attach any relevant documents.

Financial Transactions

None

Non-Financial Transactions

On April 4, 2005 Friedman's Inc. obtained bankruptcy court approval of its Key Employee Compensation Program.

Modifications to Loan Agreements

None

Changes in Senior Management

Effective April 20,2005 Friedman's Inc. announced that Pamela Romano had joined the company as President and Chief Operating Officer.

Other

None


We anticipate filing a Plan of Reorganizaiton and Disclosure Statement : Not presently determined.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                       )       Case No.    05-40130
                             )
FI STORES LIMITED            )       Judge       Hon. Lamar W. Davis, Jr.
PARTNERSHIP, et al.          )
                             )       Chapter     11
                             )
Debtor                       )
-----------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

     FROM         April 2, 2005                TO         April 30, 2005
                  -------------                           --------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            -----------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.



                                    FI Stores Limited Partnership

                            Statement of Cash Receipts and Disbursements

                                               Apr-05


                                                             Month                        YTD

Beginning Balance                                                      0                           0

            Cash deposits                                      5,753,731                  25,476,639
            Credit card collections                            4,512,072                  12,904,215
            Down payments/layaways                                     0                           0
            Sales tax                                                  0                           0
            Borrowings on line of credit                               0                           0
            Interbank transfers                                        0                           0
            Intercompany allocations                        (10,265,803)                (38,380,854)
            Other deposits                                             0                           0

                                                       ------------------          ------------------
Total cash receipts                                                    0                           0

                                                       ------------------          ------------------
Total cash available                                                   0                           0

            Merchandise payments                               3,829,751                  10,178,897
            Rent                                                   1,415                   1,984,811
            Advertising                                        1,016,707                   2,547,908
            Jewelry repair                                       218,249                   1,029,647
            Customer refunds                                      64,970                     404,462
            Utilities and telephone                              111,488                     408,623
            Employee travel                                       11,791                      61,849
            Benefits and benefit administration                  159,818                     514,676
            Freight and inventory distribution                    58,020                     419,938
            Capital expenditures                                  25,743                      76,465
            Taxes and licenses                                   163,425                     799,684
            Ordinary course professionals                              0                           0
            Credit and collection expenses                        24,598                      89,037
            Payroll                                            1,689,754                   5,875,070
            Professional fees                                          0                           0
            Banking, interest and loan fees                            0                           0
            Income taxes                                               0                           0
            Sales tax                                            351,510                   1,530,435
            American Bankers Ins Group                                 0                           0
            ACH/Debits/Charges                                         0                           0
            Healthcare                                                 0                           0
            Line of credit paydowns                                    0                           0
            Intercompany transfers                           (8,061,642)                (25,102,709)
            Other disbursements                                  334,403                   (818,795)

                                                       ------------------          ------------------
Total cash disbursements                                               0                           0
                                                       ------------------          ------------------
Ending cash balance                                                    0                         (0)
                                                       ==================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005                            /s/ Ken Maher
                                                      --------------------------
                                                      Chief Financial Officer


                                                January        February         March           April                  YTD

Beginning Balance                                       0             0               0             (0)                      0

       Cash deposits                            3,322,538    10,052,225       6,348,145       5,753,731             25,476,639
       Credit card collections                  1,097,840     4,061,512       3,232,792       4,512,072             12,904,215
       Down payments/layaways                           0             0               0               0                      0
       Sales tax                                        0             0               0               0                      0
       Borrowings on line of credit                     0             0               0               0                      0
       Interbank transfers                              0             0               0               0                      0
       Intercompany allocations                (4,420,378)  (14,113,737)     (9,580,937)    (10,265,803)           (38,380,854)
       Other deposits                                   0             0               0               0                      0

                                                ----------------------------------------------------------         -------------
Total cash receipts                                     0             0               0               0                      0

                                                 ---------------------------------------------------------         -------------
Total cash available                                    0             0               0             (0)                      0

       Merchandise payments                             0     3,118,084       3,231,062       3,829,751             10,178,897
       Rent                                             0        10,131       1,973,265           1,415              1,984,811
       Advertising                                888,777       229,397         413,027       1,016,707              2,547,908
       Jewelry repair                             143,325       463,927         204,146         218,249              1,029,647
       Customer refunds                            49,352       149,903         140,237          64,970                404,462
       Utilities and telephone                     10,690       116,248         170,197         111,488                408,623
       Employee travel                              1,071        17,281          31,706          11,791                 61,849
       Benefits and benefit administration         51,976       115,966         186,916         159,818                514,676
       Freight and inventory distribution          28,412       194,742         138,764          58,020                419,938
       Capital expenditures                             0             0          50,722          25,743                 76,465
       Taxes and licenses                               0       636,259               0         163,425                799,684
       Ordinary course professionals                    0             0               0               0                      0
       Credit and collection expenses               2,873         1,475          60,090          24,598                 89,037
       Payroll                                  1,138,827     1,230,637       1,815,852       1,689,754              5,875,070
       Professional fees                                0             0               0               0                      0
       Banking, interest and loan fees                  0             0               0               0                      0
       Income taxes                                     0             0               0               0                      0
       Sales tax                                  572,659             0         606,267         351,510              1,530,435
       American Bankers Ins Group                       0             0               0               0                      0
       ACH/Debits/Charges                               0             0               0               0                      0
       Healthcare                                       0             0               0               0                      0
       Line of credit paydowns                          0             0               0               0                      0
       Intercompany transfers                    (854,003)   (6,225,113)     (9,961,950)     (8,061,642)           (25,102,709)
       Other disbursements                     (2,033,959)      (58,938)         939,699         334,403              (818,795)

                                             -------------------------------------------------------------        -------------
Total cash disbursements                             0             0               0               0                      0

                                             -------------------------------------------------------------        -------------
Ending cash balance                                  0            (0)             (0)             (0)                    (0)
                                             =============================================================        =============

Name of Debtor:    FI Stores Limited Partnership     Case Number:    05-40130
                   -----------------------------                     --------

Reporting Period beginning    April 2, 2005          and ending   April 30, 2005
                              -------------                       --------------



The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                         )       Case No.     05-40131
                               )
FRIEDMAN'S FLORIDA             )       Judge        Hon. Lamar W. Davis, Jr.
PARTNERSHIP, et al.            )
                               )       Chapter      11
                               )
Debtor                         )
-------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

       FROM         April 2, 2005                  TO         April 30, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            --------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


                              Friedman's Florida Partnership

                       Statement of Cash Receipts and Disbursements

                                          Apr-05


                                                                   Month                         YTD


Beginning Balance                                                      0                            0

       Cash deposits                                           1,630,979                    7,221,725
       Credit card collections                                 1,279,012                    3,657,887
       Down payments/layaways                                          0                            0
       Sales tax                                                       0                            0
       Borrowings on line of credit                                    0                            0
       Interbank transfers                                             0                            0
       Intercompany allocations                              (2,909,991)                 (10,879,612)
       Other deposits                                                  0                            0

                                                    ---------------------        ---------------------
Total cash receipts                                                    0                            0

                                                    ---------------------        ---------------------
Total cash available                                                   0                            0

       Merchandise payments                                    1,077,117                    2,862,815
       Rent                                                          529                      741,216
       Advertising                                               296,539                      743,140
       Jewelry repair                                             61,383                      289,588
       Customer refunds                                           18,417                      114,651
       Utilities and telephone                                    32,975                      120,860
       Employee travel                                               746                        3,915
       Benefits and benefit administration                        41,692                      134,263
       Freight and inventory distribution                         16,318                      118,108
       Capital expenditures                                        9,614                       28,555
       Taxes and licenses                                         46,325                      226,682
       Ordinary course professionals                                   0                            0
       Credit and collection expenses                              6,973                       25,238
       Payroll                                                   440,805                    1,532,627
       Professional fees                                               0                            0
       Banking, interest and loan fees                                 0                            0
       Income taxes                                                    0                            0
       Sales tax                                                  99,641                      433,824
       American Bankers Ins Group                                      0                            0
       ACH/Debits/Charges                                              0                            0
       Healthcare                                                      0                            0
       Line of credit paydowns                                         0                            0
       Intercompany transfers                                (2,243,124)                  (7,145,196)
       Other disbursements                                        94,051                    (230,286)

                                                    ---------------------        ---------------------
Total cash disbursements                                               0                            0

                                                    ---------------------        ---------------------
Ending cash balance                                                    0                          (0)
                                                    =====================        =====================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 27th day of May, 2005                         /s/ Ken Maher
                                                   -----------------------------
                                                   Chief Financial Officer


                                                                January       February      March        April            YTD

Beginning Balance                                                     0             0            0           (0)               0

              Cash deposits                                     941,822     2,849,450    1,799,474     1,630,979       7,221,725
              Credit card collections                           311,198     1,151,295      916,382     1,279,012       3,657,887
              Down payments/layaways                                  0             0            0             0               0
              Sales tax                                               0             0            0             0               0
              Borrowings on line of credit                            0             0            0             0               0
              Interbank transfers                                     0             0            0             0               0
              Intercompany allocations                       (1,253,020)   (4,000,744)  (2,715,856)   (2,909,991)      #########
              Other deposits                                          0             0            0             0               0

                                                          -------------------------------------------------------   -------------
Total cash receipts                                                   0             0            0             0               0
                                                          -------------------------------------------------------   -------------
Total cash available                                                  0             0            0           (0)               0

              Merchandise payments                                    0       876,961      908,736     1,077,117       2,862,815
              Rent                                                    0         3,783      736,904           529         741,216
              Advertising                                       259,227        66,908      120,466       296,539         743,140
              Jewelry repair                                     40,310       130,479       57,416        61,383         289,588
              Customer refunds                                   13,990        42,492       39,752        18,417         114,651
              Utilities and telephone                             3,162        34,383       50,340        32,975         120,860
              Employee travel                                        68         1,094        2,007           746           3,915
              Benefits and benefit administration                13,559        30,252       48,761        41,692         134,263
              Freight and inventory distribution                  7,991        54,771       39,027        16,318         118,108
              Capital expenditures                                    0             0       18,942         9,614          28,555
              Taxes and licenses                                      0       180,357            0        46,325         226,682
              Ordinary course professionals                           0             0            0             0               0
              Credit and collection expenses                        814           418       17,033         6,973          25,238
              Payroll                                           297,085       321,036      473,701       440,805       1,532,627
              Professional fees                                       0             0            0             0               0
              Banking, interest and loan fees                         0             0            0             0               0
              Income taxes                                            0             0            0             0               0
              Sales tax                                         162,328             0      171,855        99,641         433,824
              American Bankers Ins Group                              0             0            0             0               0
              ACH/Debits/Charges                                      0             0            0             0               0
              Healthcare                                              0             0            0             0               0
              Line of credit paydowns                                 0             0            0             0               0
              Intercompany transfers                           (226,483)   (1,726,358)  (2,949,231)   (2,243,124)     (7,145,196)
              Other disbursements                              (572,051)      (16,576)     264,290        94,051        (230,286)
                                                          -------------------------------------------------------   -------------
Total cash disbursements                                              0             0            0             0               0
                                                          -------------------------------------------------------   -------------
Ending cash balance                                                   0            (0)          (0)           (0)             (0)
                                                          =======================================================   =============

Name of Debtor:   Friedman's Florida Partnership      Case Number:      05-40131
                  ------------------------------                        --------

Reporting Period beginning   April 2, 2005            and ending  April 30, 2005
                             -------------                        --------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                         )         Case No.    05-40132
                               )
FCJV HOLDING CORP.,            )         Judge       Hon. Lamar W. Davis, Jr.
et al.                         )
                               )         Chapter     11
                               )
Debtor                         )
-------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

       FROM         April 2, 2005                TO          April 30, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:        Attorney's Address and Phone Number:

Friedman's Inc.                           John Wm. Butler, Jr.
171 Crossroads Parkway                    George N. Panagakis
Savannah, Georgia 31422                   Timothy P. Olson
(912) 233-9333                            SKADDEN, ARPS, SLATE, MEAGHER
                                             & FLOM LLP
                                          333 West Wacker Drive, Suite 2100
                                          Chicago, Illinois 60606-1285




                                          /s/ Matthew Mills
                                          --------------------------------------
                                          Attorney for Debtor's
                                          Kathleen Horne
                                          Dolly Chisholm
                                          Matthew Mills
                                          INGLESBY, FALLIGANT, HORNE,
                                            COURINGTON & CHISHOLM,
                                            A Professional Corporation
                                          17 West McDonough Street
                                          P.O. Box 1368
                                          Savannah, Georgia 31402-1368
                                          (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


                                     FCJV Holding Corp

                       Statement of Cash Receipts and Disbursements

                                          Apr-05


                                                               Month                        YTD

Beginning Balance                                                      0                           0

            Cash deposits                                              0                           0
            Credit card collections                                    0                           0
            Down payments/layaways                                     0                           0
            Sales tax                                                  0                           0
            Borrowings on line of credit                               0                           0
            Interbank transfers                                        0                           0
            Intercompany allocations                                   0                           0
            Other deposits                                             0                           0

                                                       ------------------          ------------------
Total cash receipts                                                    0                           0

                                                       ------------------          ------------------
Total cash available                                                   0                           0

            Merchandise payments                                       0                           0
            Rent                                                       0                           0
            Advertising                                                0                           0
            Jewelry repair                                             0                           0
            Customer refunds                                           0                           0
            Utilities and telephone                                    0                           0
            Employee travel                                            0                           0
            Benefits and benefit administration                        0                           0
            Freight and inventory distribution                         0                           0
            Capital expenditures                                       0                           0
            Taxes and licenses                                         0                           0
            Ordinary course professionals                              0                           0
            Credit and collection expenses                             0                           0
            Payroll                                                    0                           0
            Professional fees                                          0                           0
            Banking, interest and loan fees                            0                           0
            Income taxes                                               0                           0
            Sales tax                                                  0                           0
            American Bankers Ins Group                                 0                           0
            ACH/Debits/Charges                                         0                           0
            Healthcare                                                 0                           0
            Line of credit paydowns                                    0                           0
            Intercompany transfers                                     0                           0
            Other disbursements                                        0                           0

                                                       ------------------          ------------------
Total cash disbursements                                               0                           0

                                                       ------------------          ------------------
Ending cash balance                                                    0                           0
                                                       ==================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005                            /s/ Ken Maher
                                                      --------------------------
                                                      Chief Financial Officer


                                                            January  February    March     April
Beginning Balance                                                0        0         0        0

           Cash deposits                                         0        0         0        0
           Credit card collections                               0        0         0        0
           Down payments/layaways                                0        0         0        0
           Sales tax                                             0        0         0        0
           Borrowings on line of credit                          0        0         0        0
           Interbank transfers                                   0        0         0        0
           Intercompany allocations                              0        0         0        0
           Other deposits                                        0        0         0        0

                                                          -------------------------------------
Total cash receipts                                              0        0         0        0

                                                          -------------------------------------
Total cash available                                             0        0         0        0

           Merchandise payments                                  0        0         0        0
           Rent                                                  0        0         0        0
           Advertising                                           0        0         0        0
           Jewelry repair                                        0        0         0        0
           Customer refunds                                      0        0         0        0
           Utilities and telephone                               0        0         0        0
           Employee travel                                       0        0         0        0
           Benefits and benefit administration                   0        0         0        0
           Freight and inventory distribution                    0        0         0        0
           Capital expenditures                                  0        0         0        0
           Taxes and licenses                                    0        0         0        0
           Ordinary course professionals                         0        0         0        0
           Credit and collection expenses                        0        0         0        0
           Payroll                                               0        0         0        0
           Professional fees                                     0        0         0        0
           Banking, interest and loan fees                       0        0         0        0
           Income taxes                                          0        0         0        0
           Sales tax                                             0        0         0        0
           American Bankers Ins Group                            0        0         0        0
           ACH/Debits/Charges                                    0        0         0        0
           Healthcare                                            0        0         0        0
           Line of credit paydowns                               0        0         0        0
           Intercompany transfers                                0        0         0        0
           Other disbursements                                   0        0         0        0

                                                          -------------------------------------
Total cash disbursements                                         0        0         0        0

                                                          -------------------------------------
Ending cash balance                                              0        0         0        0
                                                          =====================================

Name of Debtor:     FCJV Holding Corp.              Case Number:        05-40132
                    ------------------                                  --------

Reporting Period beginning     April 2, 2005        and ending    April 30, 2005
                               -------------                      --------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                         )       Case No.    05-40133
                               )
FRIEDMAN'S BENEFICIARY         )       Judge       Hon. Lamar W. Davis, Jr.
INC., et al.                   )
                               )       Chapter     11
                               )
Debtor                         )
-------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

             FROM       April 2, 2005                   TO     April 30, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            ------------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                           Friedman's Beneficiary Inc.

                  Statement of Cash Receipts and Disbursements

                                     Apr-05


                                                         Month          YTD

Beginning Balance                                             0             0

        Cash deposits                                         0             0
        Credit card collections                               0             0
        Down payments/layaways                                0             0
        Sales tax                                             0             0
        Borrowings on line of credit                          0             0
        Interbank transfers                                   0             0
        Intercompany allocations                              0             0
        Other deposits                                        0             0
                                                         ---------      --------
Total cash receipts                                           0             0
                                                         ---------      --------
Total cash available                                          0             0

        Merchandise payments                                  0             0
        Rent                                                  0             0
        Advertising                                           0             0
        Jewelry repair                                        0             0
        Customer refunds                                      0             0
        Utilities and telephone                               0             0
        Employee travel                                       0             0
        Benefits and benefit administration                   0             0
        Freight and inventory distribution                    0             0
        Capital expenditures                                  0             0
        Taxes and licenses                                    0             0
        Ordinary course professionals                         0             0
        Credit and collection expenses                        0             0
        Payroll                                               0             0
        Professional fees                                     0             0
        Banking, interest and loan fees                       0             0
        Income taxes                                          0             0
        Sales tax                                             0             0
        American Bankers Ins Group                            0             0
        ACH/Debits/Charges                                    0             0
        Healthcare                                            0             0
        Line of credit paydowns                               0             0
        Intercompany transfers                                0             0
        Other disbursements                                   0             0
                                                         ---------      --------
Total cash disbursements                                      0             0
                                                         ---------      --------
Ending cash balance                                           0             0
                                                         =========      ========

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005                      /s/ Ken Maher
                                                ------------------------------
                                                Chief Financial Officer


                                                          January    February     March     April

Beginning Balance                                               0          0         0         0

          Cash deposits                                         0          0         0         0
          Credit card collections                               0          0         0         0
          Down payments/layaways                                0          0         0         0
          Sales tax                                             0          0         0         0
          Borrowings on line of credit                          0          0         0         0
          Interbank transfers                                   0          0         0         0
          Intercompany allocations                              0          0         0         0
          Other deposits                                        0          0         0         0

                                                       ------------------------------------------
Total cash receipts                                             0          0         0         0

                                                       ------------------------------------------
Total cash available                                            0          0         0         0

          Merchandise payments                                  0          0         0         0
          Rent                                                  0          0         0         0
          Advertising                                           0          0         0         0
          Jewelry repair                                        0          0         0         0
          Customer refunds                                      0          0         0         0
          Utilities and telephone                               0          0         0         0
          Employee travel                                       0          0         0         0
          Benefits and benefit administration                   0          0         0         0
          Freight and inventory distribution                    0          0         0         0
          Capital expenditures                                  0          0         0         0
          Taxes and licenses                                    0          0         0         0
          Ordinary course professionals                         0          0         0         0
          Credit and collection expenses                        0          0         0         0
          Payroll                                               0          0         0         0
          Professional fees                                     0          0         0         0
          Banking, interest and loan fees                       0          0         0         0
          Income taxes                                          0          0         0         0
          Sales tax                                             0          0         0         0
          American Bankers Ins Group                            0          0         0         0
          ACH/Debits/Charges                                    0          0         0         0
          Healthcare                                            0          0         0         0
          Line of credit paydowns                               0          0         0         0
          Intercompany transfers                                0          0         0         0
          Other disbursements                                   0          0         0         0

                                                       ------------------------------------------
Total cash disbursements                                        0          0         0         0

                                                       ------------------------------------------
Ending cash balance                                             0          0         0         0
                                                       ==========================================

Name of Debtor:   Friedman's Beneficiary Inc.       Case Number:     05-40133
                  ---------------------------                        --------

Reporting Period beginning    April 2, 2005         and ending   April 30, 2005
                              -------------                      --------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                           )          Case No.    05-40134
                                 )
FRIEDMAN'S HOLDING CORP.,        )          Judge       Hon. Lamar W. Davis, Jr.
et al.                           )
                                 )          Chapter     11
                                 )
Debtor                           )
---------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

       FROM         April 2, 2005                TO         April 30, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            -----------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


                                 Friedman's Holding Corp.

                       Statement of Cash Receipts and Disbursements

                                          Apr-05


                                                            Month                      YTD

Beginning Balance                                                 0                       0

            Cash deposits                                         0                       0
            Credit card collections                               0                       0
            Down payments/layaways                                0                       0
            Sales tax                                             0                       0
            Borrowings on line of credit                          0                       0
            Interbank transfers                                   0                       0
            Intercompany allocations                              0                       0
            Other deposits                                        0                       0

                                                      --------------          --------------
Total cash receipts                                               0                       0

                                                      --------------          --------------
Total cash available                                              0                       0

            Merchandise payments                                  0                       0
            Rent                                                  0                       0
            Advertising                                           0                       0
            Jewelry repair                                        0                       0
            Customer refunds                                      0                       0
            Utilities and telephone                               0                       0
            Employee travel                                       0                       0
            Benefits and benefit administration                   0                       0
            Freight and inventory distribution                    0                       0
            Capital expenditures                                  0                       0
            Taxes and licenses                                    0                       0
            Ordinary course professionals                         0                       0
            Credit and collection expenses                        0                       0
            Payroll                                               0                       0
            Professional fees                                     0                       0
            Banking, interest and loan fees                       0                       0
            Income taxes                                          0                       0
            Sales tax                                             0                       0
            American Bankers Ins Group                            0                       0
            ACH/Debits/Charges                                    0                       0
            Healthcare                                            0                       0
            Line of credit paydowns                               0                       0
            Intercompany transfers                                0                       0
            Other disbursements                                   0                       0

                                                      --------------          --------------
Total cash disbursements                                          0                       0

                                                      --------------          --------------
Ending cash balance                                               0                       0
                                                      ==============          ==============

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005               /s/ Ken Maher
                                         ---------------------------------------
                                         Chief Financial Officer



                                                      January   February     March     April                  YTD

Beginning Balance                                           0         0         0         0                      0

            Cash deposits                                   0         0         0         0                      0
            Credit card collections                         0         0         0         0                      0
            Down payments/layaways                          0         0         0         0                      0
            Sales tax                                       0         0         0         0                      0
            Borrowings on line of credit                    0         0         0         0                      0
            Interbank transfers                             0         0         0         0                      0
            Intercompany allocations                        0         0         0         0                      0
            Other deposits                                  0         0         0         0                      0

                                                    ----------------------------------------             ----------
Total cash receipts                                         0         0         0         0                      0

                                                    ----------------------------------------             ----------
Total cash available                                        0         0         0         0                      0

            Merchandise payments                            0         0         0         0                      0
            Rent                                            0         0         0         0                      0
            Advertising                                     0         0         0         0                      0
            Jewelry repair                                  0         0         0         0                      0
            Customer refunds                                0         0         0         0                      0
            Utilities and telephone                         0         0         0         0                      0
            Employee travel                                 0         0         0         0                      0
            Benefits and benefit administration             0         0         0         0                      0
            Freight and inventory distribution              0         0         0         0                      0
            Capital expenditures                            0         0         0         0                      0
            Taxes and licenses                              0         0         0         0                      0
            Ordinary course professionals                   0         0         0         0                      0
            Credit and collection expenses                  0         0         0         0                      0
            Payroll                                         0         0         0         0                      0
            Professional fees                               0         0         0         0                      0
            Banking, interest and loan fees                 0         0         0         0                      0
            Income taxes                                    0         0         0         0                      0
            Sales tax                                       0         0         0         0                      0
            American Bankers Ins Group                      0         0         0         0                      0
            ACH/Debits/Charges                              0         0         0         0                      0
            Healthcare                                      0         0         0         0                      0
            Line of credit paydowns                         0         0         0         0                      0
            Intercompany transfers                          0         0         0         0                      0
            Other disbursements                             0         0         0         0                      0

                                                    ----------------------------------------             ----------
Total cash disbursements                                    0         0         0         0                      0

                                                    ----------------------------------------             ----------
Ending cash balance                                         0         0         0         0                      0
                                                    ========================================             ==========

Name of Debtor:    Friedman's Beneficiary Inc.        Case Number:    05-40133
                   ---------------------------                        --------

Reporting Period beginning        April 2, 2005       and ending  April 30, 2005
                                  -------------                   --------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                           )        Case No.    05-40135
                                 )
FRIEDMAN'S INVESTMENTS           )        Judge       Hon. Lamar W. Davis, Jr.
LLC, et al.                      )
                                 )        Chapter     11
                                 )
Debtor                           )
---------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

          FROM         April 2, 2005                TO          April 30, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            -----------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


                                   Friedman's Investments LLC

                          Statement of Cash Receipts and Disbursements

                                             Apr-05


                                                            Month                     YTD

Beginning Balance                                                     0                        0

            Cash deposits                                             0                        0
            Credit card collections                                   0                        0
            Down payments/layaways                                    0                        0
            Sales tax                                                 0                        0
            Borrowings on line of credit                              0                        0
            Interbank transfers                                       0                        0
            Intercompany allocations                                  0                        0
            Other deposits                                            0                        0

                                                         ---------------          ---------------
Total cash receipts                                                   0                        0

                                                         ---------------          ---------------
Total cash available                                                  0                        0

            Merchandise payments                                      0                        0
            Rent                                                      0                        0
            Advertising                                               0                        0
            Jewelry repair                                            0                        0
            Customer refunds                                          0                        0
            Utilities and telephone                                   0                        0
            Employee travel                                           0                        0
            Benefits and benefit administration                       0                        0
            Freight and inventory distribution                        0                        0
            Capital expenditures                                      0                        0
            Taxes and licenses                                        0                        0
            Ordinary course professionals                             0                        0
            Credit and collection expenses                            0                        0
            Payroll                                                   0                        0
            Professional fees                                         0                        0
            Banking, interest and loan fees                           0                        0
            Income taxes                                              0                        0
            Sales tax                                                 0                        0
            American Bankers Ins Group                                0                        0
            ACH/Debits/Charges                                        0                        0
            Healthcare                                                0                        0
            Line of credit paydowns                                   0                        0
            Intercompany transfers                                    0                        0
            Other disbursements                                       0                        0

                                                         ---------------          ---------------
Total cash disbursements                                              0                        0

                                                         ---------------          ---------------
Ending cash balance                                                   0                        0
                                                         ===============          ===============

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005                            /s/ Ken Maher
                                                      -------------------------
                                                      Chief Financial Officer



                                                       January   February     March     April                    YTD

Beginning Balance                                           0         0         0         0                        0

            Cash deposits                                   0         0         0         0                        0
            Credit card collections                         0         0         0         0                        0
            Down payments/layaways                          0         0         0         0                        0
            Sales tax                                       0         0         0         0                        0
            Borrowings on line of credit                    0         0         0         0                        0
            Interbank transfers                             0         0         0         0                        0
            Intercompany allocations                        0         0         0         0                        0
            Other deposits                                  0         0         0         0                        0

                                                    ----------------------------------------               ----------
Total cash receipts                                         0         0         0         0                        0

                                                    ----------------------------------------               ----------
Total cash available                                        0         0         0         0                        0

            Merchandise payments                            0         0         0         0                        0
            Rent                                            0         0         0         0                        0
            Advertising                                     0         0         0         0                        0
            Jewelry repair                                  0         0         0         0                        0
            Customer refunds                                0         0         0         0                        0
            Utilities and telephone                         0         0         0         0                        0
            Employee travel                                 0         0         0         0                        0
            Benefits and benefit administration             0         0         0         0                        0
            Freight and inventory distribution              0         0         0         0                        0
            Capital expenditures                            0         0         0         0                        0
            Taxes and licenses                              0         0         0         0                        0
            Ordinary course professionals                   0         0         0         0                        0
            Credit and collection expenses                  0         0         0         0                        0
            Payroll                                         0         0         0         0                        0
            Professional fees                               0         0         0         0                        0
            Banking, interest and loan fees                 0         0         0         0                        0
            Income taxes                                    0         0         0         0                        0
            Sales tax                                       0         0         0         0                        0
            American Bankers Ins Group                      0         0         0         0                        0
            ACH/Debits/Charges                              0         0         0         0                        0
            Healthcare                                      0         0         0         0                        0
            Line of credit paydowns                         0         0         0         0                        0
            Intercompany transfers                          0         0         0         0                        0
            Other disbursements                             0         0         0         0                        0

                                                    ----------------------------------------               ----------
Total cash disbursements                                    0         0         0         0                        0

                                                    ----------------------------------------               ----------
Ending cash balance                                         0         0         0         0                        0
                                                    ========================================               ==========


Name of Debtor:    Friedman's Investments LLC         Case Number:     05-40135
                   --------------------------                          --------

Reporting Period beginning    April 2, 2005           and ending  April 30, 2005
                              -------------                       --------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                         )          Case No.    05-40136
                               )
FRIEDMAN'S MANAGEMENT          )          Judge       Hon. Lamar W. Davis, Jr.
CORP., et al.                  )
                               )          Chapter     11
                               )
Debtor                         )
-------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

        FROM         April 2, 2005                TO         April 30, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            ---------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.


                                Friedman's Management Corp

                       Statement of Cash Receipts and Disbursements

                                          Apr-05


                                                        Monthly                       YTD

Beginning Balance                                                400                         400

            Cash deposits                                          0                           0
            Credit card collections                                0                           0
            Down payments/layaways                                 0                           0
            Sales tax                                              0                           0
            Borrowings on line of credit                           0                           0
            Interbank transfers                                    0                           0
            Intercompany allocations                               0                           0
            Other deposits                                         0                           0

                                                    -----------------           -----------------
Total cash receipts                                                0                           0

                                                    -----------------           -----------------
Total cash available                                             400                         400

            Merchandise payments                                   0                           0
            Rent                                                  12                      16,471
            Advertising                                            0                           0
            Jewelry repair                                         0                           0
            Customer refunds                                       0                           0
            Utilities and telephone                           12,039                      42,969
            Employee travel                                        0                           0
            Benefits and benefit administration               48,640                     140,822
            Freight and inventory distribution                     0                           0
            Capital expenditures                                   0                           0
            Taxes and licenses                                     0                           0
            Ordinary course professionals                          0                           0
            Credit and collection expenses                         0                           0
            Payroll                                          514,273                   1,441,465
            Professional fees                                      0                           0
            Banking, interest and loan fees                        0                           0
            Income taxes                                           0                           0
            Sales tax                                              0                           0
            American Bankers Ins Group                             0                           0
            ACH/Debits/Charges                                     0                           0
            Healthcare                                             0                           0
            Line of credit paydowns                                0                           0
            Intercompany transfers                         (574,964)                 (1,641,728)
            Other disbursements                                    0                           0

                                                    -----------------           -----------------
Total cash disbursements                                           0                         (0)

                                                    -----------------           -----------------
Ending cash balance                                              400                         400
                                                    =================           =================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 27th day of May, 2005                     /s/ Ken Maher
                                               --------------------------------
                                               Chief Financial Officer


                                                    January   February  March     April               YTD

Beginning Balance                                     400       400       400       400                 400

            Cash deposits                               0         0         0         0                   0
            Credit card collections                     0         0         0         0                   0
            Down payments/layaways                      0         0         0         0                   0
            Sales tax                                   0         0         0         0                   0
            Borrowings on line of credit                0         0         0         0                   0
            Interbank transfers                         0         0         0         0                   0
            Intercompany allocations                    0         0         0         0                   0
            Other deposits                              0         0         0         0                   0

                                                   -------------------------------------         -----------
Total cash receipts                                     0         0         0         0                   0
                                                   -------------------------------------         -----------
Total cash available                                  400       400       400       400                 400

            Merchandise payments                        0         0         0         0                   0
            Rent                                        0    84.072    16,376        12              16,471
            Advertising                                 0         0         0         0                   0
            Jewelry repair                              0         0         0         0                   0
            Customer refunds                            0         0         0         0                   0
            Utilities and telephone                     0   12552.6    18,378    12,039              42,969
            Employee travel                             0         0         0         0                   0
            Benefits and benefit administration         0  35293.93    56,888    48,640             140,822
            Freight and inventory distribution          0         0         0         0                   0
            Capital expenditures                        0         0         0         0                   0
            Taxes and licenses                          0         0         0         0                   0
            Ordinary course professionals               0         0         0         0                   0
            Credit and collection expenses              0         0         0         0                   0
            Payroll                                     0  374541.8   552,651   514,273           1,441,465
            Professional fees                           0         0         0         0                   0
            Banking, interest and loan fees             0         0         0         0                   0
            Income taxes                                0         0         0         0                   0
            Sales tax                                   0         0         0         0                   0
            American Bankers Ins Group                  0         0         0         0                   0
            ACH/Debits/Charges                          0         0         0         0                   0
            Healthcare                                  0         0         0         0                   0
            Line of credit paydowns                     0         0         0         0                   0
            Intercompany transfers                      0   -422472  (644,292) (574,964)         (1,641,728)
            Other disbursements                         0         0         0         0                   0
                                                   -------------------------------------         -----------
Total cash disbursements                                0  5.82E-11        (0)        0                  (0)
                                                   -------------------------------------         -----------
Ending cash balance                                   400       400       400       400                 400
                                                   =====================================         ===========


                                 ATTACHMENT 4
                                 ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - FRIEDMAN'S MGMT ACCOUNT
          ----------------------------------------------------------


Name of Debtor:             Friedman's Inc.    Case Number:            05-40129
                            ---------------                            --------

Reporting Period beginning  April 2, 2005      and ending        April 30, 2005
                            -------------                        --------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

===============================================================================

                    Friedman's Management Acct # 3275522334
                          Friedman's Management Corp.
                                Bank of America
                              GL Acct # 5999.1012
                                April 30, 2005


                               GL
                               --

Beginning GL  Balance            400.00        Ending Bank Balance    400.00

                             -----------                             --------
Ending Balances                  400.00                               400.00
                             -----------                             ========

Reconciling items:

                             -----------
                                 400.00
                             ===========

===============================================================================
** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

             Date
             ----

None


                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 5
                                  ------------

                 CHECK REGISTER - FRIEDMAN'S MANAGEMENT ACCOUNT
                 ----------------------------------------------

Name of Debtor:    Friedman's Management Corp.      Case Number:       05-40136
                   ---------------------------                         --------

Reporting Period beginning      April 2, 2005       and ending    April 30, 2005
                                -------------                     --------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


  Date        Check Number          Payee                Purpose          Amount
  ----        ------------          -----                -------          ------

None

Name of Debtor:    Friedman's Management Corp.      Case Number:        05-40136
                   ---------------------------                          --------

Reporting Period beginning    April 2, 2005         and ending    April 30, 2005
                              -------------                       --------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 6
Attachment 7
Attachment 8